UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Sirius XM Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Jennifer Witz
Chief Executive Officer
Dear Fellow Stockholders,
2025 was a year of meaningful progress and disciplined execution for SiriusXM. In our first full year as an independent public company following the Liberty Media transaction, we reached a defining milestone: our debut on the Fortune 500. This achievement reflects the strength of our differentiated audio portfolio and our ability to deliver on our commitments with focus and rigor.
We entered the year with a sharpened strategy anchored on three priorities:
1.
Strengthening our subscription business through exceptional in-car listener experiences;

2.
Accelerating momentum across our advertising business; and

3.
Leveraging the full breadth of the SiriusXM portfolio to drive efficiencies and unlock new avenues for growth.

These imperatives guided our actions throughout the year and reinforced our foundation for sustainable value creation.
In 2025, we delivered $8.56 billion in revenue, $2.67 billion in Adjusted EBITDA1 and $1.26 billion in free cash flow1—results that exceeded our expectations and underscored both the durability of our business model and the strength of our cash generation.
Across our platform, SiriusXM continued to deliver the music, voices, and stories that captivate, entertain, and inform millions across North America. Our signature, human-curated approach to audio remains a defining competitive advantage. We expanded our music, talk, sports, and news offerings with new talent, new formats, and deeper partnerships. In music, we broadened our leadership with launches such as Unwell Music with Alex Cooper and exclusive artist channels including Chris Stapleton Radio, further advancing our position in the country genre and beyond. In talk, we renewed and expanded relationships with iconic voices like Andy Cohen, Megyn Kelly, and Howard Stern—whose new agreement keeps him exclusively with SiriusXM for three more years—while welcoming compelling new perspectives from creators such as Stephen A. Smith.
Our sports portfolio remains unmatched in audio. We continue to deliver the most comprehensive live play-by-play in the industry, extending key partnerships, including our long-standing relationship with the NBA, and introducing the first-ever 24/7 professional wrestling audio channel. We also brought fans closer to the artists they love through intimate, subscriber-only live events featuring Ed Sheeran, Metallica, Kelsea Ballerini, and more. At the heart of all this is our commitment to distinctive, curated content—programming that deepens engagement, builds loyalty, and differentiates SiriusXM across the audio landscape.
In the car, where our heritage and competitive advantage are strongest, we continue to widen our lead. Adoption of our best-in-class 360L experience accelerated meaningfully, supported by expanded agreements with Toyota and Mitsubishi Motors. Our multi-year automotive subscription program also advanced and now spans more than 15 brands across North America. Today, more than half of all newly sold SiriusXM-equipped vehicles feature 360L, offering drivers richer personalization and a more seamless listening experience.
We complemented these gains with enhancements across platforms, including ongoing app improvements, in-car upgrades, and new features designed to deepen engagement and improve retention. New capabilities such as Continuous Service, which allows subscribers to move between vehicles without interruption, and Companion Subscriptions, which extend access across households, further reinforce SiriusXM’s value.
Our focus on product innovation was matched by significant momentum across our advertising-supported businesses, reaching 170 million listeners across North America. In 2025, SiriusXM became

1
Adjusted EBITDA and free cash flow are non-GAAP financial measures. Please refer to our Annual Report on Form 10-K for fiscal year 2025 for definitions and reconciliations to their respective most comparable financial measures calculated in accordance with GAAP.

the #1 podcast network in the United States by weekly reach. Podcast advertising revenue grew 41% for the year, and our rapidly scaling programmatic capabilities further solidified our position with digital advertisers. We expanded our creator roster with leading voices including Stephanie Soo, Trevor Noah, Mr. Ballen, and Morbid. Many of these partnerships now extend across video and social channels, unlocking new opportunities for reach and monetization. Our creative leadership was also recognized on one of entertainment’s biggest stages, with SiriusXM representing three of the six nominees in the Golden Globes’ inaugural Best Podcast category.
These achievements were underpinned by a disciplined operational approach. We exceeded our cost-savings targets, streamlined our cost structure, and improved efficiency across the organization, enabling continued investment in high-return initiatives while expanding free cash flow. We advanced key innovations through emerging technologies and shared capabilities, including AI-enhanced customer service tools, the launch of our first low-cost, ad-supported SiriusXM tier, and new in-car features such as a native Pandora app. At the same time, we strengthened our balance sheet and upheld our commitment to returning capital to stockholders.
We also continued to build a leadership team equipped to guide SiriusXM through its next chapter. We welcomed two new directors, Anjali Sud and Dave Stephenson, and appointed Scott Walker as our Chief Ad Revenue Officer. In addition, we named Zac Coughlin as our new Chief Financial Officer and Eve Konstan as Chief Legal Officer and Secretary, both of whom officially joined us in early 2026. These leaders bring deep expertise and fresh perspective as we execute against our long-term strategy.
Looking ahead to 2026, our strategy remains clear. We are focused on maintaining a stable, highly engaged subscriber base, advancing our advertising capabilities, and optimizing the business for sustained cash flow growth. We see a path to approximately $1.5 billion in free cash flow2 by 2027, supported by durable subscription economics, disciplined cost management, and continued innovation across our platform.
SiriusXM’s unique combination of premium content, unmatched in-car distribution, scaled audience reach, and growing advertising capabilities positions us well for the future. We remain committed to executing with discipline, investing thoughtfully, and delivering sustainable long-term value for all our stakeholders.
On behalf of the Board of Directors and the entire SiriusXM team, thank you for your continued support.
Sincerely,
Chief Executive Officer
SiriusXM

2
We cannot reconcile the expected free cash flow non-GAAP measure to its most comparable financial measure under GAAP without unreasonable effort.

Notice of 2026
Annual Meeting of Stockholders
Time and Date:	8:30 a.m. EDT, on Thursday, May 28, 2026.
Virtual Meeting:	This year’s meeting can be accessed virtually at www.virtualshareholdermeeting.com/SIRI2026.
Items of Business:
1.
To elect the three Class I and three Class II director nominees named in this proxy statement to serve for a one-year term;

2.
To hold a non-binding, advisory vote on named executive officer compensation;

3.
To approve Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan;

4.
To ratify the appointment of KPMG LLP as our independent registered public accountants for 2026; and

5.
To transact any other business properly coming before the annual meeting and any adjournments or postponements thereof.

Who May Vote:	Holders of SIRI shares at the close of business on April 2, 2026.
Important Notice Regarding the Date of Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, May 28, 2026:
We are pleased to be using the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to stockholders over the Internet. In accordance with these rules, a Notice of Internet Availability of Proxy Materials (“Notice”) and proxy statement were first sent or made available on or about April 10, 2026 to stockholders of record at the close of business on Thursday, April 2, 2026. The Notice contains instructions on how to access our proxy statement and annual report for the fiscal year ended December 31, 2025 over the Internet and how to vote.

Whether or not you expect to attend the virtual meeting, we urge you to vote your shares over the Internet, by telephone, or by signing, dating, and returning a proxy card at your earliest convenience.
Voting over the Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us protect the environment, and reduce postage, printing and proxy tabulation costs.
By Order of the Board of Directors,
Eve Konstan
Executive Vice President, Chief Legal Officer and Secretary
New York, New York
April 10, 2026

Proxy Statement Summary
2026 Annual Meeting of Stockholders
WHEN 8:30 a.m. EDT, on Thursday, May 28, 2026	ITEMS OF BUSINESS 1. Election of directors—To elect three Class I and three Class II directors, each to serve for a one-year term.
VIRTUAL MEETING This year’s meeting can be accessed virtually at www.virtualshareholdermeeting.com/ SIRI2026
2.
Advisory approval of executive compensation—To hold a non-binding, advisory vote on named executive officer compensation.

3.
Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan—To approve an amendment to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”) to increase the number of shares available for issuance by an additional 7,200,000 shares and to extend the term of the 2024 Plan.

4.
Ratification of independent accountants—To ratify the appointment of KPMG LLP as our independent registered public accountants for 2026; and

5.
Such other business as may properly come before the annual meeting.

RECORD DATE April 2, 2026	WHO MAY VOTE Holders of SIRI shares at the close of business on April 2, 2026.
PROXY VOTING
Stockholders of record on the Record Date are entitled to vote by proxy before the meeting in the following ways:

By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
Meeting Agenda and Voting Recommendations
Proposal	Voting Recommendation	Page Reference
1. Election of directors	FOR each nominee	7
2. Advisory vote on named executive officer compensation	FOR	71
3. Approval of Amendment No. 1 to the 2024 Plan	FOR	72
4. Ratification of independent accountants	FOR	82

1221 Avenue of the Americas
35th Floor
New York, New York 10020
Proxy Statement
This proxy statement contains information related to the annual meeting of stockholders of Sirius XM Holdings Inc. (the “Company,” “SiriusXM,” “we,” “us” or “our”) to be held virtually on Thursday, May 28, 2026, beginning at 8:30 a.m. EDT, at www.virtualshareholdermeeting.com/SIRI2026, and at any adjournments or postponements thereof. This proxy statement is first being distributed or made available, as the case may be, to stockholders on or about April 10, 2026.
About the Meeting
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At our annual meeting, stockholders will act upon the following matters outlined in the Notice of 2026 Annual Meeting of Stockholders, including:
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Item 1—the election of three Class I (Eddy W. Hartenstein, Kristina M. Salen and Jennifer C. Witz) and three Class II (Evan D. Malone, Jonelle Procope and Anjali Sud) director nominees to our board, each to serve for a one-year term;

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Item 2—to hold a non-binding, advisory vote on the compensation paid to our named executive officers;

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Item 3—to approve Amendment No. 1 to the 2024 Plan to increase the number of shares available for issuance by an additional 7,200,000 shares and extend the term of the 2024 Plan;

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Item 4—the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2026; and

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such other business that may properly be conducted at the annual meeting or any adjournments or postponements thereof.

On April 2, 2026 (the “Record Date”), 336,550,321 shares of our common stock were outstanding.
WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?
Each holder of our common stock is entitled to one vote per share of common stock on all matters to be acted upon at the annual meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?
Assuming the presence of a quorum, the directors will be elected by the holders of a plurality of the voting power of our common stock present in person or represented by proxy and entitled to vote. This means that the three Class I and three Class II director nominees who receive the most votes cast by the holders of shares of our common stock will be elected. You may vote “For” or “Withhold”
with respect to each nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from whom they are withheld. Votes that are withheld and broker non-votes (as described below) will not have any effect on the outcome of the election of the directors because directors are elected by plurality voting, but votes that are withheld and shares represented by broker non-votes that are present and entitled to vote at the annual meeting will be counted for the purpose of determining whether a quorum is present at the annual meeting.
The affirmative vote of the holders of a majority of the voting power of our common stock, present in person or represented by proxy, and entitled to

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Proxy Statement • About the Meeting

vote on the matter is required for Item 2 (the non- binding, advisory vote on the compensation paid to our named executive officers), Item 3 (the approval of Amendment No. 1 to the 2024 Plan), and Item 4 (the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2026). You may vote “For,” “Against” or “Abstain” with respect to Items 2, 3 and 4. For Items 2, 3 and 4, an “Abstain” vote will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of these proposals. There will be no broker non-votes with respect to Item 4, as brokers may vote shares with respect to this proposal in the absence of client instructions. Items 2 and 4 are not binding on our board of directors or the Company.
WHEN WILL VOTING RESULTS BE AVAILABLE?
We will announce preliminary voting results at the annual meeting. We will report final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the annual meeting.
WHY IS THE ANNUAL MEETING BEING WEBCAST ONLINE?
The annual meeting will be a virtual meeting of stockholders held via a live audio webcast. We believe that a virtual meeting increases stockholder accessibility, while improving meeting efficiency and reducing costs. The virtual meeting will provide the same rights and advantages as a physical meeting. Stockholders will be able to present questions online during the meeting through www.virtualshareholdermeeting.com/SIRI2026, providing our stockholders with the opportunity for meaningful engagement with the Company. In addition, stockholders will be permitted to submit a question one week in advance of the meeting at www.proxyvote.com after logging in with your 16‑digit Control Number.
HOW DO I PARTICIPATE IN THE VIRTUAL MEETING?
Our annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live audio webcast. No physical in- person meeting will be held.
The online meeting will begin promptly at 8:30 a.m. EDT. We encourage you to access the meeting prior to the start time, leaving ample time for the check in. To participate in the meeting, you must have your 16-digit Control Number that is shown on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the annual meeting online, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SIRI2026.
Stockholders will be able to submit questions during the meeting by typing in your question into the “ask a question” box on the meeting page. If you lose your 16-digit Control Number, you may join the annual meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the Record Date.
WILL I BE ABLE TO PARTICIPATE IN THE VIRTUAL MEETING ON THE SAME BASIS AS I WOULD BE ABLE TO PARTICIPATE IN A LIVE MEETING?
The virtual meeting format for the annual meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost.
The format of the virtual meeting has been designed to ensure that our stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
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providing stockholders with the ability to submit appropriate questions, one week in advance of the meeting, to ensure thoughtful responses;

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providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

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answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or service issues, are not pertinent to meeting matters and therefore will not be answered.

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Proxy Statement • About the Meeting

WHAT IF DURING THE CHECK-IN OR DURING THE MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
If you encounter any technical difficulties when accessing or using the annual meeting website, please call the technical support number that will be posted on the annual meeting website login page. If there are any technical issues in convening or hosting the meeting, we will post information to our website, including information on when the meeting will be reconvened.
WHAT CONSTITUTES A QUORUM?
The presence, in person or by proxy, of the holders of a majority of the aggregate voting power of the issued and outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum to transact business at the annual meeting. If a quorum is not present or represented at the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, may adjourn the annual meeting from time to time without notice or other announcement until a quorum is present or represented. Your shares will be counted towards the quorum if you vote by mail, by telephone or through the Internet (either before or during the annual meeting). Abstentions and shares represented by broker non-votes that are present and entitled to vote are also counted as present for purposes of determining a quorum.
WHAT IS A BROKER NON-VOTE?
A broker non-vote occurs if you hold shares in “street name” (that is, your shares are held on your behalf by a bank, broker or other nominee) and do not provide voting instructions to your broker on a proposal and your broker does not have the discretionary authority to vote on such a proposal. A broker is entitled to vote shares held for a beneficial holder on routine matters, such as Item 4 (the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2026), without instructions from the beneficial holder of those shares. On the other hand, absent instructions from the beneficial holders of such shares, a broker will not be entitled to vote shares held for a beneficial holder on non-routine items, such as Item 1 (the election of directors), Item 2 (the non-binding, advisory vote on the compensation paid to our named executive officers) and Item 3 (the approval of Amendment No. 1 to the 2024 Plan).
It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your votes are counted.
Broker non-votes that are present and entitled to vote will be counted for purposes of determining whether a quorum is present to hold the annual meeting.
WHAT IF I DON’T VOTE ELECTRONICALLY OR RETURN MY PROXY CARD AND DON’T ATTEND THE ANNUAL MEETING?
If you are a holder of record (that is, your shares are registered in your own name with our transfer agent) and you don’t vote your shares, your shares will not be voted.
If you are a beneficial owner (that is, you hold your shares through your broker, bank or other nominee) and you do not provide voting instructions to your broker, bank or other nominee with respect to Item 1 (the election of directors), Item 2 (the non-binding, advisory vote on the compensation paid to our named executive officers) and Item 3 (the approval of Amendment No. 1 to the 2024 Plan) and your broker, bank or other nominee exercises discretionary authority to vote on Item 4 (the ratification of the appointment of KPMG as our independent registered public accountant for 2026), then the missing votes for Item 1, Item 2 and Item 3 will be considered “broker non-votes” and will not be counted in determining the outcome of the vote on these items.
HOW DO I VOTE PRIOR TO THE MEETING?
Stockholders of record can vote before the meeting as follows:
By Internet: Stockholders may vote over the Internet at www.proxyvote.com by following the instructions included on your Notice. You will need the 16-digit Control Number included on the Notice to obtain your records and to create an electronic voting instruction form.
By Telephone: Stockholders may vote by telephone at 1-800-690-6903 by following the instructions included with your Notice. You will need the 16-digit Control Number included on your Notice in order to vote by telephone.
By Mail: Stockholders may request a proxy card from us by following the instructions on your Notice. When you receive the proxy card, mark your

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selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope provided to you.
If your shares are held in “street name,” you must submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information provided by your bank, broker or other nominee on how to submit voting instructions.
The deadline for voting by telephone or electronically before the meeting is 11:59 p.m. EDT, on Wednesday, May 27, 2026 and for shares of common stock held in the Sirius XM Radio 401(k) Plan, the deadline to vote is 11:59 p.m. EDT, on Tuesday, May 26, 2026. Mailed proxy cards with respect to shares held of record must be received by us no later than Tuesday, May 26, 2026.
HOW DO I VOTE DURING THE MEETING?
We will be hosting the annual meeting live online. You can participate in the annual meeting live online at www.virtualshareholdermeeting.com/ SIRI2026. The webcast will start at 8:30 a.m. EDT.
Stockholders may vote and submit questions while attending the meeting online. You will need the 16‑digit Control Number included on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials in order to be able to vote and submit questions during the meeting.
Even if you plan to participate in the online meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to participate in the online meeting. Only your latest executed vote will count.
WHAT IS HOUSEHOLDING?
As permitted by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), only one copy of this proxy statement and annual report or Notice is being delivered to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of our proxy statement. This is known as householding.
We will promptly deliver, upon oral or written request, a separate copy of this proxy statement and annual report or Notice to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for this year or future years’ proxy materials should be directed to: Sirius XM Holdings Inc., Attention: Corporate Secretary, 1221 Avenue of the Americas, 35th Floor, New York, New York 10020. Requests can also be made by telephone by calling (212) 584-5100.
Stockholders of record residing at the same address and currently receiving multiple copies of this proxy statement may contact our Corporate Secretary (in writing or by phone at the contact information indicated above) to request that only a single copy of our proxy statement be mailed in the future.
HOW CAN I OBTAIN A PRINTED COPY OF THE PROXY MATERIALS?
To receive, free of charge, a separate copy of the Notice and, if applicable, this proxy statement and our annual report, stockholders may write or call us at:
Investor Relations
Sirius XM Holdings Inc.
1221 Avenue of the Americas
35th Floor
New York, New York 10020
(212) 584-5100
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the annual meeting by:
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Notifying our Corporate Secretary in writing at Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Floor, New York, New York 10020 that you are revoking your proxy;

•
Executing and delivering a later-dated proxy card or submitting a later-dated vote by telephone or the Internet; or

•
Attending the virtual meeting, revoking your proxy and voting online.

If you hold your shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. To change your vote

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Proxy Statement • About the Meeting

or revoke your proxy during the annual meeting, you must have your 16-digit Control Number that is shown on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of elections.
WHAT IS A PROXY?
A proxy is a person you appoint to vote on your behalf. We are soliciting your vote so that all shares of our common stock may be voted at the annual meeting.
WHOM AM I DESIGNATING AS MY PROXY?
If you vote by Internet, telephone or mail as indicated in this proxy statement, you will be designating Eve Konstan, our Executive Vice President, Chief Legal Officer and Secretary, and Ruth A. Ziegler, our Senior Vice President and Deputy General Counsel, as your proxies. However, you may appoint a person (who need not be a stockholder) other than Eve Konstan and Ruth A. Ziegler to vote on your behalf at the meeting by completing another proper proxy.
HOW WILL MY PROXY VOTE MY SHARES?
Your proxy will vote your shares according to your instructions. If you complete your proxy card but do not indicate how you would like your shares voted, your proxy will vote in accordance with the recommendation of our board of directors.
WHO IS SOLICITING MY PROXY, AND WHO WILL PAY FOR THE COSTS OF THE SOLICITATION?
SiriusXM is soliciting your proxy. The cost of soliciting proxies will be borne by SiriusXM, which has engaged MacKenzie Partners, Inc. to assist in the distribution and solicitation of proxies. We have agreed to pay MacKenzie $12,000 and reimburse the firm for its reasonable out-of-pocket expenses. We will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our directors, officers and employees may solicit proxies on our behalf by telephone or in writing but will receive no additional compensation for their services.
WHEN, AND HOW, DO I SUBMIT A PROPOSAL FOR NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS?
Under the SEC’s rules and regulations, any stockholder desiring to submit a proposal to be included in our 2027 proxy statement must submit such proposal to us in writing at our principal executive offices located at: 1221 Avenue of the Americas, 35th Floor, New York, New York 10020, to the attention of the Corporate Secretary, no later than the close of business on Friday, December 11, 2026.
Our Amended and Restated By-laws (our “By‑laws”) include advance notice provisions. The By-laws require the timely notice of certain information to be provided by any stockholder who proposes director nominations or any other business for consideration at a stockholders’ meeting. Failure to deliver a proposal in accordance with the procedures discussed above and in the By-laws, may result in the proposal not being deemed timely received. To be timely, notice of a director nomination or any other business for consideration at a stockholders’ meeting must be received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2027 annual meeting of stockholders, such a proposal must be received by our Corporate Secretary on or after January 28, 2027 but no later than February 27, 2027.
In the event that the date of the 2027 annual meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from the anniversary date of the 2026 annual meeting of stockholders, notice must be delivered no earlier than the 120th day prior to the 2027 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made. In addition, for the purposes of the application of Rule 14a-4(c) of the Exchange Act, the date for timely notice specified in this paragraph shall be the earlier of the date calculated above or the date specified in paragraph (c)(1) of Rule 14a-4 of the Exchange Act.
In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than

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Proxy Statement • About the Meeting

SiriusXM’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2027 (i.e., 60 days prior to the anniversary of the 2026 annual meeting date), except that, if the date of the meeting changes by more than 30 days from the date of the 2026 annual meeting, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.
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Item 1—Election of Directors
Our board currently consists of ten members and is divided into three classes, with members of each class holding office for staggered terms. Our board of directors is in the process of declassifying such that, following last year’s annual meeting of stockholders, a director nominee is elected for a one-year term. Each director will be elected in a year in which the term for his or her current class expires, and thereafter each director will serve for a term of one year until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Consequently, by 2027, all of our directors will stand for election each year for one-year terms, and at the conclusion of the 2027 annual meeting of stockholders, our board will no longer be divided into three classes. The current membership and term of each of Classes I, II and III are indicated in the table below:
Class I (term expiring at the 2026 annual meeting)	Class II (term expiring at the 2026 annual meeting)	Class III (term expiring at the 2027 annual meeting)
Eddy W. Hartenstein Kristina M. Salen Jennifer C. Witz	Evan D. Malone Jonelle Procope Anjali Sud	Gregory B. Maffei Michael Rapino Dave Stephenson David M. Zaslav
The Class I and Class II directors are standing for election at the annual meeting. The Nominating and Governance Committee of our board of directors has nominated the Class I and II director nominees after consideration of each individual’s qualifications, contributions to the Company and other reasons discussed in this proxy statement.
The Nominating and Governance Committee believes that a well-functioning board includes highly qualified individuals who bring a variety of complementary skills, experiences and perspectives that are critical to the oversight of our business. Our board of directors is committed to having a board with diverse backgrounds, experiences and expertise that represent our strategic priorities. In furtherance of this commitment, it is the policy of the Nominating and Governance Committee to require that any list of candidates to be considered by the Nominating and Governance Committee for nomination to our board include a pool of candidates with diverse skills, experiences and backgrounds. Any third-party consultant asked to furnish an initial list will be requested to include such candidates.
The Nominating and Governance Committee generally considers each nominee in the broad context of the overall composition of our board of directors with a view toward constituting a board that, as a group, possesses the appropriate mix of skills and experience to oversee our business. The experience, qualifications, attributes, or skills that led the Nominating and Governance Committee to conclude that our nominees should serve on the board of directors are generally described in the biographical information below.
In 2025, we paid a fee to Spencer Stuart, the global executive search and leadership consulting firm, for its assistance in identifying candidates for appointment to our board of directors.
Set forth below is the biographical information for our Class I and Class II director nominees proposed to be elected to serve for a one-year term as Class I and Class II directors, respectively, or until their respective successors have been duly elected and qualified. Also set forth below is the biographical information for our Class III directors, each continuing to serve until their terms expire at the 2027 annual meeting.
To be elected as a director, each nominee must receive a plurality of the votes cast by the holders of our common stock.
Should any nominee become unable or unwilling to accept election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person our board of directors may nominate or designate. Each nominee has consented to serve as a director if elected.
2026 PROXY STATEMENT	7

Item 1—Election of Directors

Biographical information about our Class I director nominees:
EDDY W. HARTENSTEIN
Age: 75
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Hartenstein has been a director since July 2008, served as the Chair of our board from November 2009 to April 2013 and served as our Lead Independent Director from April 2013 until September 2024. From May 2005 until the closing of the merger with XM Satellite Radio Holdings Inc. (“XM”) in July 2008, Mr. Hartenstein served as a director of XM.
Mr. Hartenstein was the non-executive Chairman of the Board of Tribune Publishing, a leading diversified media company that included the Los Angeles Times, from August 2014 through January 2016. Mr. Hartenstein retired as the Publisher and Chief Executive Officer of the Los Angeles Times in August 2014, a position he held since August 2008. In addition, Mr. Hartenstein served as Co-President of the Tribune Company from October 2010 to May 2011 and as President and Chief Executive Officer from May 2011 until January 2013. Mr. Hartenstein was Vice Chairman and a member of the board of directors of The DIRECTV Group, Inc. (formerly Hughes Electronics Corporation), a television service provider, from December 2003 until his retirement in December 2004. He served as Chairman and Chief Executive Officer of DIRECTV, Inc. from late 2001 through 2004 and as President of DIRECTV, Inc. from its inception in 1990 to 2001. Previously, Mr. Hartenstein served in various capacities for Hughes Communications, Inc., a provider of satellite-based communications, Equatorial Communications Services Company, a provider of telephony and data distribution services, and NASA’s Jet Propulsion Laboratory, the lead U.S. center for robotic exploration of the solar system. Mr. Hartenstein also serves as the Lead Independent Director of Broadcom, Inc. and is a member of the board of directors of The City of Hope. Mr. Hartenstein previously served as a director of Tribune Publishing Company, TiVo Corporation (and Rovi Corporation prior to its merger with TiVo Corporation), SanDisk Corporation and Yahoo! Inc.

Key Attributes, Experience and Skills:

Mr. Hartenstein has extensive experience in building, managing, marketing and operating satellite and subscription services. He brings direct and highly relevant expertise to the board in such areas as the construction and procurement of satellites, managing a large consumer subscriber base, consumer marketing, and the design and implementation of systems necessary to support a consumer-oriented business.

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Item 1—Election of Directors

KRISTINA M. SALEN
Age: 55
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Salen has been a director since July 2018 and has served as our Lead Independent Director since January 2025.
Ms. Salen has been the Chief Financial Officer of Booksy Inc., a provider of scheduling software for beauty professionals, since January 2024. From December 2022 to August 2023, Ms. Salen was the Chief Financial Officer of Greenhouse Software, Inc., a hiring software company. She was the Chief Financial Officer of World Wrestling Entertainment, Inc., an integrated media company, from August 2020 until November 2021. From February 2019 until May 2020, Ms. Salen was the Chief Financial Officer of Moda Operandi, Inc., an online luxury retailer, and from July 2017 to October 2018, Ms. Salen was the Chief Financial Officer and Chief Operating Officer of UnitedMasters, an artist services company. Previously, she served as the Chief Financial Officer at Etsy, Inc., an online marketplace, from January 2013 to March 2017. Prior to Etsy, Ms. Salen led the media, Internet, and telecommunications research group of FMR LLC (doing business as Fidelity Investments), a multinational financial services company, from January 2006 to January 2013. Prior to Fidelity, Ms. Salen worked in various financial and executive roles at several companies, including Oppenheimer Capital LLC, an investment firm, from June 2002 to December 2005; Merrill Lynch & Co., Inc., a financial services corporation acquired by Bank of America Corporation in January 2009, from June 1997 to June 2001; Lazard Freres & Co. LLC, a global financial advisory and asset management firm, from April 1996 to June 1997; and SBC Warburg, an investment bank, from December 1994 to April 1996. During the past five years, Ms. Salen was also a director of Cornerstone OnDemand, Inc., a cloud-based talent management software solution company, where she was Chair of the Audit Committee.

Key Attributes, Experience and Skills:

Ms. Salen has extensive experience in media, telecommunications and internet companies, including experience advising, managing and investing in early-stage enterprises and assessing media- and subscription-related business plans and opportunities. This experience, together with her financial and management expertise, make her an asset in the board’s deliberations and in its assessment of our plans and alternatives.

2026 PROXY STATEMENT	9

Item 1—Election of Directors

JENNIFER C. WITZ
Age: 57
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Witz has served as our Chief Executive Officer and has been a director since January 2021.
From March 2019 through December 2020, Ms. Witz was our President, Sales, Marketing and Operations. From August 2017 until March 2019, she was our Executive Vice President, Chief Marketing Officer. Ms. Witz joined us in March 2002 and has served in a variety of senior financial and operating roles. Before joining SiriusXM, Ms. Witz was Vice President, Planning and Development, at Viacom Inc., a global media company, and prior to that she was Vice President, Finance and Corporate Development, at Metro- Goldwyn-Mayer, Inc., an entertainment company focused on the production and global distribution of film and television content. Ms. Witz began her career in the Investment Banking Department at Kidder, Peabody & Co Inc. She also is a member of the Board of Trustees for the Paley Center for Media. During the past five years, she was a member of the board of directors of LendingTree, Inc., a leading online marketplace that connects consumers with financial products and served on its compensation committee.

Key Attributes, Experience and Skills:

As our Chief Executive Officer, Ms. Witz is responsible for setting and executing the goals and strategies related to our business. Ms. Witz provides the board not only with a knowledge of our day-to-day operations, but also with the essential experience, insight and expertise that can be provided only by a person who is intimately involved in running our business. Her ability as a director to share her views during the board’s deliberations is of significant benefit to the other members of the board.

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Item 1—Election of Directors

Biographical information about our Class II director nominees:
EVAN D. MALONE
Age: 55
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Dr. Malone has been a director since May 2013.
Dr. Malone has served as President of NextFab Studio, LLC, which provides manufacturing-related technical training, product development and business acceleration services, since June 2009. Since April 2024, Dr. Malone has served as CEO of NextFab Ventures, a venture capital firm which invests in early stage physical technology companies. Since December 2024, Dr. Malone has served as President of Solid Product Design, a product development consultancy. He has served as an applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001. Dr. Malone serves as president of the Malone Family Foundation, as a director and president of the NextFab Foundation, and as an officer of the Malone Family Land Preservation Foundation. Dr. Malone has served as a director of Liberty Media Corporation (“Liberty Media”) since September 2011 and as a director of QVC Group, Inc. (formerly known as Qurate Retail, Inc.) since August 2008.

Key Attributes, Experience and Skills:

Dr. Malone brings an applied science and engineering perspective to the board. Dr. Malone’s perspectives assist the board in adapting to technological changes facing the audio entertainment industry. His entrepreneurial experience also provides the board valuable insights in evaluating opportunities in existing, new and emerging technologies.

JONELLE PROCOPE
Age: 75
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Procope has been a director since July 2020.
From 2003 to June 2023, Ms. Procope was the President and Chief Executive Officer of the Apollo Theater Foundation, Inc., a non- profit organization that operates the world-famous Apollo Theater in New York and offers educational, summer internship programs, and school seminars. Ms. Procope began her career as a lawyer at Skadden, Arps, Slate, Meagher & Flom, LLP, an international law firm, and later held legal and business affairs positions at Viacom International, Inc., a global entertainment company, Bristol-Myers Squibb Company, a global biopharmaceutical company, and Blackground Records, an independent record label.

Key Attributes, Experience and Skills:

Ms. Procope brings to the board extensive experience in the entertainment industry and as an active member of many civic and community organizations in New York City, such as the boards of New York Public Radio, Lincoln Center for the Performing Arts, The Gracie Mansion Conservancy and the 125th Street Business Improvement District as well as a member of the NYC Landmarks 50 Advisory Committee.

2026 PROXY STATEMENT	11

Item 1—Election of Directors

ANJALI SUD
Age: 42
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Sud has been a director since March 2025.
Ms. Sud has been the Chief Executive Officer of Tubi, Inc., a subsidiary of the Fox Corporation that provides free ad-supported TV streaming service in the United States, since September 2023. Prior to that time, from July 2017 to August 2023, Ms. Sud served as the Chief Executive Officer of Vimeo, Inc., a provider of cloud-based software tools that enable creative professionals, marketers and enterprises to stream, host, distribute and monetize videos online and across devices. She also served on Vimeo’s board of directors from May 2021 to August 2023. Prior to that, Ms. Sud held various positions at Vimeo since July 2014, before being promoted to Chief Executive Officer in July 2017. Before Vimeo, Ms. Sud served in various positions at Amazon.com, Inc. from 2010 to 2014, most recently as Director of Marketing. Ms. Sud serves on the Board of Directors of Dolby Laboratories, Inc. and Change.org.

Key Attributes, Experience and Skills:

As the Chief Executive Officer of Tubi and having served in executive positions in other technology and media companies, Ms. Sud brings extensive knowledge of the technology industry and operational experience to the boardroom, including an understanding of the operational, financial and strategic issues facing audio-visual content creators and streaming service providers. In addition, through her prior role as Director of Marketing at Amazon, Ms. Sud brings valuable business and marketing insight and experience to our board.

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Item 1—Election of Directors

Biographical information about our Class III directors:
GREGORY B. MAFFEI
Age: 65
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Maffei has been a director since March 2009 and has served as the Chair of our board since April 2013.
Mr. Maffei is currently the CEO of BANN Ventures Inc. since January 2025. BANN Ventures is a venture investment firm focused on strategic partnerships and emerging growth opportunities.
Mr. Maffei also serves as: the Executive Chairman of QVC Group, Inc. since March 2018 and a director since November 2005; a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow Inc., from May 2005 to February 2015; the Chairman of the board of Tripadvisor, Inc. since February 2013.
Mr. Maffei previously served as: the President and Chief Executive Officer of Liberty TripAdvisor Holdings, Inc. from July 2013 through April 2025; the President and Chief Executive Officer of Liberty Media (including its predecessor) from May 2007 to December 2024; the President and Chief Executive Officer of Liberty Media Acquisition Corporation from November 2020 to December 2022; the President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020; the Chairman of the board of Liberty TripAdvisor Holdings, Inc. since June 2015 and a director since June 2013; and the President and Chief Executive Officer of QVC Group, Inc. (including its predecessor) from February 2006 until March 2018. Prior thereto, Mr. Maffei served as Co-President of Oracle Corporation, as Chairman, Chief Executive Officer and President of 360networks Corporation, and as Chief Financial Officer of Microsoft Corporation.
During the past five years, Mr. Maffei served on the board of directors of Liberty Media Corporation, Liberty Broadband Corporation, Live Nation Entertainment, Inc., Charter Communications, Inc., Atlanta Braves Holdings, Inc., GCI Liberty, Inc. and Liberty Media Acquisition Corporation.

Key Attributes, Experience and Skills:

Mr. Maffei brings to the board significant financial and operational experience based on his senior policy-making positions at Liberty Media, QVC Group, Inc. (formerly known as Qurate Retail, Inc.), Liberty TripAdvisor, Liberty Broadband, GCI Liberty, Inc., Oracle, 360networks and Microsoft. He also provides the board with an executive leadership perspective on the operations and management of large public companies, including companies in the technology, media and telecommunications space. The board also benefits from his extensive public company board experience.

2026 PROXY STATEMENT	13

Item 1—Election of Directors

MICHAEL RAPINO
Age: 60
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Rapino has been a director since January 2018.
Mr. Rapino has been the President and Chief Executive Officer of Live Nation Entertainment, Inc. (“Live Nation”) since 2005 and serves on its board of directors. Live Nation is the world’s leading live entertainment company comprised of: Ticketmaster, Live Nation Concerts and Live Nation Media & Sponsorship.

Key Attributes, Experience and Skills:
Mr. Rapino is a leading figure in the music industry and brings to the board extensive experience in marketing and promoting live entertainment, especially musical entertainment.

DAVE STEPHENSON
Age: 58
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Stephenson has been a director since September 2025.
Mr. Stephenson is the Chief Business Officer and Head of Employee Experience of Airbnb, Inc. (“Airbnb”), a vacation rental online marketplace company. Mr. Stephenson has been the Chief Business Officer since January 2024 and the Head of Employee Experience since August 2021. Mr. Stephenson was previously the Chief Financial Officer of Airbnb from January 2019 to February 2024. Prior to joining Airbnb, Mr. Stephenson spent 17 years at Amazon.com, Inc., where he was most recently Vice President and Chief Financial Officer of their Worldwide Consumer Organization from June 2015 to December 2018. Before that, from September 2013 to June 2015, Mr. Stephenson was the Chief Financial Officer of Amazon.com’s International Consumer business and led finance across many areas of the company. Mr. Stephenson served as President and Chief Financial Officer of Big Fish Games, Inc., a gaming company, from September 2011 to September 2013. Mr. Stephenson holds a B.S. in Industrial and Management Engineering from Montana State University and an M.B.A. from the University of Iowa. Mr. Stephenson serves on the board of directors of Lyft, Inc. (“Lyft”) and serves as the chair of its audit committee.

Key Attributes, Experience and Skills:

As the Chief Business Officer and Head of Employee Experience of Airbnb and having served in executive positions in other technology and e-commerce companies, Mr. Stephenson brings extensive knowledge of the technology and e-commerce industries and operational experience to the boardroom, including an understanding of the operational, financial and strategic issues facing businesses in these sectors. In addition, through his prior role as Chief Financial Officer at Airbnb, Mr. Stephenson brings valuable business and financial insight and experience to the board.

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Item 1—Election of Directors

DAVID M. ZASLAV
Age: 66
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Zaslav has been a director since May 2013.
Mr. Zaslav has been the President and Chief Executive Officer and a member of the board of directors of Warner Bros. Discovery, Inc., one of the world’s largest and most diverse media and entertainment companies, since April 2022. Mr. Zaslav was the President and Chief Executive Officer of Discovery Communications, Inc., one of the largest nonfiction media companies in the world, from January 2007 to April 2022, and a director of that company from September 2008 to April 2022. Mr. Zaslav served as President, Cable & Domestic Television and New Media Distribution of NBC Universal, Inc., a media and entertainment company, from May 2006 to December 2006. Mr. Zaslav served as Executive Vice President of NBC and President of NBC Cable, a division of NBC, from October 1999 to May 2006.
Mr. Zaslav serves on the boards of American Cinematheque and Grupo Televisa. He also is a member of the Board of Trustees for the Paley Center for Media and Syracuse University and is on the Board of Overseers for NYU Langone Health. He is a member of the Executive Branch of the Academy of Motion Picture Arts and Sciences and is also a member of the Television Academy. During the past five years, Mr. Zaslav served as a director of Blade Air Mobility, Lions Gate Entertainment Corp., Mt. Sinai Medical Center, Partnership for NYC, USC Shoah Foundation, The Cable Center and as an advisor to the Board of the Elie Wiesel Foundation for Humanity.

Key Attributes, Experience and Skills:

Mr. Zaslav, as the Chief Executive Officer of Warner Bros. Discovery and through his prior work in television, has developed a deep understanding of the media and entertainment industry. This experience, together with his general management expertise, positions him as a valued presence on our board to assist us in evaluating content and marketing opportunities and trends in audio entertainment.

Board Composition Highlights
The following charts summarize the tenure, independence, and self-identified statistics for our board of directors.
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Item 1—Election of Directors

Outside Commitments
In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. The board of directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and the Nominating and Governance Committee evaluates each director’s commitment to ensure their continued effectiveness as a director.
The board of directors recognizes that Mr. Maffei, Chair of our board of directors, also sits on the board of directors of several other companies, including QVC Group, Inc. (formerly known as Qurate Retail, Inc.), Tripadvisor, Inc., and Zillow Group, Inc., among others. The Nominating and Governance Committee has considered the facts-and-circumstances of Mr. Maffei’s role, including the significant time and resources Mr. Maffei regularly dedicates to our company, the nature of his outside board commitments, the synergies between his service on these other boards and ours, and Mr. Maffei’s broad industry knowledge, and concluded that Mr. Maffei’s outside service does not conflict with, and instead enhances, his role and responsibilities at SiriusXM.
In addition, the board of directors recognizes that Mr. Zaslav, an independent director and President and Chief Executive Officer of Warner Bros. Discovery, Inc., also sits on the board of directors of Warner Bros. Discovery, Inc., American Cinematheque, and Grupo Televisa, is on the Board of Overseers of NYU Langone Health, is a member of the Academy of Motion Picture Arts and Sciences and the Television Academy, and is a member of the Board of Trustees for the Paley Center for Media and Syracuse University. The Nominating and Governance Committee has considered the facts-and-circumstances of Mr. Zaslav’s role, including the time and resources Mr. Zaslav dedicates to SiriusXM, the nature of his outside board and charitable commitments, the synergies between his service to these other boards and institutions and our board of directors, and Mr. Zaslav’s broad media industry knowledge, and concluded that Mr. Zaslav’s outside service does not conflict with, and instead augments, his role and responsibilities at SiriusXM.
What are the responsibilities of the board of directors?
The business and affairs of our company are managed under the direction of our board of directors.
Our board, among other things, oversees senior management selection, monitors overall corporate performance and ensures the integrity of our financial controls. Our board of directors also oversees our strategic and business planning processes with a goal of responsibly growing our business and creating value for our stockholders.
Our board of directors believes that earning the trust of our customers, stockholders and other stakeholders is a foundation of our business success. Our focus on earning trust positions us well as companies face new scrutiny and demands for accountability. Today, companies face increasing expectations from governments and other stakeholders to address the impacts of technology on individual rights, cybersecurity, and environmental sustainability. Customers embrace brands they understand and trust, and we expect they will increasingly turn away from products and companies that fail to uphold that trust. We are committed to conducting our business in ways that are principled, transparent, and accountable.
Our board of directors also oversees the key risks identified through our enterprise risk management process for board oversight: privacy-related risks; competitive risks facing our businesses, including risks relating to reputational and customer service risks; succession planning for our executive officers and other senior management; cybersecurity risks; corporate responsibility and sustainability risks (including climate risk); corporate governance risks; and other legal and regulatory risks. Our board of directors also reviews other significant risks facing our company identified through our enterprise risk management process, including significant strategic, operational, legal and corporate responsibility risks. Our Chief Executive Officer regularly reports to the board of directors on our efforts to build a corporate culture based on integrity and respect, with the goal of working together to drive our business to be innovative, competitive and valued by listeners and advertisers.
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How are nominees for the board of directors selected?
Our Nominating and Governance Committee reviews possible candidates to be directors and is responsible for overseeing matters of corporate governance, including the evaluation of performance and practices of the board of directors and the board’s committees. The Nominating and Governance Committee considers suggestions from many sources, including stockholders, for potential director nominees. Such suggestions, together with appropriate biographical and other information required pursuant to our By-laws, should be submitted to our Corporate Secretary, Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Floor, New York, New York 10020. Candidates who are suggested by our stockholders are evaluated by the Nominating and Governance Committee in the same manner as are other potential candidates to be directors.
In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee takes into account factors it considers appropriate, which may include:
•
ensuring that the board of directors, as a whole, consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), and local or community ties, and

•
minimum individual qualifications, including strength of character, mature judgment, familiarity with our business or related industries, independence of thought and ability to work collegially.

It is the policy of the Nominating and Governance Committee to require that any list of candidates to be considered by the Nominating and Governance Committee for nomination to our board include a pool of candidates with diverse skills, experience and backgrounds. Any third-party consultant asked to furnish an initial list will be requested to include such candidates.
The Nominating and Governance Committee also may consider the extent to which a candidate would fill a present need on the board of directors. After conducting an initial evaluation of a candidate, the Nominating and Governance Committee will interview that candidate if it believes the candidate might be qualified to be a director and may ask the candidate to meet with other directors and management. If the Nominating and Governance Committee believes a candidate would be a valuable addition to the board of directors, it will recommend to the board that candidate’s appointment or nomination as a director.
What is the board’s leadership structure?
Gregory B. Maffei is the Chair of our board of directors. The Chair of our board organizes the work of the board and ensures that the board has access to sufficient information to enable the board to carry out its functions, including monitoring our performance and the performance of management. The Chair, among other things, presides over meetings of the board of directors, establishes the agenda for each meeting of the board in consultation with our Chief Executive Officer, oversees the distribution of information to directors, and performs other duties or assignments as agreed with either the board of directors or our Chief Executive Officer. The board of directors has determined that it is currently in our best interests to separate the Chair of the board position and the Chief Executive Officer position because it allows the Chief Executive Officer to focus on our day-to-day business, including risk management, while allowing the Chair of the board to lead the directors and assist the board in its fundamental role of providing advice to, and oversight of, management. In addition, a separate Chair provides an additional resource and level of support to our Chief Executive Officer. Our Corporate Governance Guidelines (the “Guidelines”) do not establish this approach as a policy, but this matter is considered by the board of directors from time to time.
2026 PROXY STATEMENT	17

Item 1—Election of Directors

Does the board have a lead independent director?
The board of directors believes it is appropriate, and a matter of good corporate governance, to designate a director to serve as the Lead Independent Director in order to help assure appropriate oversight and the optimal functioning of the board. The board has designated Kristina Salen to serve as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other independent directors and performs such other duties and responsibilities as the board of directors determines. As the Lead Independent Director, Ms. Salen also chairs executive sessions of our independent directors, chairs meetings of the board of directors in the absence of the Chair, meets regularly with our Chair and Chief Executive Officer, provides input on the design and functioning of the board of directors, and may act as the principal liaison between our Chair and our independent directors.
How does the board determine which directors are considered independent?
Our board reviews the independence of our directors annually pursuant to our Guidelines which require a majority of our board to be comprised of directors who qualify as “independent directors” in accordance with the applicable provisions of the Exchange Act, the rules promulgated thereunder, and the listing standards of NASDAQ. A copy of our Guidelines is available on our website under “Investor Relations—Corporate Responsibility—Governance—Governance Documents”.
The Nominating and Governance Committee undertook a review of director independence in March 2026. As part of this review, the Nominating and Governance Committee reviewed with our Corporate Secretary questionnaires submitted by directors. These questionnaires disclose transactions and relationships between each director or members of his or her immediate family, on one hand, and us, other directors, members of our senior management and our affiliates, on the other hand.
Based on this review, the Nominating and Governance Committee determined that all of our directors and nominees are independent under the standards set forth in our Guidelines and the applicable NASDAQ listing standards, with the exception of:
•
Jennifer C. Witz, our Chief Executive Officer;

•
Gregory B. Maffei, who was the President and Chief Executive Officer of Liberty Media at the time of the Transactions; and

•
Evan D. Malone, whose father was the Chairman of Liberty Media until December 31, 2025.

In the case of Michael Rapino, the directors evaluated his relationship with Live Nation and other ordinary course transactions, such as data and marketing agreements, between us and Live Nation. In the case of Dave Stephenson, the directors evaluated ordinary course transactions, such as various advertising and marketing agreements between us and third parties through which we provided services to Airbnb, Inc. In the case of Anjali Sud, the directors evaluated ordinary course transactions, such as an advertising agreement and content agreements, between us and Tubi, Inc. and Fox Corporation. In the case of David Zaslav, the directors evaluated ordinary course transactions, such as various content and marketing agreements, between us and Warner Bros. Discovery. The board concluded that neither Mr. Rapino, Mr. Stephenson, Ms. Sud, nor Mr. Zaslav had any relationships that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.
The board has determined that three of the four members of the Compensation Committee meet the independence standards under the applicable NASDAQ listing standards and our Guidelines and qualify as “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act. Mr. Maffei, a member of the Compensation Committee, is not considered “independent” as defined by applicable NASDAQ rules. While NASDAQ Rule 5605(d)(2)(A) requires that each member of the Compensation Committee be an independent director, NASDAQ Rule 5605(d)(2)(B) provides that, in exceptional and limited circumstances, so long as the compensation committee is comprised of at least three members (as is our Compensation
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Item 1—Election of Directors

Committee), one director who is not an independent director (so long as such director is not currently an executive officer or employee of the company or a family member of an executive officer of the company) may be appointed to the compensation committee if the board determines that such individual’s membership on the committee is required by the best interests of the company and its stockholders. In this case, in approving Mr. Maffei’s appointment to the Compensation Committee, the board determined that such appointment was in the best interests of the Company and its stockholders given Mr. Maffei’s long- standing knowledge of the company, its management and its operations.
Some investors and proxy advisors have proxy voting policies restricting non-independent directors from serving on a company’s compensation committee. While the board of directors appreciates this viewpoint, the directors believe that the insight provided by Mr. Maffei makes his service on the Compensation Committee appropriate and in the best interests of all stockholders.
The board has also determined that each of the three members of the Nominating and Governance Committee meet the independence requirements mandated by NASDAQ applicable to serving on the Nominating and Governance Committee and our Guidelines.
The board has also determined that a majority of the members of the Audit Committee are financially sophisticated and that all members of the Audit Committee meet the independence requirements mandated by the applicable NASDAQ listing standards, Section 10A(m)(3) of the Exchange Act and our Guidelines. The board further determined that each of Mr. Hartenstein and Ms. Salen qualifies as an “audit committee financial expert” within the meaning of the applicable SEC regulations.
Our independent directors meet regularly in executive sessions and such sessions are chaired by Ms. Salen, our Lead Independent Director.
What are the current standing committees of the board of directors, and who are the members of these committees?
Our board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. From time to time, the board may also form ad hoc committees.
Copies of the current charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are available on our website under “Investor Relations—Corporate Responsibility—Governance—Committee Charters.”
The following table shows the current members and Chair of each of our standing committees and the principal functions performed by each committee:
Committee	Functions

Audit
Members: Eddy W. Hartenstein Jonelle Procope Kristina M. Salen*
•
Selects and annually evaluates our independent registered public accounting firm

•
Reviews reports of our independent registered public accounting firm

•
Reviews and approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit

•
Monitors the effectiveness of the audit process, which includes review and approval of the appointment or termination of the Company’s Controller and any internal auditor

•
Monitors our policies and procedures for assessing enterprise risks

•
Reviews with our senior management and independent registered public accounting firm the disclosures to be included in the periodic reports required to be filed with the SEC

2026 PROXY STATEMENT	19

Item 1—Election of Directors

Committee	Functions

•
Establishes and oversees compliance with procedures for our receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and our employees’ confidential and anonymous submissions of concerns regarding questionable accounting or auditing matters

Compensation
Members: Eddy W. Hartenstein* Gregory B. Maffei Michael Rapino Dave Stephenson
•
Reviews our senior management compensation, philosophy, policies and strategies

•
Oversees and evaluates our overall compensation structure and programs, including those related to annual bonuses, equity based compensation plans, and retirement plans

•
Oversees the Company’s CEO compensation by establishing applicable goals and objectives, assessing the CEO’s performance, and making related compensation recommendations

•
Annually reviews and approves the compensation of certain of the Company’s officers

•
Periodically reviews and approves various agreements related to compensation of current and former executive officers

•
Reviews and makes recommendations to the board of directors for approval of non-employee director compensation

•
Reviews with our senior management the disclosures to be included in the periodic reports required to be filed with the SEC

•
Oversees the Company’s compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters

•
Oversees our management succession plans

Nominating and Governance
Members: Jonelle Procope* Anjali Sud David M. Zaslav
•
Develops and implements policies and practices relating to corporate governance, including leading the review of significant corporate responsibility matters

•
Reviews and monitors the implementation of our policies and procedures related to the selection of director candidates

•
Assists in developing criteria for open positions on the board of directors

•
Reviews information on potential candidates for directors and makes recommendations to the board of directors

•
Reviews and makes recommendations to the board of directors whether members of the board of directors should stand for re-election, including matters relating to the retirement of members of the board of directors

•
Reviews and makes recommendations to the board of directors regarding the composition and size of the board of directors

•
Oversees the evaluation of the board of directors

•
Makes recommendations to the board of directors with respect to committee assignments, including regarding the members of the board of directors to serve as the chair of each committee and periodic committee membership rotation

•
Establishes, monitors and recommends the purpose, structure, and operations of each committee

*
Chair

20	2026 PROXY STATEMENT

Item 1—Election of Directors

How often did the board and its committees meet during 2025?
During 2025, there were six meetings of our board of directors, four Audit Committee meetings, four Compensation Committee meetings and two Nominating and Governance Committee meetings. Each incumbent director and director nominee attended 75% or more of the total number of meetings of the board and meetings held by committees on which he or she served that were held during the portion of the year he or she was a director.
Directors are also encouraged to attend the annual meeting of stockholders. One director, Jennifer Witz, attended our 2025 annual meeting of stockholders.
How can stockholders communicate with the board of directors?
Stockholders may communicate directly with our board of directors, or specified individual directors, according to the procedures described on our website under “Investor Relations—Corporate Responsibility—Governance—Contact our Board”.
Our Corporate Secretary reviews all correspondence to our directors and forwards to the board a summary and/or copies of any such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by us that is addressed to members of our board.
In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by us, our board of directors and the Audit Committee regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.
Compensation Committee Interlocks and Insider Participation
None of the members of the board of directors that served on the Compensation Committee during 2025 is or has been an executive officer of our company, and no director who served on the Compensation Committee during 2025 had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of our company or as a member of the Compensation Committee during 2025.
Director Compensation
Pursuant to our director compensation program, in 2025, the non-employee members of our board of directors each received an annual cash retainer of $100,000. As Chair of the board of directors, Mr. Maffei received an additional annual cash retainer of $50,000, and as Lead Independent Director, Ms. Salen received an additional annual cash retainer of $50,000.
Each director who served as Chair of a committee of the board of directors in 2025 received an additional annual cash retainer as follows: the Audit Committee Chair received $30,000; the Compensation Committee Chair received $20,000; and the Nominating and Governance Committee Chair received $15,000.
In addition, on an annual basis, each member received approximately $175,000 in the form of restricted stock units (“RSUs”). These RSUs were granted on the business day following our 2025 annual meeting of stockholders. These RSUs granted to our directors vest on the first anniversary of the date of grant.
In 2025, the Compensation Committee, with the assistance of its independent compensation consultant, Meridian Compensation Partners, reviewed the Company’s non-employee director compensation program
2026 PROXY STATEMENT	21

Item 1—Election of Directors

relative to the compensation benchmarking peer group and determined that certain adjustments be made to better align director compensation with market practice and the scope of board leadership responsibilities.
Accordingly, effective January 1, 2026, the annual equity grant value for non-employee directors increased from $175,000 to $200,000, the additional annual cash retainer for service as Compensation Committee Chair increased from $20,000 to $25,000, the additional annual cash retainer for service as Nominating and Governance Committee Chair increased from $15,000 to $20,000, and the additional annual cash retainer for service as Chair of the board of directors increased from $50,000 to $150,000.
In addition, beginning January 1, 2026, non-employee directors serving as members (but not Chairs) of committees receive annual cash retainers of $15,000 for Audit Committee service, and $10,000 for service on each of the Compensation Committee and the Nominating and Governance Committee.
As our Chief Executive Officer, Ms. Witz does not receive additional compensation for her service on the board.
Each director is expected to own shares of our common stock equal in value to at least five times the annual cash retainer payable to the director. All directors have until the later of: (i) five years from the date the director is elected or appointed as a member of the board and (ii) September 1, 2029, to reach these minimum ownership guidelines.
Directors may defer their annual cash retainer each year under the Sirius XM Holdings Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). Participation in the Deferred Compensation Plan, and to what extent, is at each director’s discretion and there is no matching contribution from us. We do not provide above-market or preferential earnings on deferred compensation. In 2025, Mr. Maffei participated in the Deferred Compensation Plan. At the time of making a deferral election, directors designate the time and form of the distribution of deferrals to be made for the year to which that election relates. Distributions may occur earlier upon a change in control or a termination as a director, subject to certain conditions provided for under the Deferred Compensation Plan and Section 409A of the Internal Revenue Code. Directors have the opportunity to designate the investment funds to which the deferred amounts are credited. All investment gains and losses in a director’s account under the Deferred Compensation Plan are entirely based upon the investment selections made by the director. We have established a grantor (or “rabbi”) trust to facilitate payment of our obligations under the Deferred Compensation Plan.
Dividend equivalent units (“DEUs”) are granted to directors if, on any date while RSUs they hold are outstanding, we pay a dividend on our common stock (other than a dividend payable in common stock). The number of RSUs granted to the director are, as of the record date for such dividend payment, increased by a number of RSUs equal to: (a) the product of (x) the number of RSUs held by the director as of such record date, multiplied by (y) the per share amount of any cash dividend (or, in the case of any dividend payable, in whole or in part, other than in cash, the per share value of such dividend, as determined in good faith by us), divided by (b) the average closing price of a share of our common stock on NASDAQ on the twenty trading days preceding, but not including, such record date. DEUs vest on the same terms as the related RSUs.
22	2026 PROXY STATEMENT

Item 1—Election of Directors

Director Compensation Table for 2025
The following table provides compensation information for the year ended December 31, 2025, for each of our non-employee directors. Directors who are employees do not receive compensation for their services as directors.
Name	Fee Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation(3) ($)	Total ($)

Eddy W. Hartenstein	120,000	175,000	—	295,000
Gregory B. Maffei	150,000	175,000	—	325,000
Evan D. Malone	100,000	175,000	—	275,000
James E. Meyer	25,000	—	—	25,000
Jonelle Procope(4)	130,000	175,000	—	305,000
Michael Rapino	100,000	175,000	—	275,000
Kristina Salen	180,000	175,000	—	355,000
Dave Stephenson	28,768	121,302	—	150,070
Anjali Sud	75,617	202,284	—	277,901
David M. Zaslav	100,000	175,000	—	275,000

(1)
The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock units (“RSUs”) granted in 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation—Stock Compensation, without regard to estimated forfeitures. The assumptions used in the valuation are discussed in Note 14 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. On May 2, 2025, in connection with her appointment to the Board, Ms. Sud was awarded 1,161 RSUs with a grant date fair value of $27,284. On May 29, 2025, all non-employee directors with the exception of Mr. Stephenson were awarded 7,816 RSUs with a grant date fair value of $175,000. On September 18, 2025, in connection with his appointment to the board, Mr. Stephenson was awarded 5,274 RSUs with a grant date fair value of $121,302. Equity awards granted to directors who join the board after the annual meeting are prorated to reflect the portion of the service year remaining. On December 31, 2025, the aggregate number of unvested RSUs and dividend equivalent units outstanding for each of Mr. Hartenstein, Mr. Maffei, Dr. Malone, Ms. Procope, Mr. Rapino, Ms. Salen, Ms. Sud, and Mr. Zaslav was 8,006. On December 31, 2025, the aggregate number of unvested RSUs and dividend equivalent units outstanding for Mr. Stephenson was 5,340.

(2)
Non-employee directors no longer receive stock options as part of their annual equity compensation. On December 31, 2025, the aggregate number of stock options outstanding for each director was zero.

(3)
During 2025, Mr. Maffei contributed his $150,000 cash director fee into the Deferred Compensation Plan. During 2025, Mr. Maffei recorded gains of $260,194 on his deferrals. As of December 31, 2025, Mr. Maffei’s balance in the Deferred Compensation Plan was $1,392,557.

(4)
Due to an administrative error, Ms. Procope was paid $10,000 instead of $15,000 annually for serving as Chair of the Nominating and Governance Committee from 2022 through 2024. In 2025, the Company paid Ms. Procope an additional $15,000 to correct this error, which amount is reflected in the “Fee Earned or Paid in Cash” column.

2026 PROXY STATEMENT	23

Corporate Responsibility Highlights
Overview
Our Nominating and Governance Committee is responsible for leading our board of directors and its committees in reviewing our practices concerning corporate responsibility matters relevant to our business. This includes oversight of our policies, practices and reporting with respect to significant matters, such as:
•
the impacts of our business activities on the environment and our compliance with environmental laws and regulations;

•
the recruitment, engagement and retention of top talent from all backgrounds;

•
our efforts to produce and distribute content reflecting a variety of perspectives on our platforms; and

•
our governance practices.

The Nominating and Governance Committee fulfills these responsibilities in consultation and coordination with other committees of the board of directors as well as with the full board.
Our corporate responsibility strategy builds upon a materiality assessment we conducted that: identified areas of financial and strategic relevance to our company, evaluated the governance and sustainability practices of certain peer companies, and developed policies and practices to address the expectations of our investors. With the support of an independent governance advisory firm, we continued to evaluate and integrate relevant governance and sustainability developments, refine our data collection and disclosure protocols, enhance our governance of sustainability matters, including scheduling reviews of our progress by the Nominating and Governance Committee, and monitor relevant regulatory developments.
Areas of Focus
Our materiality assessment identified the issues that we believe are most relevant to our long-term strategy for value creation, which is fueled by stakeholders, listeners, employees and the communities where we operate. The pillars of our corporate responsibility strategy are as follows:
Efficiency and Environmental Responsibility	Talent & Engagement	Platform for All Voices
We seek to improve our products and services for our customers while being efficient and conscious of the environment.	Our world-class talent drives what we do, and we strive to provide an engaging environment where each person can thrive.	We aim to be a platform for diverse perspectives that reflects and serves the diverse cultures, tastes, and interests of our listeners.
In 2025, we continued to provide investors and other stakeholders with updates on our activities on our website.
Environmental
While our business has a relatively low impact on the environment, we are committed to acting as responsible corporate citizens and to preserving the environment for present and future generations, in ways that align with our long-term strategy and mitigate risks. Toward this end, we compile data related to our energy consumption and greenhouse gas emissions, as these variables come with near-term costs (energy consumption) and potential longer-term costs (emissions) that impact our bottom line. Additionally, we believe our stewardship of the environment may have implications for our reputation and our stakeholder relations.
The bulk of our emissions derives from electricity consumption at our office locations, data centers, and repeater networks. These are reported as “Scope 2” emissions. Our direct or “Scope 1” emissions are
24	2026 PROXY STATEMENT

Corporate Responsibility Highlights

relatively small, and relate to heating our locations and fueling our small fleet of vehicles. We are reviewing our “Scope 3” emissions to determine the relevance of those emissions to our business and provide estimates of our most significant categories of Scope 3 emissions. We also continue to monitor and evaluate opportunities to reduce and potentially mitigate our carbon footprint over time, in ways that impact our business positively. As an example of this, we have invested in an industrial carbon capture and storage project.
Social
Who We Are
We employ a workforce composed of individuals with different backgrounds, experiences, perspectives, and priorities. Together, we represent the vast range of backgrounds that thrive in and drive our industry forward and we are committed to fostering an environment where all of our employees can reach their full potential. We encourage our employees to voluntarily self-identify their gender, race, ethnicity, veteran and disability status as understanding our employee demographics enables us to shape our talent strategy and invest time and resources in various initiatives.
As of December 31, 2025, 43.1% of our employees identified as women and 40.0% identified as people of color (African American, Hispanic or Latino/a, Asian, and Native American). At our executive leadership level, which we define as employees at the vice president and above level, 33.9% of our employees identified as women and 16.1% as people of color. We promote SiriusXM as an employer of choice through a number of different efforts. We attend professional conferences and engage with a broad set of third-party organizations to encourage applicants with a wide range of experiences and backgrounds. Many of our employees are members of our employee resource groups, which are open to all employees and were established for the purpose of supporting, nurturing, and empowering members of our workforce.
We support cultural awareness and celebrate all backgrounds and perspectives. Our policies are designed to protect against discrimination based upon sex, gender, race, color, religion and religious creed, national origin, ancestry, physical or mental disability, genetic information, age, marital status, pregnancy, sexual orientation, gender identity, gender expression, sex stereotype, transgender, immigration status, military and protected veteran status, medical condition, or any basis prohibited under federal, state or local law. We also provide space for open dialogue to foster inclusion and strengthen cultural awareness across our workforce.
We also comply with the Equal Employment Opportunity (“EEO”) rules of the Federal Communications Commission (the “FCC”), including making our EEO reports publicly available. We maintain our Code of Ethics, which embodies our commitment to conduct business in accordance with applicable law and the highest ethical standards.
What We Believe
We believe that our employees do their best work when they feel connected, supported and empowered, and we are committed to making that happen with people-focused initiatives. Our core values, ‘Show Up, Link Up, and Level Up,’ are aligned with our vision. Together, these elements set the foundation for how we collaborate and operate as individuals.
We believe that our success hinges on our ability to attract, retain, and develop top talent. Recognizing employees for outstanding accomplishments, rewarding them for positive performance, and inspiring them to reach new heights are strongly connected to retention. We are a results-driven organization and we believe that recognition and reward are key to generating a sense of pride and accountability. Through our engagement surveys and other communication channels, we have learned about our workforce and this knowledge shaped the people-focused initiatives we prioritized in 2025. We believe that our culture fuels our ability to execute and underpins our employee talent strategy.
How We Reward and Develop Our People
Our goal is to establish SiriusXM as a place where employees can build long-term careers and achieve their personal and professional aspirations. We offer a comprehensive total rewards program designed to
2026 PROXY STATEMENT	25

Corporate Responsibility Highlights

attract, motivate, and retain top talent. This program combines competitive compensation with benefits and well-being resources designed to meet the varying needs of our workforce. Our compensation programs, which vary by employee level, include salary, incentive compensation opportunities, and equity-based compensation awards. In addition, we believe our benefits programs are competitive for the markets in which we operate and may include healthcare and insurance benefits, paid time off, paid parental leave, fertility resources, flexible work schedules, and employee assistance programs.
We have robust talent development offerings, including training opportunities, access to Coursera which offers an extensive content library, a mentorship program, leadership development programs, and a performance feedback program. Our talent development programs aim to support professional career paths and include a goal-setting process, a career path framework, skills and core competency assessments, profiling tools to enhance and highlight personal strengths as well as ensuring teams engage and harness these talents accordingly. Additionally, through mentoring programs, specialized management training and leadership coaching, we nurture the professional and personal growth of our employees.
Succession planning is a priority for our leaders. The Compensation Committee of our board of directors oversees our succession planning process.
How We Give Back
SiriusXM Cares is the name of our philanthropic effort to promote charitable giving. Through SiriusXM Cares, we use our people, platforms, and creativity to preserve and expand access to opportunity across the arts and culture landscape. We invest in the communities we call home, empowering employees to give back, and supporting organizations that drive meaningful change.
We have a charitable matching program that offers employees a dollar-for-dollar match on their charitable contributions up to a specific cap. In addition, U.S. based full-time employees are eligible to receive five days of paid time off to volunteer with charitable organizations of their choice. During 2025, over 500 employees volunteered over 7,350 hours, and over 760 employees utilized our charitable matching program, benefiting more than 1,110 charitable organizations.
Governance of Corporate Responsibility
The Nominating and Governance Committee is responsible for leading our board of directors and its committees in reviewing our practices concerning relevant corporate responsibility matters.
In 2025, our corporate responsibility process was overseen by a cross-functional team that included senior executives from various functions, including Finance, Corporate Communications, Legal, and People + Culture. This team provided updates to our executive leadership and to the Nominating and Governance Committee on corporate responsibility-related activities. This cross-functional team meets regularly to track progress and performance on internal initiatives, and to stay current on corporate responsibility trends.
In addition, our management provides updates from time to time to the Nominating and Governance Committee and our full board of directors on key corporate responsibility initiatives.
26	2026 PROXY STATEMENT

Stock Ownership
Who are the principal owners of our stock?
The following table sets forth information regarding beneficial ownership of our common stock as of April 2, 2026 by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock. “Beneficial ownership” includes those shares a person has or shares the power to vote or transfer or has the right to acquire within sixty days of the measurement date.
	Shares Beneficially Owned as of April 2, 2026
Name and Address of Beneficial Owner of Common Stock	Number	Percent(1)

Berkshire Hathaway Inc.(2) 3555 Farnam Street Omaha, Nebraska 68131	124,807,117	37.1%

The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	18,320,515	5.4%

John C. Malone(4) c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	22,049,882	6.6%

(1)
Calculated based on 336,550,321 shares of our issued and outstanding common stock as of April 2, 2026.

(2)
Based on a Form 13F filed with the SEC on February 17, 2026, and a Schedule 13G filed with the SEC on November 15, 2025, by Berkshire Hathaway Inc. (“Berkshire”) and Warren E. Buffett, reporting beneficial ownership as of December 31, 2025 and September 30, 2025, respectively, with respect to Berkshire, Mr. Buffet, National Indemnity Company, GEICO Corporation, Government Employees Insurance Company, National Fire & Marine Insurance Company, Berkshire Hathaway Consolidated Pension Plan Master Trust, BNSF Master Retirement Trust, Precision Castparts Corp. Master Trust, Scott Fetzer Collective Investment Trust and R. Ted Weschler. As Berkshire is in the chain of ownership of each of these subsidiaries, it may be deemed presently to both beneficially own and have a pecuniary interest in all such shares presently owned by each of these parties. Mr. Buffett, as the controlling stockholder of Berkshire, may be deemed presently to beneficially own, but only to the extent he has a pecuniary interest in, such shares presently owned by each such subsidiary.

(3)
Based on a Form 13F filed with the SEC on January 29, 2026 by The Vanguard Group (“Vanguard”). Vanguard has sole voting power with respect to 0 shares, shared voting power with respect to 1,192,661 shares, sole dispositive power with respect to 16,889,411 shares and shared dispositive power with respect to 1,431,104 shares.

(4)
As of February 28, 2026, Mr. Malone has informed us that he beneficially owned 22,049,882 shares of our common stock. John C. Malone has also informed us that he has sole voting and dispositive power with respect to 21,909,344 shares, and shared voting and dispositive power with respect to 140,538 shares.

2026 PROXY STATEMENT	27

Stock Ownership

Delinquent Section 16(a) Reports
Based solely upon a review of reports filed pursuant to Section 16(a) of the Exchange Act and written representations furnished to us during our most recent fiscal year, we know of no person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than 10% of our common stock who failed to file on a timely basis reports of beneficial ownership of our common stock as required by Section 16(a) of the Exchange Act at any time during the fiscal year, except that, due to an administrative error, an amended Form 3 was filed on January 22, 2026 for Dave Stephenson, a director, to report shares of common stock held by Mr. Stephenson that were inadvertently omitted from his original Form 3 filing on September 18, 2025.
How much stock do our directors and executive officers own?
The following table shows the number of shares of common stock beneficially owned as of April 2, 2026 by each of our directors, each of our named executive officers in 2025, and all of our directors and current executive officers as a group. The security ownership information with respect to shares of our common stock is based upon 336,550,321 shares of common stock outstanding on April 2, 2026.
In calculating the number of shares beneficially owned and the percentage ownership of each person listed below, we deem to be outstanding all shares of our common stock subject to options held by the person that are currently exercisable or that will become exercisable within 60 days of April 2, 2026, and all restricted stock units held by the person that will vest within 60 days of April 2, 2026. However, we did not deem such shares or restricted stock units outstanding for the purpose of calculating the percentage ownership of any other person.
So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table. Except as otherwise noted below, the address for persons listed in this table is c/o Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Fl., New York, New York 10020.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Number of Shares of Common Stock to be acquired within 60 days(2)	Percent of Class

Eddy W. Hartenstein(3)	20,768	8,110	*
Gregory B. Maffei(4)	7,812,703	8,110	2.29%
Evan D. Malone(5)	57,043	8,110	*
Jonelle Procope	20,058	8,110	*
Michael Rapino	29,755	8,110	*
Kristina M. Salen	14,151	8,110	*
Dave Stephenson(6)	436	5,410	*
Anjali Sud	1,176	8,110	*
David M. Zaslav	28,555	8,110	*
Jennifer C. Witz	2,062,007	—	*
Thomas D. Barry	374,116	—	*
Scott A. Greenstein	654,485	385,949	*
Richard N. Baer	144,015	—	*
Wayne D. Thorsen	30,591	—	*
All directors and current executive officers as a group (14 persons)	10,731,728	456,239	3.27%

*
Less than 1% of our outstanding shares of common stock.

(1)
These amounts exclude shares of common stock that the individuals have the right to acquire within 60 days of April 2, 2026, as noted in footnote 2.

28	2026 PROXY STATEMENT

Stock Ownership

(2)
These amounts include shares of common stock subject to options held by the individuals that are currently exercisable or that will become exercisable within 60 days of April 2, 2026, and all restricted stock units held by the individuals that will vest within 60 days of April 2, 2026. These amounts also include any DEUs accrued on their restricted stock units that they beneficially own or could beneficially own within 60 days of April 2, 2026.

(3)
Includes shares held by the Hartenstein family trust, for which Mr. Hartenstein serves as trustee.

(4)
Includes shares held in a grantor retained annuity trust for the benefit of himself, his spouse and his children, for which Mr. Maffei is the sole trustee.

(5)
Includes shares held in a trust for which Mr. Malone is a trustee and a beneficiary.

(6)
Includes shares held in a managed account over which Mr. Stephenson does not hold investment discretion.

2026 PROXY STATEMENT	29

Governance Matters
What was the relationship between SiriusXM and Liberty Media Corporation?
We are currently an independent, publicly traded company as a result of a series of transactions that closed on Monday, September 9, 2024.
On September 9, 2024 at 4:05 p.m., New York City time, Liberty Media completed its previously announced split-off (the “Split-Off”) of its former wholly owned subsidiary, Liberty Sirius XM Holdings Inc. (“SplitCo”). The Split-Off was accomplished by Liberty Media redeeming each outstanding share of Liberty Media’s Series A, Series B and Series C Liberty SiriusXM common stock, par value $0.01 per share, in exchange for 0.8375 of a share of SplitCo common stock, par value $0.001 per share, with cash being paid to entitled record holders of Liberty SiriusXM common stock in lieu of any fractional shares of common stock of SplitCo.
Following the Split-Off, on September 9, 2024 at 6:00 p.m., New York City time (the “Merger Effective Time”), a wholly owned subsidiary of SplitCo merged with and into Sirius XM Holdings Inc. (“Old Sirius”), with Old Sirius surviving the merger as a wholly owned subsidiary of SplitCo (the “Merger” and together with the Split-Off, the “Transactions”). Upon consummation of the Merger, each share of common stock of Old Sirius, par value $0.001 per share, issued and outstanding immediately prior to the Merger Effective Time (other than shares owned by SplitCo and its subsidiaries) was converted into one-tenth (0.1) of a share of SplitCo common stock, with cash being paid to entitled record holders of Old Sirius common stock in lieu of any fractional shares of common stock of SplitCo.
At the Merger Effective Time, Old Sirius was renamed “Sirius XM Inc.” and SplitCo was renamed “Sirius XM Holdings Inc.” (“New Sirius”). In connection with the Transactions and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New Sirius became the successor issuer to Old Sirius and succeeded to the attributes of Old Sirius as the registrant, including Old Sirius’s Commission File Number and CIK number.
What is SiriusXM’s corporate culture?
Our culture is rooted in connection, accountability, and performance. We are committed to building a workplace where every employee feels connected, supported, and empowered to do their best work, and where individual contributions drive collective success.
Our core values—Show Up, Link Up, and Level Up—define the behaviors that shape how we operate. We expect all employees to take ownership with integrity, collaborate intentionally, and continuously grow to meet the evolving needs of our business and customers. We operate in a performance-based environment grounded in clear expectations, measurable outcomes, and financial discipline. We believe sustained performance requires trust, transparency, and respect, along with a culture where differing perspectives are valued, and innovation is encouraged.
As our business continues to evolve, our culture is a long-term competitive advantage. By fostering strong leadership, skill development, and adaptability, we position our organization to execute effectively and create enduring value for stakeholders.
What is SiriusXM’s process for succession planning and talent management?
Ensuring that we have the appropriate senior management talent to successfully pursue our strategies is one of our board’s primary responsibilities. At least once a year, the board of directors discusses succession planning for our Chief Executive Officer and the remainder of our executive officers and senior executives.
30	2026 PROXY STATEMENT

Governance Matters

To help fulfill the board’s responsibility, our Compensation Committee helps ensure that we have in place appropriate plans to address CEO succession both in the ordinary course of business and in emergency situations. Our CEO succession planning includes criteria that reflect our business strategies, such as identifying and developing internal candidates. Our Guidelines also require that we have appropriate succession planning for other key executives.
Recruiting, developing, promoting and retaining talent is a key priority for our company. Throughout the year, our executive officers, as well as a broader array of executives throughout our company, make presentations to the board of directors and may also interact with our directors informally outside of our scheduled board meetings. This engagement between directors and our current and future leaders is one means by which we provide our directors insight into our pool of talent, what attracts and retains our senior management, and our corporate culture.
How does the board of directors oversee our risk management process?
The board executes its oversight responsibility for risk management directly and through its committees, as follows:
•
The Audit Committee has primary responsibility for monitoring our internal audit, corporate, financial and risk management processes and overseeing our system of internal controls and financial reporting. The Audit Committee discusses specific risk areas throughout the year, including those that may arise from time to time and the measures taken by management to monitor and limit risks.

•
The Audit Committee receives regular reports throughout the year on matters related to risk management. At each regularly scheduled meeting, the Audit Committee receives reports from (i) our external auditor on the status of audit activities and findings and (ii) the Company executive in charge of internal audit (who reports directly to the Audit Committee) on the status of our internal audit plan, audit results and any corrective action taken in response to internal audit findings.

•
We have a compliance officer who is in charge of our compliance with FCC-related laws and regulations and training and monitoring compliance with those laws and regulations. Our Executive Vice President, Chief Legal Officer and Secretary reports to the Audit Committee throughout the year on information received via submissions to our compliance hotline and any changes or developments in compliance matters. Each quarter, our Chief Financial Officer reports to the board of directors on our performance and discusses how actual performance compares to our business plan and budget. Our executive officers report regularly to the board about the risks and exposures related to our business.

•
The Audit Committee, which is generally responsible for risk oversight, is regularly updated by our Chief Executive Officer and Chief Financial Officer regarding enterprise risk management efforts, including cybersecurity concerns and our approach to managing cybersecurity risks. Our chief information security officer also regularly makes presentations to the Audit Committee regarding cybersecurity.

•
The Nominating and Governance Committee reviews and oversees, among other things, our policies, practices and positions to further our corporate citizenship and sustainability.

•
The other committees of the board of directors oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee assesses risks associated with management succession planning and our compensation policies and programs for executives as well as the broader employee base.

•
The committees report to the board of directors at regular board meetings on the topics discussed and actions taken at the most recent committee meeting. Our board of directors discusses the risks and exposures, if any, involved in the matters or recommendations of the committees, as necessary.

•
Our board of directors also considers specific risk topics throughout the year, including risks associated with our business plan, litigation, operational efficiency, government regulation, physical facilities,

2026 PROXY STATEMENT	31

Governance Matters

information technology infrastructure, and cybersecurity. The board is informed about and regularly discusses our risk profile, including legal, regulatory and operational risks to our business.
In administering its risk oversight function, the board discusses, evaluates and assesses various risks based on the immediacy of the risks, including whether the matters can properly be classified as short- term, intermediate-term or long-term, and then discusses the nature and extent of the risk in the context of the time horizon for the associated risk.
On an annual basis, and more often as the facts and circumstances warrant, our Vice President, Internal Audit, leads a process with our senior management to identify, assess and evaluate our enterprise-wide risks. As noted above, our Chief Executive Officer and Chief Financial Officer regularly update the Audit Committee regarding our enterprise risk management efforts, including significant emerging risks identified by our Vice President, Internal Audit. Our risk oversight efforts are an integrated part of our financial reporting and disclosure controls process. Enterprise risks, including emerging items, are discussed as part of our corporate controls in preparing our SEC and other public filings.
What is the Company’s risk management strategy with respect to cybersecurity?
As part of our enterprise risk assessment function, which is led by our Vice President, Internal Audit, we have implemented processes to assess, identify and manage the material risks facing the company, including from cyber threats. Our enterprise risk assessment function is part of our overall risk management processes. Our cybersecurity program is built upon internationally recognized frameworks, such as ISO 27001, and maps to standards published by The National Institute of Standards and Technology. We believe that our processes provide us with a reasonable and comprehensive assessment of potential cyber threats.
We conduct regular scans, penetration tests, and vulnerability assessments to identify any potential threats or vulnerabilities in our systems. Our processes to assess, identify and manage the material risks from cyber threats include the risks arising from threats associated with third party service providers, including cloud-based platforms. We have developed a robust cyber crisis response plan which provides a documented framework for handling high severity security incidents and facilitates coordination across multiple parts of the company. Our incident response team constantly monitors threat intelligence feeds, handles vulnerability management and responds to incidents. In addition, we routinely perform simulations and drills at technical, management and executive levels. Internally, we have a security awareness program which includes training that reinforces our information technology and security policies, standards and practices, and we require that our employees comply with these policies. The security awareness program offers training on how to identify potential cybersecurity risks and protect our resources and information. This training is mandatory for all employees on an annual basis, and it is supplemented by testing initiatives, including periodic phishing tests. We also provide specialized security training for certain employee roles, such as application developers. Finally, our privacy program requires all employees to take periodic awareness training on data privacy. This training includes information about confidentiality and security, as well as responding to unauthorized access to or use of information.
From time to time, we engage third-party service providers to enhance our risk mitigation efforts. For instance, we have routinely engaged an independent cybersecurity advisor to lead a cybersecurity crisis simulation exercise that has been used by our senior leaders to prepare for a possible cyber crisis. We have also engaged various third-party experts to, among other things: augment our monitoring and detection efforts; perform our external penetration testing and vulnerability assessment; provide threat intelligence and analysis services and augment our incident response capabilities. Additionally, our Vice President and Treasurer reviews on a regular basis our insurance programs and policies to ensure we have appropriate coverage.
To date, risks from cybersecurity threats have not previously materially affected us, and we currently do not expect that the risks from cybersecurity threats are reasonably likely to materially affect us, including our
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business, strategy, results of operations or financial condition. That said, the sophistication of cyber threats continues to increase, and the preventative actions we take to reduce the risk of cyber incidents and protect our systems and information may be insufficient. Accordingly, no matter how well designed or implemented our controls are, we will not be able to anticipate all security breaches of these types, including security threats that may result from third parties improperly employing AI technologies, and we may not be able to implement effective preventive measures against such security breaches in a timely manner.
What is the role of the board as it relates to cybersecurity?
The Audit Committee of our board of directors is responsible for the primary oversight of our information security programs, including relating to cybersecurity. The Audit Committee receives regular reports from our Chief Information Security Officer on, among other things, our cyber risks and threats, the status of projects to strengthen our information security systems, assessments of our security program, and our views of the emerging threat landscape. Our Vice President, Internal Audit reports directly to the Audit Committee and is responsible for reporting to the Audit Committee on our company-wide enterprise risk assessment, and that assessment also includes an evaluation of cyber risks and threats. The Chair of the Audit Committee reports to our board on cybersecurity risks and other matters reviewed by the Audit Committee. In addition, our board receives separate presentations on cybersecurity risk from our Chief Information Security Officer. Furthermore, our board reviews and discusses our technology strategy with our Chief Information Security Officer and approves our technology strategic plan.
What is the role of management as it relates to cybersecurity?
Our Chief Information Security Officer is responsible for the day-to-day management of our cybersecurity risks. We have established a Security Council, which includes our Chief Executive Officer, Chief Operating Officer, Chief Information Security Officer, Chief Financial Officer, Chief Legal Officer and other senior officers, that meets on a quarterly basis to review cybersecurity and information security matters. The Security Council has primary management oversight responsibility for assessing and managing information security, fraud, vendor, data protection and privacy, and cybersecurity risks.
We have a security incident response framework in place. We use this incident response framework as part of the process we employ to keep our management and board of directors informed about and monitor the prevention, detection, mitigation, and remediation of cybersecurity incidents. The framework is a set of coordinated procedures and tasks that our incident response team, under the direction of the Chief Information Security Officer, executes with the goal of ensuring timely and accurate resolution of cybersecurity incidents. Our cybersecurity framework includes regular compliance assessments with our policies and standards and applicable state and federal statutes and regulations. In addition, we validate compliance with our internal data security controls through the use of security monitoring utilities and internal and external audits.
Our Chief Information Security Officer has extensive experience in the information technology area. In particular, our Chief Information Security Officer has over twenty years of professional experience in the information security area, including as a result of his service as the director of security, a security architect and a software security engineer at companies such as Squarespace, Verizon Media (Oath), Tumblr, Bridgewater Associates and EMC.
What are our policies and procedures for related person transactions?
We have adopted a written policy and written procedures for the review, approval and monitoring of transactions involving the Company or its subsidiaries and “related persons.” For the purposes of the
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Governance Matters

policy, “related persons” include executive officers, directors, director nominees or their immediate family members, or stockholders owning more than five percent of our common stock.
Our related person transaction policy requires:
•
that any transaction in which the Company is a participant, a related person has a material direct or indirect interest and which exceeds $120,000 (such transaction referred to as a “related person” transaction) and any material amendment or modification to a related person transaction, be reviewed and approved or ratified by a committee of the board composed solely of independent directors who are disinterested; and

•
that any employment relationship or transaction involving an executive officer and the Company must be approved by the Compensation Committee or recommended by the Compensation Committee to the board of directors for its approval.

In connection with the review and approval or ratification of a related person transaction, the Chief Legal Officer must:
•
disclose to the Audit Committee (or an independent subcommittee thereof), the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
advise the Audit Committee (or an independent subcommittee thereof), as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•
advise the Audit Committee (or an independent subcommittee thereof), as to whether the related person transaction will be required to be disclosed in our SEC filings. To the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with SEC rules; and

•
advise the committee or independent directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

In addition, the related person transaction policy provides that the Nominating and Governance Committee, in connection with any approval or ratification of a related person transaction involving a non- employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “outside” director, as applicable, under the rules and regulations of the SEC and NASDAQ.
Since 2017, we have entered into a series of agreements with Meyer Shank Racing, Inc., the owner of a professional race car team competing in the IndyCar Series and other auto racing series, to sponsor a professional race car team. Mr. Meyer, our former director and Vice Chairman, owns a minority interest in Meyer Shank Racing, Inc. Our board of directors has reviewed our agreements and relationship with Meyer Shank Racing and all of our agreements with Meyer Shank Racing have been approved by the Audit Committee. In 2024, we renewed our racing team sponsorship for the 2025-2027 racing seasons. In 2025, we spent $3 million in connection with this sponsorship and, in 2026, we expect to spend approximately $2.8 million.
Based on a Schedule 13G and a Form 13F filed with the SEC, each of Warren E. Buffett/Berkshire Hathaway Inc. and The Vanguard Group have reported that it beneficially owned more than 5% of the outstanding shares of our common stock as of December 31, 2025, respectively (see “Stock Ownership—Who are the principal owners of our stock?” on page 27). During 2025, we and our subsidiaries purchased products and services from Berkshire Hathaway and its subsidiaries, including directors and officers insurance policies and fractional jet services from Net Jets. In 2025, we paid Berkshire Hathaway and its subsidiaries an aggregate of approximately $1.0 million for products and services. In the ordinary course of
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business, we may enter into additional arrangements on arm’s-length terms to purchase products and services from Berkshire Hathaway and its subsidiaries. Similarly, in the ordinary course of business during 2025, we offered our employees through the Sirius XM Radio 401(k) Savings Plan and our Deferred Compensation Plan certain financial products, such as mutual and index funds, and services offered by The Vanguard Group. These and other routine business transactions between the companies were entered into on an arm’s-length basis and contain customary terms and conditions.
Based on information provided to us by John C. Malone, Dr. Malone has reported that he beneficially owned more than 5% of the outstanding shares of our common stock as of February 28, 2026. In connection with the Transactions, on December 11, 2023, Dr. Malone and certain trusts related to Dr. Malone (collectively, the “Malone Stockholders”) entered into a voting agreement (the “Voting Agreement”) with Liberty Media, Old Sirius and us, pursuant to which, among other things, these Malone stockholders agreed, subject to the terms of the Voting Agreement, to vote their respective shares of Liberty Media’s tracking stocks in favor of the Split-Off. As part of the voting agreement, we agreed to indemnify each of these Malone stockholders for certain losses, including attorney’s fees and expenses, incurred in connection with or arising out of the voting agreement. In addition, we agreed to pay up to $150,000 in the aggregate of reasonable out-of-pocket costs and expenses incurred by these Malone stockholders in connection with the preparation, negotiation, execution and delivery of the Voting Agreement. The Voting Agreement was approved by the Special Committee of Old Sirius.
Does SiriusXM have a policy designed to promote compliance with insider trading laws?
The board has adopted a Securities Trading Policy (the “Securities Trading Policy”), governing transactions in our securities by our directors, officers and employees, and other persons that the Company may determine from time to time should be subject to the Securities Trading Policy, including contractors and consultants who may have access to material non-public “inside” information, and their immediate family members, as well as by the Company itself and its subsidiaries. The Company believes the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and NASDAQ listing standards. Our Securities Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 5, 2026.
Does SiriusXM have corporate governance guidelines and a code of ethics?
Our board of directors adopted our Guidelines which set forth a flexible framework within which the board, assisted by its committees, directs our affairs. Our Guidelines cover, among other things, the composition and functions of our board of directors, director independence, management succession and review, committee assignments and selection of new members of our board of directors.
Our board of directors has also adopted a Code of Ethics, which is applicable to all our directors and employees, including our chief executive officer, principal financial officer and principal accounting officer.
Our Guidelines and the Code of Ethics are available on our website under “Investor Relations—Corporate Responsibility—Governance—Governance Documents” and in print to any stockholder who provides a written request for either document to our Corporate Secretary. If we amend or waive any provision of the Code of Ethics with respect to our directors, chief executive officer, principal financial officer or principal accounting officer, we will, if required, post the amendment or waiver at this location on our website.
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Executive Compensation
Compensation Discussion and Analysis
INTRODUCTION
This Compensation Discussion and Analysis, or “CD&A,” describes and analyzes our executive compensation program for our Chief Executive Officer, former Chief Financial Officer, and those other executive officers, current and former, whose compensation for 2025 is required to be reported in the summary compensation table pursuant to Item 402(a) of Regulation S-K. For 2025, our named executive officers (or “NEOs”) were:
Name	Title
Jennifer C. Witz	Chief Executive Officer
Thomas D. Barry	Former Executive Vice President and Chief Financial Officer
Scott A. Greenstein	President and Chief Content Officer
Wayne D. Thorsen	Executive Vice President and Chief Operating Officer
Richard N. Baer	Former Executive Vice President, General Counsel and Secretary
In November 2025, we announced that Mr. Barry would be stepping down as our Executive Vice President and Chief Financial Officer effective as of the end of the day on December 31, 2025. On January 1, 2026, Zac Coughlin became our new Executive Vice President and Chief Financial Officer, replacing Mr. Barry, who served as an advisor to the Chief Financial Officer until February 6, 2026, to assist with the transition of his duties and responsibilities.
In addition, in January 2026, we announced that Mr. Baer had informed us that he planned to retire as Executive Vice President, General Counsel and Secretary during 2026. On February 9, 2026, Eve Konstan became our new Executive Vice President, Chief Legal Officer and Secretary, replacing Mr. Baer, who served as an advisor to the Chief Legal Officer on a part-time basis through March 6, 2026, to assist with the transition of his duties and responsibilities.
Executive Summary
Our Compensation Committee regularly evaluates our executive compensation program to ensure that it remains aligned with stockholder interests, market practices, and our long-term strategic objectives. As a result of this review, the Compensation Committee determined that, starting in 2025, our annual equity awards would no longer include stock options, and our annual performance-based equity awards would be restructured to focus on free cash flow with a relative total shareholder return (“TSR”) modifier. In the Compensation Committee’s view, this approach is consistent with market practice and reinforces a strong pay-for-performance philosophy by effectively aligning our executives’ interests with our long-term financial performance and stockholder value creation. Additionally, the Compensation Committee established a peer group in early 2025 for market comparisons of pay levels and pay practices. The peer group is representative of talent-market competitors with similar revenue size, market-capitalization value, and complexity and will be reviewed annually for continued relevance. Peer group data serves as one reference point among several factors considered by the Compensation Committee and is not determinative of individual compensation decisions. Further details about these changes to our executive compensation program are described in this CD&A.
Philosophy
The objectives for our executive compensation program are to:
•
Provide competitive compensation opportunities that are aligned with market standards for companies in our selected peer group.

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•
Motivate executive officers to achieve operating and financial goals contained in our performance- based annual bonus plan and long-term performance share plans.

•
Balance performance risk and rewards in the context of our business environment.

The Compensation Committee recognizes the importance of identifying specific financial and operating metrics for measuring executive performance, as well as absolute and relative TSR in our long-term incentives.
Our Compensation Committee has adopted a formulaic approach to the compensation of our NEOs but retains the right to exercise informed judgment in compensation decisions. Such judgment may be applied upward or downward and is intended to ensure that compensation outcomes appropriately reflect overall Company performance and individual contributions. Base salaries and long-term incentive awards are benchmarked against similar senior positions at companies within our selected peer group, and annual bonuses are based on objective and rigorous company-wide performance measured against financial and operating goals set forth in the annual bonus plan approved by the Compensation Committee. With respect to bonuses, the Compensation Committee administered the bonus plan for executive officers in 2025 in a manner that was formulaic, while still retaining flexibility to determine individual bonus amounts for NEOs based on additional factors it considered as relevant.
Key Elements of our Executive Compensation Program
The following table describes the core elements of our 2025 executive compensation program and why we selected each element:
Compensation Element	Why We Pay It
Annual Base Salary	Compensate our executive officers for their day-to-day responsibilities at levels that are competitive and recognize their performance and experience and are internally equitable.
Short-Term Cash Compensation	Motivate and reward our executive officers to achieve annual operating and financial goals.
Long-Term Equity Compensation
Align the interests of our executive officers with the interests of our stockholders by promoting the stability and retention of a high-performing executive team over the longer term.
The value ultimately received by our executive officers as a result of the settlement of long-term equity compensation is tied to stockholder value.

Compensation Mix
The Compensation Committee believes that an executive compensation program comprised principally of the above-described three elements is consistent with programs at companies where we compete for executive talent and furthers our stockholders’ interests by securing our executives’ services in the market for talent. A significant proportion of the compensation for our NEOs is performance-based and “at risk”—namely, the annual bonus and equity-based awards.
For 2025, approximately 90% of our Chief Executive Officer’s total annual compensation (defined as base salary, annual bonus earned for 2025, and annualized long-term incentive grant-date fair value) and approximately 85% of the total annual compensation for our other NEOs was “at risk,” as illustrated below. For purposes of this calculation, long-term incentive compensation reflects the annualized grant-date fair value of the most recent equity awards, calculated by dividing the total grant-date fair value by the number of years in the applicable vesting period.
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CEO Mix	Other NEOs Mix

The pay mix charts above illustrate 2025 annual compensation for the CEO and other NEOs, consisting of annual base salary, annual bonus earned for 2025, and the annualized value of long-term equity awards. Regular grants exclude one time “special awards” or sign-on equity awards granted in connection with the commencement of employment, as such awards are not considered part of ongoing compensation structure and would otherwise distort year-over-year comparability.
HOW WE DETERMINE EXECUTIVE COMPENSATION
Processes and Compensation Decisions
In making decisions with respect to an NEO’s compensation, the Compensation Committee took a holistic approach and considered both Company performance and individual performance and, in addition to the above, several other factors, including:
•
the officer’s financial and operating performance, level of responsibility, expertise and experience;

•
our recent performance;

•
whether a pay package for a specific NEO is aligned internally with the compensation levels of comparable executives within our organization;

•
management development and succession planning activities;

•
the size and mix of each element of total compensation, including base salary, annual bonus and long- term incentives; and

•
other compensation and benefits, including compensation payable under an employment agreement upon a termination of employment.

Depending on the performance of our Company and the individual officer’s performance, as well as the various factors discussed above, the total compensation of our NEOs could have been within, below or above the median market range for their positions. (For example, each current NEO is employed pursuant to an employment agreement described under “Potential Payments or Benefits Upon Termination or Change in Control-Employment Agreements”).
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Do’s and Don’ts of Executive Compensation
What We Do
☑
Grant performance-based restricted stock units (PRSUs) that are primarily tied to multi-year cumulative free cash flow performance, with a relative TSR modifier to further align outcomes with those of our stockholders

☑
Maintain a compensation clawback policy and include recoupment provisions in our executive employment agreements

☑
Provide reasonable post-employment and change-in-control protections

☑
Include a “double-trigger” change-in-control provision in our Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

☑
Require executives to hold designated levels of our common stock

☑
Prohibit short sales, transactions in derivatives and other hedging activities of our common stock by employees

☑
Use an independent compensation consultant to advise the Compensation Committee

What We Don’t Do
☒
Include golden parachute excise tax gross-ups in employment agreements

☒
Reprice underwater stock options without stockholder approval or grant stock options with an exercise price less than the fair market value of our common stock on the grant date

☒
Provide excessive perquisites or tax gross-ups on any perquisites

☒
Offer defined benefit pension plans or supplemental executive retirement plans; instead, we offer a deferred compensation plan as an additional retirement vehicle for executives

☒
Provide special change in control benefits to executives

Role of the Compensation Committee

The Compensation Committee is responsible for developing and maintaining a compensation program for our senior management, including our NEOs, that aligns compensation decisions with our corporate objectives and strategies. The Committee operates pursuant to a written charter, a copy of which is posted to the investor relations section of our corporate website under “Governance—Committee Charters”. The goal of our compensation program is to (1) help ensure we attract and retain the high caliber executives we need to achieve our business strategy and financial goals, (2) motivate our executives to deliver a return to our stockholders over the long-term and (3) compensate our executives in a way that is commensurate with their responsibilities and appropriately encourages and rewards company-based performance. To achieve this, the Compensation Committee designs our compensation packages to reward (1) performance as measured by our operating and financial results, and (2) TSR on an absolute and a relative basis. The Compensation Committee seeks to ensure that a large portion of our NEO compensation is performance-based and/or equity-linked rather than fixed, and awards are balanced between short- and long-term compensation to incentivize our executives to achieve strong operating and financial results, while achieving long-term objectives. The Compensation Committee believes that our ability to attract and retain talented and experienced individuals to think strategically and execute the Company’s business objectives is essential to our long-term success, particularly in light of the competitive, regulatory and technological environments in which we operate.
Role of Executive Officers in Determining Executive Compensation

In determining 2025 compensation levels, including equity-based awards, if any, for each NEO (other than the Chief Executive Officer), the Compensation Committee also consulted with and considered the
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recommendations and input of Ms. Witz, our Chief Executive Officer. Ms. Witz’s recommendations were based on our Company-wide performance and the individual performance of each NEO. Ms. Witz did not provide input on her individual compensation levels.
Role of Outside Consultant

During 2025, the Compensation Committee continued to engage Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. Meridian was retained to advise the Compensation Committee on various matters pertaining to compensation for our executives, senior management and non-employee directors. The Compensation Committee determined that Meridian was independent (taking into consideration the six factors established by NASDAQ) and evaluated whether any of the work provided by Meridian during 2025 raised any conflict of interest and determined that it did not.
2025 Compensation Peer Group

In January 2025, based on the recommendations of Meridian, the Compensation Committee approved a peer group of 18 companies for purposes of reviewing individual compensation levels of our NEOs as compared to market, but did not specifically determine compensation levels based on benchmarking, although the Compensation Committee does intend to take benchmarking into account. In July 2025, the Compensation Committee reviewed the composition of the peer group and approved an updated peer group consisting of 17 companies. In connection with this review, the Compensation Committee removed Endeavor Group Holdings, Inc. and The Interpublic Group of Companies, Inc., and added Snap Inc., based on its assessment of industry alignment, market capitalization, and total revenue of each peer company. The removal of certain companies from the peer group reflected significant corporate transactions completed during 2025 that altered their business structure and public company status.
Based on its review, the Compensation Committee determined that updates to the peer group were appropriate in light of these developments.
Our current peer group consists of the following companies:
AMC Networks, Inc.	Live Nation Entertainment, Inc.	Spotify Technology S.A.
EchoStar Corporation	Match Group, Inc.	Snap Inc.
Electronic Arts, Inc.	News Corporation	Take-Two Interactive Software, Inc.
Fox Corporation	Nexstar Media Group, Inc.	TEGNA Inc.
IAC, Inc.	Omnicom Group Inc.	Warner Music Group Corp.
Lionsgate Studio Corp.	Roku, Inc.
The Compensation Committee intends to evaluate the peer group on an annual basis to assess whether the peer group remains appropriate. Meridian has advised the Compensation Committee that SiriusXM is near the median of this peer group based on both revenue and market capitalization, which the Compensation Committee believes demonstrates that the peer group is an appropriate comparison to use when reviewing our compensation levels.
2025 Compensation Elements

Our practices with respect to the key compensation elements (base salary, annual bonus, and long-term incentives), as well as other elements of compensation, are described below, followed by a discussion of any specific factors considered in determining the levels and mix of these compensation elements for our NEOs for 2025.
2025 Base Salaries

Base salaries for the NEOs are determined in accordance with the terms of their respective employment agreements. An executive’s base salary may be increased as part of the Compensation Committee’s annual
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base-salary review or at other times if the Committee (or the Board for the CEO) determines an adjustment is warranted for competitive-market and/or performance-recognition purposes.
The base salaries set forth in the employment agreements and any increases over these amounts are based on a variety of factors, including:
•
The market for the executive’s services.

•
The nature and responsibility of the executive’s position.

•
The expertise, demonstrated leadership, scope of responsibilities, job performance, and advancement potential of the executive.

•
The executive’s total compensation including cash annual bonus and long-term incentive awards.

•
The desire to maintain internal pay equity among our executives with respect to base salaries.

The 2025 annual base salaries of our NEOs are set forth in the table below:
Named Executive Officer	2025 Base Salaries

Jennifer C. Witz	$2,000,000
Thomas D. Barry	$875,000
Scott A. Greenstein	$1,700,000
Wayne D. Thorsen	$1,150,000
Richard N. Baer	$1,000,000
In February 2025, as part of the annual review of his compensation, Mr. Barry’s annual base salary was increased from $850,000 to $875,000. None of the other NEOs’ annual base salaries were increased during 2025. The amounts reported for Messrs. Barry and Baer in the Summary Compensation Table reflect actual base salary earned during fiscal 2025, which differs from the annualized rates shown above due to Mr. Barry’s mid-year increase and Mr. Baer’s commencement of employment on March 3, 2025.
2025 Annual Bonuses

Individual target annual bonus levels are contained in our NEOs’ employment agreements and are subject to increase by the Compensation Committee (or the Board for the CEO). The target annual bonus opportunities for each of our NEOs are shown in the table below:
Named Executive Officer	2025 Target Annual Bonus (as % of Base Salary)

Jennifer C. Witz	300%
Thomas D. Barry	125%
Scott A. Greenstein	200%
Wayne D. Thorsen	150%
Richard N. Baer	150%
Under our annual bonus plan adopted by the Compensation Committee, in 2025, cash awards are earned from 0% to 150% of target based on three performance metrics that the Compensation Committee concluded, in its business judgment, were important key metrics to support our short-term business objectives: (1) adjusted EBITDA, (2) total revenue, and (3) Sirius XM self-pay subscribers. In awarding bonuses to our NEOs for 2025, the Compensation Committee assessed our financial and operating performance against these key metrics as of December 31, 2025. Below are the performance metrics generally used for determining 2025 bonus awards.
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(amounts in millions, except for Sirius XM Self Pay Subscribers)
Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Weighting	2025 Performance	2025 Performance (Weighted)

Adjusted EBITDA(1)	$2,386	$2,651	$2,916	60%	102.5% of Target	61.5%
Total Revenue	$8,189	$8,620	$9,051	30%	85.7% of Target	25.7%
Sirius XM Self Pay Subscribers	30,830	31,018	31,206	10%	150% of Target	15.0%
Total Weighted Payout						102.2%

(1)
Adjusted EBITDA is not calculated or presented in accordance with GAAP and is considered a “Non-GAAP” financial measure. Please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Financial and Operating Metrics—Glossary” section in our annual report for the fiscal year ended December 31, 2025 that accompanies this proxy statement for a discussion of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure.

Our performance, after applying the weighting assigned by the Compensation Committee to each metric, resulted in achievement of 102.2% of target performance based on the weighted performance results described above. After reviewing these results, the Compensation Committee determined to fund the executive bonus pool at 100% of target.
The Compensation Committee administered the bonus plan for executive officers (other than the CEO) in 2025 in a manner that was formulaic, while retaining discretion to determine individual bonus amounts for the NEOs based on additional factors it considered in its business judgment. With respect to the CEO, the Compensation Committee made a recommendation to the Board, and the Board approved the CEO’s bonus.
In early 2026, the Compensation Committee reviewed the results of our performance based on the plan described above. The Compensation Committee (or the Board for the CEO) determined it was appropriate to award 2025 annual bonuses consistent with the approved funding of 100% of target for all NEOs other than Mr. Barry and Mr. Thorsen.
In determining Mr. Barry’s 2025 bonus, the Compensation Committee took into account certain other aspects of the Company’s performance during 2025 and exercised discretion to reduce his annual bonus to 73% of target. Although the Compensation Committee recognized that Mr. Barry had made a number of contributions to the Company’s business during 2025, and had provided leadership during the year, given our financial and operating performance, the Compensation Committee used its discretion to adjust his 2025 bonus.
With respect to Mr. Thorsen, the Compensation Committee evaluated Company performance against the pre-established goals and considered his individual contributions to our updated strategic focus on core in car audiences and our ads business. Mr. Thorsen drove significant in-year and run-rate savings across product and technology and marketing and was instrumental in the launch of new subscription packages and value add for our subscribers. Based on this assessment, the Compensation Committee determined that a payout of 107% of target appropriately reflected both Company performance and his individual contributions in 2025.
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Approved 2025 annual bonuses for each NEO are shown below:
Named Executive Officer	2025 Annual Bonus ($)	2025 Annual Bonus (as a percentage of 2025 Target Annual Bonus)

Jennifer C. Witz	$6,000,000	100%
Thomas D. Barry	$800,000	73%
Scott A. Greenstein	$3,400,000	100%
Wayne D. Thorsen	$1,850,000	107%
Richard N. Baer	$1,500,000	100%
Long-Term Equity Incentives

The Compensation Committee (or the Board for the CEO) determines the level of long-term equity compensation in conjunction with its review and approval of the total compensation to be provided to NEOs and the objectives of our overall executive compensation program. Stock options, stock appreciation rights, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing (collectively, “awards”) are granted under the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”). Long-term incentive awards represent a significant portion of our NEOs’ total compensation opportunity and are intended to align realized compensation outcomes with sustained Company performance and long-term stockholder value creation.
Historically, long-term equity awards have been a mix of (1) stock options, (2) restricted stock units (“RSUs”), (3) PRSUs earned for cumulative free cash flow performance and (4) PRSUs earned for relative TSR performance versus the S&P 500 Index. Starting in February 2025, the Compensation Committee determined that stock options would no longer be used as an annual equity award vehicle for grants. The Compensation Committee re-designed the structure of the performance-based equity awards beginning with grants made in 2025 to provide that the performance metric will be cumulative free cash flow with a relative TSR modifier versus the S&P 1500 Media and Entertainment Index. The Compensation Committee believes that free cash flow is an important financial performance metric to drive stockholder value creation and that our executive officers should continue to be rewarded by reference to attainment of free cash flow at specified levels. The Compensation Committee believes that linking a substantial portion of long-term equity compensation to cumulative free cash flow performance reinforces accountability for sustained operating results and long-term value creation. The Compensation Committee also believes that using relative TSR as a performance modifier, rather than a stand-alone performance metric, focuses on strategic Company results and provides for an appropriate level of stockholder alignment; and that the S&P 1500 Media and Entertainment Index is a more-relevant comparator group for investors to evaluate relative TSR performance. The Compensation Committee further believes this approach helps avoid overemphasis on short-term stock price volatility.
The Compensation Committee also transitioned from granting executives multi-year front-loaded equity awards to instead award annual long-term incentive grants in order to enhance year-over-year alignment between pay and performance and to better reflect evolving market practice.
The table below describes both current and historical equity award structures for NEOs. In 2025 and intended for subsequent years, PRSU grants will be earned for cumulative free cash flow performance with a relative TSR modifier. The standalone free cash flow and relative TSR PRSU structures described below apply only to grants prior to 2025 that remain outstanding, as do stock options that were not granted in 2025 or intended for regular grants in subsequent years.
2026 PROXY STATEMENT	43

Executive Compensation • Compensation Discussion and Analysis

Award	Key Features
Stock Options (Pre-2025 Grants)
•
Exercise price equal to the fair market value of our common stock on the date of grant and rewards the executives only if the price of our common stock increases following the date of grant.

•
Generally vest on an annual basis over three years, subject to continued employment and have a ten-year term.

•
Vesting subject to the executive’s continued employment, incentivizing executives to remain with the Company and sustain increases in stockholder value over time.

Time-Based RSUs
•
Value ultimately received by our executive officers as a result of the settlement of the RSUs is directly determined by the closing price of our stock on the trading day prior to the vesting date.

•
Generally vest on an annual basis over three years, subject to continued employment.

•
Vesting subject to the executive’s continued employment, incentivizing executives to remain with the Company and sustain increases in stockholder value over time.

Performance-Based RSUs (Free Cash Flow) (Pre-2025 Grants)
•
At least 80% of the performance target must be achieved, with linear interpolation between 80%-100% achievement

•
Generally cliff vest at the end of a two- or a three-year performance period based on free cash flow performance.

•
Vesting may be subject to the executive’s continued employment through a period following the end of the performance period.

Performance-Based RSUs (Relative TSR) (Pre-2025 Grants)
•
Generally vest based on the percentile rank of our common stock’s TSR when ranked against the TSR of each company in the S&P 500 Index, as measured at the end of a two- or a three-year performance period.

•
Will only vest if our performance achieves at least the 25th percentile (resulting in 50% of the target PRSUs being earned), with a target payout (i.e., 100% of the target PRSUs) requiring performance at the 50th percentile. If our performance achieves the 75th percentile, then 150% of the target PRSUs will be earned. Payouts will be interpolated between points. If our absolute TSR is negative, then the number of PRSUs earned cannot exceed 100% of the target PRSUs.

•
Vesting may be subject to the executive officer’s continuous employment through an additional period or, in the case of our other senior management, the date the Compensation Committee certifies the performance result or the final anniversary of the grant date, whichever is later.

Performance-Based RSUs (Free Cash Flow with Relative TSR modifier) (Starting in 2025)
•
If the Company fails to achieve at least 50% of the free cash flow target, none of the PRSUs will vest. Between 50% and 100% achievement, payout is determined using straight-line interpolation, and performance above target may result in payout up to 200% of target.

•
Generally cliff vest at the end of a three-year performance period based on free cash flow performance. The number of PRSUs that vest may be increased or decreased based on the percentile rank of our common stock’s TSR when ranked against the TSR of each company in the S&P 1500 Media & Entertainment Index, as measured at the end of a three-year performance period.

•
If our percentile rank is less than 25%, then the number of vested PRSUs shall be decreased by 25%; if our percentile rank is at least 25% and up to and including 75%, then the number of vested PRSUs shall not be modified; and if our percentile rank is greater than 75%, then the number of vested PRSUs shall be increased by 25%; provided that in no event shall the number of vested PRSUs exceed 200% of the target number of PRSUs originally granted.

•
Vesting may be subject to the executive’s continued employment through a period following the end of the performance period.

The aggregate grant date fair value of long-term equity incentives is determined by the Compensation Committee (or the Board for the CEO) after taking into account a variety of factors, including those described under the section titled “Processes and Compensation Decisions.” In the case of Ms. Witz and
44	2026 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

Mr. Greenstein, the long-term equity incentive awards granted to them in 2024 were intended to cover a three-year performance period (2024-2026). The Compensation Committee (or the Board for the CEO) does not expect to make additional regular annual long-term equity grants to Ms. Witz or Mr. Greenstein during that period.
In February 2025, Mr. Thorsen and Mr. Baer were granted annual long-term equity incentives in connection with the employment agreements that we entered into with them in December 2024 and March 2025, respectively. Mr. Barry was granted an annual long-term equity incentive in February 2025 as part of the annual review of his compensation.
The aggregate grant date value of long-term equity incentives granted in 2025 to each of Messrs. Baer, Barry and Thorsen are set forth below:
Name	Annual Stock Options	Annual RSUs	Annual PRSUs (Free Cash Flow)	Total Annual Equity	Additional Sign-On Equity (RSUs)

Thomas D. Barry	$—	$2,310,500	$2,367,838	$4,678,338	$—
Wayne D. Thorsen	$—	$1,627,752	$1,792,562	$3,420,314	$1,627,752
Richard N. Baer	$—	$1,429,995	$1,572,162	$3,002,157	$1,906,660
For Messrs. Baer and Thorsen, the amounts shown in the “Total Annual Equity” column reflect each executive’s regular annual long-term incentive opportunity and exclude one-time sign-on equity awards, which are presented separately in the “Additional Sign-On Equity” column.
No stock options were granted to any named executive officer in 2025. The number of RSUs and PRSUs granted in 2025 was determined by dividing the applicable target grant value by the average closing price of the Company’s common stock for the twenty (20)-trading day period preceding, but not including, the applicable grant date, which was $22.12 per share for the awards granted to Mr. Thorsen on February 3, 2025, $22.32 per share for the awards granted to Mr. Barry on February 5, 2025 and $25.22 per share for the awards granted to Mr. Baer on March 3, 2025.
With respect to PRSUs granted in 2025, 100% of the PRSUs awarded to Messrs. Barry, Baer and Thorsen are subject to the achievement of a cumulative free cash flow performance target established by the Compensation Committee and measured over the three-year performance period from January 1, 2025 through December 31, 2027. The number of PRSUs that become eligible to vest based on free cash flow performance may range from 0% to 200% of the target number of PRSUs. The number of PRSUs eligible to vest based on free cash flow performance is then subject to upward or downward modification of up to 25% based on the Company’s relative TSR performance versus the companies included in the S&P 1500 Media & Entertainment Index, as in effect on the first day of the performance period; provided, however, that in no event may the number of PRSUs ultimately earned exceed 200% of the target PRSUs.
Equity Pay Delivery for 2025 Performance Year
Vesting of Free Cash Flow PRSUs Whose Performance Period Included the Year Ended December 31, 2025—Certain PRSUs granted by the Compensation Committee are subject to achievement of a cumulative free cash flow target established by the Compensation Committee, measured over a two-year performance period.
In early 2026, the Compensation Committee certified the achievement of the free cash flow performance goal for PRSUs that included the year ended December 31, 2025 as part of the performance period. Free cash flow performance for the period exceeded the performance goal, which resulted in the vesting of the PRSUs at 100%. The settlement of these PRSUs is generally subject to the executive’s continued employment with us for an additional vesting period which varies for each executive. Vesting details can be found in the footnotes of the table titled “Outstanding Equity Awards at Fiscal Year-End 2025”.
2026 PROXY STATEMENT	45

Executive Compensation • Say-On-Pay Vote

Vesting of Relative TSR PRSUs Whose Performance Period Included the Year Ended December 31, 2025—The vesting of certain PRSUs granted by the Compensation Committee was conditioned upon three-year TSR of the Company’s common stock relative to the other entities in the S&P 500 Index. In early 2026, the Compensation Committee certified the Company’s percentile rank relative to the other entities in the S&P 500 Index for the three-year period ending December 31, 2025.
The percentile rank of the TSR of the Company’s common stock relative to the other entities in the S&P 500 Index for the three-year period ending December 31, 2025 was below the threshold performance level; accordingly, consistent with the terms of the applicable award agreements, no PRSUs tied to this three-year relative TSR metric were earned and such awards expired unvested.
Dividend Equivalent Units

DEUs are granted to each executive if, on any date while RSUs or PRSUs are outstanding, we pay a dividend on our common stock (other than a dividend payable in common stock). The number of RSUs and PRSUs granted to the executive are, as of the record date for such dividend payment, increased by a number of RSUs or PRSUs, as applicable, equal to: (a) the product of (x) the number of RSUs or PRSUs held by the executive as of such record date, multiplied by (y) the per share amount of any cash dividend (or, in the case of any dividend payable, in whole or in part, other than in cash, the per share value of such dividend, as determined in good faith by us), divided by (b) the average closing price of a share of our common stock on NASDAQ on the twenty trading days preceding, but not including, such record date. DEUs are subject to the same vesting and other terms as the related RSUs or PRSUs, as applicable. All DEUs are granted under the terms of the original plan the grant was issued under.
Say-On-Pay Vote
At our 2025 annual stockholders’ meeting, our stockholders considered an advisory, non-binding proposal on the frequency of holding “say on pay” votes (a “say-on-frequency proposal”). Our stockholders voted to hold an advisory vote on executive compensation every year and our Board adopted this approach. Previously, voting was every three years. Our Board adopted the annual vote to give stockholders a more- frequent opportunity to provide valuable feedback on our executive compensation program. At our annual stockholders’ meeting in 2023, we held the last prior advisory say-on-pay vote. At that meeting, our stockholders overwhelmingly approved compensation of our NEOs, with approximately 98% of our common stock that voted casting votes in favor of our say-on-pay resolution. The Compensation Committee has historically received strong stockholder support for our overall compensation program and philosophy and, as a result, the Compensation Committee has not historically made any significant changes to the core elements of our compensation programs as a result of that vote. In addition, during our ordinary course engagements with investors over the past year, we have not received feedback seeking changes to these core elements.
Stock Ownership Requirement
The Compensation Committee believes that executive officers and directors of the Company should own and hold Sirius XM common stock to further align their interests with the long-term interests of stockholders, mitigate potential compensation-related risk and further promote our commitment to sound corporate governance.
In 2025, the Compensation Committee adopted equity ownership guidelines for our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and all other executive officers (currently the President and Chief Content Officer, and Chief Legal Officer) who report to the Chief Executive Officer and are subject to Section 16 of the Exchange Act. The guidelines require our Chief Executive Officer to own shares of our common stock equal to six (6) times his or her annual base salary, our Chief Operating Officer, Chief Financial Officer or any President of the Company to own shares of our common stock
46	2026 PROXY STATEMENT

Executive Compensation • Clawback/Recoupment

equal to three (3) times his or her annual base salary; and other executive officers subject to Section 16 of the Exchange Act who report to the Chief Executive Officer to own shares of our common stock equal to two (2) times his or her annual base salary. These guideline levels for each executive officer are initially calculated using the executive officer’s base salary as of January 1, 2025 or, if the person becomes an executive officer after January 1, 2025, the date the person is first appointed as an executive officer. Each executive officer is expected to satisfy his or her applicable guideline level within five years of becoming an executive officer; provided that each person serving as an executive officer on January 1, 2025 must satisfy his or her applicable guideline level by December 31, 2029. If any executive officer is promoted and becomes subject to a higher guideline multiple as a result of such promotion, then such executive officer will have three years from the date of such promotion to become compliant with such higher guideline multiple.
Clawback/Recoupment
Our board has adopted a “clawback” policy applicable to our executive officers in accordance with NASDAQ listing standards implementing Exchange Act Rule 10D-1. This policy requires us to claw back from current and former executive officers certain incentive compensation received by the executive on or after October 2, 2023, in the event that we are required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement under federal securities laws if the compensation received by a named executive officer during the three fiscal years preceding the date it is determined that a restatement is required exceeded the amount that would have been received had the compensation been determined based on the restated financial statements. Under the policy, our obligation to claw back such erroneously awarded compensation is mandatory, subject to limited exceptions, and must be applied to each covered executive, regardless of fault or misconduct with respect to the restatement. In addition, our employment agreements with our named executive officers also include provisions permitting us to claw back compensation to the extent it may be required pursuant to any Company policy, law, regulation or stock exchange listing requirement.
In addition, the 2024 Plan provides that all awards (including both time and performance-based awards) will be subject to cancellation or forfeiture, or the forfeiture and repayment to the Company of any gain related to an award, on such terms and conditions as may be determined by the Compensation Committee, which would apply in situations where the participant, during employment, engages in activity detrimental to the Company.
Anti-Hedging and Pledging Policy
Our officers, directors and employees are prohibited from engaging in short sales of our securities and from engaging in transactions in publicly-traded derivative securities, such as options, puts, calls and other derivative securities based on the value of our securities, including any hedging, monetization or similar transactions designed to decrease the risks associated with holding our securities, such as zero-cost collars and forward sales contracts. As a result, our officers, directors and employees cannot insulate themselves from the effects of poor stock price performance. In addition, our officers, directors and employees are prohibited from pledging our securities as collateral for any loan or holding our securities in a margin account.
Policies and Procedures Relating to Equity Grant Practices
Our Compensation Committee has adopted policies and procedures for the granting of equity awards. Pursuant to these policies and procedures, the Compensation Committee approves all equity awards, subject to any delegation of authority that is permitted by applicable law. Equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of equity grant dates. Equity awards are made outside of any “blackout” periods and are made at least one business day following the end of any blackout period.
2026 PROXY STATEMENT	47

Executive Compensation • Other Benefits Provided to NEOs

We do not grant equity awards (i) during trading blackout periods, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. During fiscal year 2025, (i) none of our NEOs were awarded option-like equity with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Other Benefits Provided to NEOs
Retirement and Other Employee Benefits

We maintain broad-based benefits for all employees, including health and dental insurance, life and disability insurance and a 401(k) savings plan, including a matching component for that plan. Our current NEOs are eligible to participate in all of our employee benefit plans on the same basis as other employees. Our 401(k) savings plan allows eligible employees to voluntarily contribute from 1% to 50% of their pre-tax eligible earnings, subject to certain statutorily defined limits. We match 50% of an employee’s voluntary contributions per pay period on the first 6% of an employee’s pre-tax salary up to a maximum of 3% of eligible compensation. Employer matching contributions under the plan vest at a rate of 33.33% for each year of employment and are fully vested after three years of employment for all current and future contributions.
Deferred Compensation Plan

We also maintain the Sirius XM Holdings Inc. Deferred Compensation Plan for employees at the level of vice president and above, which provides a tax-efficient method for participants to defer certain portions of their compensation. The Deferred Compensation Plan is unsecured, and participation is voluntary. We do not provide any matching contributions to the Deferred Compensation Plan and do not guarantee above- market returns. The appreciation, if any, in the account balances of plan participants is due solely to contributions by participants and the underlying performance of the investment funds selected by the participants. A description of the Deferred Compensation Plan is included under “Non-Qualified Deferred Compensation.” The contributions, earnings and account balances for the NEOs in the Deferred Compensation Plan are described in the “Non-Qualified Deferred Compensation” table.
Perquisites

The Compensation Committee supports providing other benefits to NEOs that are almost identical to those offered to our other full-time employees and are provided to similarly situated executives at companies with which we compete for executive talent.
In connection with the employment agreement we entered into with Ms. Witz in 2023, we executed a new Use of Private Aircraft Agreement with Ms. Witz that became effective on January 1, 2024. The new aircraft agreement entitles her to personal use of a private aircraft arranged by us for up to 30 hours of flight time per year through the earlier of (i) December 31, 2026 or (ii) the termination of her employment. In the event Ms. Witz does not use 30 hours of flight time in a particular year, she may carry over the unused flight time to a subsequent year, provided that she may not use more than 90 hours of flight time during the term of the agreement. Ms. Witz incurs taxable income, calculated in accordance with the Standard Industry Fare Level formula or a comparable successor provision, for any personal use of such private aircraft in accordance with this policy. We have no obligation to provide Ms. Witz with any “gross up” in respect of any taxes related to this benefit. Ms. Witz did not utilize the personal aircraft benefit in 2025, and no costs were incurred or reimbursements paid to her in respect of this benefit during the year.
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Executive Compensation • Compensation Risk Assessment

Pursuant to her employment agreement, we also provide Ms. Witz with a car allowance up to $2,000 per month for commuting to and from her home to the Company’s offices or will provide Ms. Witz with a personal driver for purposes of commuting.
Payments to NEOs Upon Termination or Change in Control

The employment agreements with our NEOs provide for severance payments upon an involuntary termination of employment without “cause” or a termination of employment for “good reason” (as each term is defined in their employment agreements). While these arrangements vary among executives due to individual negotiations, none of our employment agreements with our NEOs include any golden parachute excise tax gross-ups. The material terms of these agreements are described under “Potential Payments or Benefits Upon Termination or Change in Control—Employment Agreements.”
None of the employment agreements for our NEOs provide for any payments solely due to a change in control. Under the terms of the 2024 Plan, if the employment of any of our NEOs is terminated by us without cause, or by the executive for good reason, within two years following a change in control, then in accordance with the 2024 Plan, their equity awards are subject to accelerated vesting.
These arrangements are intended to retain highly qualified executives who could have other job alternatives that may appear to them, in the absence of these arrangements, to be less risky, and such arrangements are designed to allow the executives to focus exclusively on our interests.
Other Considerations in Determining Executive Compensation

The Compensation Committee believes that it should retain discretion to adjust the compensation of a named executive officer from time to time to reward performance, to reflect the assumption of additional responsibilities, the occurrence of unanticipated circumstances, and in connection with the negotiation of new employment agreements or the renewal of employment agreements.
The Compensation Committee discusses and evaluates our compensation program regularly, particularly the equity-based components of our compensation program, and periodically receives information regarding our compensation program’s design, bonus targets and equity grant guidelines. The Compensation Committee may modify its practices, including with respect to the mix of equity-based components that are included in our compensation program, to respond to evolving compensation trends and other events in order to further strengthen the link between executive and stockholder interests, and to further support our business goals and strategies.
Compensation Risk Assessment
The Compensation Committee conducts an annual risk assessment of the compensation program and does not believe that any risks that may arise from our compensation policies and practices are reasonably likely to have a material adverse effect on us. The Compensation Committee based this determination on findings that: (1) the executive compensation program has balanced design to mitigate compensation risk (short- and long-term incentives, cash and stock, formulas and judgment, etc.); (2) appropriate policies are in place for compensation risk mitigation such as ownership guidelines, clawbacks, and hedging/pledging prohibitions; and (3) there are appropriate structural, administrative, and policy controls on incentive and commission plans below the executive level.
The Compensation Committee considered various factors that have the effect of mitigating compensation- related risks and have reviewed our compensation policies and practices for our employees, including the elements of our executive compensation programs, to determine whether any portion of such compensation encourages excessive risk taking. The Compensation Committee understands that the material risks relating to our compensation program relate to its potential failure to deliver compensation that is competitive with the companies we compete with for senior management talent, whether as a result of our failure to
2026 PROXY STATEMENT	49

Executive Compensation • Policy with Respect to Section 162(m) of the Internal Revenue Code achieve the financial and operating goals contained in our annual bonus plan or the poor performance of the price of our common stock, and the resulting failure of us to attract and retain talented senior management.
As part of its role in assessing risks related to compensation, the Compensation Committee conducts a risk review on an annual basis, which includes a review of any potential existing risks and any potential emerging risks relating to compensation and human capital management more generally. The Company’s Chief People and Administrative Officer provides reports to the Compensation Committee on topics such as the retention of key employees and education, training initiatives and related matters. The Company’s Chief Executive Officer and Chief People and Administrative Officer may also communicate with the Chair of the Compensation Committee to discuss these matters and provide updates on topics relating to our workforce.
Policy with Respect to Section 162(m) of the Internal Revenue Code
The Compensation Committee considers the deductibility of compensation as one factor in determining the structure of compensation awards. The Compensation Committee also looks at other factors in making its decisions and believes that it is important to retain flexibility in designing compensation programs that are in the best interests of the Company and its stockholders, even if such compensation is not deductible for tax purposes. This flexibility may include amending or modifying certain elements of our compensation programs that the Compensation Committee determines to be consistent with our business needs, even if such compensation is not tax deductible. The Compensation Committee does not believe that the lost deduction on compensation payable in excess of $1 million for the named executive officers is material relative to the benefit of being able to attract and retain talented management; however, the Compensation Committee intends to continue its pay-for-performance philosophy and continue incorporating performance-based elements into our executive compensation programs.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Compensation Committee
EDDY W. HARTENSTEIN, Chair
GREGORY B. MAFFEI
MICHAEL RAPINO
DAVE STEPHENSON
50	2026 PROXY STATEMENT

Executive Compensation • Summary Compensation Table

Summary Compensation Table
The following table provides information concerning total compensation earned or paid to our Chief Executive Officer, our former Chief Financial Officer, and our three other most highly compensated executive officers as of December 31, 2025. Our former Executive Vice President, General Counsel and Secretary moved to part-time status on February 9, 2026, through March 6, 2026.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)

Jennifer C. Witz Chief Executive Officer	2025	2,000,000	—	—	—	6,000,000	—	12,795	8,012,795
	2024	2,000,000	—	16,226,658	16,500,000	2,100,000	—	257,660	37,084,318
	2023	1,750,001	5,250,000	—	—	—	—	164,546	7,164,547
Thomas D. Barry Executive Vice President and Chief Financial Officer	2025	872,877	—	4,678,338	—	800,000	—	9,000	6,360,215
	2024	845,765	—	2,574,589	875,000	456,875	—	10,350	4,762,579
	2023	688,751	900,000	2,041,986	750,001	—	—	9,900	4,390,637
Scott A. Greenstein President and Chief Content Officer	2025	1,700,000	—	—	—	3,400,000	—	1,962	5,101,962
	2024	1,698,986	—	10,411,204	8,250,000	1,462,000	—	10,350	21,832,540
	2023	1,697,440	2,500,000	—	—	—	—	9,900	4,207,340
Wayne D. Thorsen Executive Vice President and Chief Operating Officer	2025	1,150,000	—	5,048,066	—	1,850,000	—	238,686	8,286,752
	2024	50,273	700,000	—	—	—	—	—	750,273
Richard N. Baer Executive Vice President, General Counsel and Secretary	2025	832,877	500,000	4,908,818	—	1,500,000	—	8,654	7,750,349

(1)
For 2023, the amounts reflected in this column are the gross amount of each named executive officer’s discretionary annual bonus award payable in respect of the fiscal year to which such amount relates. For 2024, the amount reflected in this column for Mr. Thorsen reflects a $700,000 cash sign on bonus that was paid during 2024 in connection with his entry into an employment agreement and commencing employment with us. For 2025, the amount reflected in this column for Mr. Baer reflects a $500,000 cash sign on bonus that was paid during 2025 in connection with his entry into an employment agreement and commencing employment with us.

(2)
The aggregate grant date fair value of stock option, RSU and PRSU awards were computed in accordance with FASB ASC 718, Compensation—Stock Compensation. The assumptions used in the valuation of the stock options are discussed in Note 14 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

In the case of Mr. Barry, the reported amount includes PRSUs with a grant date fair value of $2,367,838. The target award value for the PRSUs granted to Mr. Barry in 2025 was based on the probable outcome of the performance conditions applicable to such PRSUs as of the date of the grant, which was equal to the target level. If the highest level of performance is achieved for all performance metrics, the grant date fair value of such PRSUs would be 4,621,001.
In the case of Mr. Thorsen, the reported amount includes PRSUs with a grant date fair value of $1,792,562. The target award value for the PRSUs granted to Mr. Thorsen in 2025 was based on the probable outcome of the performance conditions applicable to such PRSUs as of the date of the grant, which was equal to the target level. If the highest level of performance is achieved for all performance metrics, the grant date fair value of such PRSUs would be 3,255,504.
In the case of Mr. Baer, the reported amount includes PRSUs with a grant date fair value of $1,572,162. The target award value for the PRSUs granted to Mr. Baer in 2025 was based on the probable outcome of the performance conditions applicable to such PRSUs as of the date of the grant, which was equal to the target level. If the highest level of performance is achieved for all performance metrics, the grant date fair value of such PRSUs would be 2,859,991. In connection with Mr. Baer’s departure from the Company, these PRSUs were forfeited in accordance with the terms of the applicable award agreement and no amounts were earned or paid with respect to such awards.
(3)
Amounts shown in this column reflect the gross amount of each named executive officer’s 2025 annual bonus earned pursuant to the Company’s performance-based annual bonus program. With respect to bonuses, the Compensation Committee administered the bonus program for executive officers in 2025 in a manner that was formulaic, while retaining discretion to determine individual bonus amounts based on additional factors it considered in its business judgment. As described in more detail in the section entitled “2025 Annual Bonuses” in the CD&A, the annual bonus program was implemented as a performance-based bonus program subject to attainment of specified financial performance metrics and

2026 PROXY STATEMENT	51

Executive Compensation • Summary Compensation Table

targets, and the amount of each named executive officer’s annual bonus was tied to the results of these performance metrics and targets, subject to positive or negative discretion. As such, annual bonuses for 2025 are reported in the “Non-Equity Incentive Plan” column rather than the “Bonus” column.
(4)
We do not provide above-market or preferential earnings on deferred compensation.

(5)
For each named executive officer, the amount in the “All Other Compensation” column for 2025 includes matching contributions by us under our 401(k) savings plan. For Ms. Witz, the amount in the “All Other Compensation” column for 2025 also includes $2,295, which represents the aggregate incremental cost to us in 2025 associated with costs of a car and driver or other travel-related expenses associated with travel to and from her home to our offices in New York. In 2025, we did not pay Ms. Witz any amount for personal use of a private aircraft arranged by us, as she chose not to use this benefit during 2025. The amount for Mr. Thorsen includes $150,000, paid on his behalf for legal fees he incurred in connection with matters relating to the commencement of his employment with the Company. The amount for Mr. Thorsen also includes $78,186 for the reimbursement of relocation-related expenses incurred in connection with his relocation to New York.

52	2026 PROXY STATEMENT

Executive Compensation • Grants of Plan-Based Awards in 2025

Grants of Plan-Based Awards in 2025
The following table provides information with respect to plan-based equity and non-equity awards made during fiscal year 2025 to the named executive officers.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jennifer C. Witz	N/A	3,000,000	6,000,000	9,000,000	—	—	—	—	—	—	—
Thomas D. Barry	N/A	546,875	1,093,750	1,640,625	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	2/5/2025	—	—	—	—	—	—	89,589	—	—	2,310,500
	2/5/2025	—	—	—	44,795	89,589	179,178	—	—	—	2,367,838
Scott A. Greenstein	N/A	1,700,000	3,400,000	5,100,000	—	—	—	—	—	—	—
Wayne D. Thorsen	N/A	862,500	1,725,000	2,587,500	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	2/3/2025	—	—	—	—	—	—	135,646	—	—	3,255,504
	2/3/2025	—	—	—	33,912	67,823	135,646	—	—	—	1,792,562
Richard N. Baer	N/A	750,000	1,500,000	2,250,000	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	3/3/2025	—	—	—	—	—	—	138,796	—	—	3,336,656
	3/3/2025	—	—	—	29,742	59,484	118,968	—	—	—	1,572,162

(1)
Amounts shown in this column reflect the threshold, target and maximum 2025 annual bonus opportunities for each of the applicable named executive officers under the 2025 annual bonus program. With respect to bonuses, the Compensation Committee administered the bonus program for executive officers in 2025 in a manner that was formulaic, while retaining discretion to determine individual bonus amounts based on additional factors it considered in its business judgment. As described in more detail in the section entitled “2025 Annual Bonuses” in the CD&A, the annual bonus program was implemented as a performance-based bonus program subject to attainment of specified financial performance metrics and targets, subject to positive and negative discretion, and the amount of each named executive officer’s annual bonus was tied to the results of these performance metrics and targets. For amounts actually earned for each of the named executive officers under the 2025 annual bonus program, see the section entitled “2025 Annual Bonuses” in the CD&A.

(2)
The PRSUs granted to Mr. Barry on February 5, 2025 were part of the Compensation Committee’s annual review of his compensation. The PRSUs granted to Mr. Thorsen on February 3, 2025 were in connection with his employment agreement dated December 5, 2024. The PRSUs granted to Mr. Baer on March 3, 2025 were in connection with his employment agreement dated February 17, 2025. In connection with Mr. Barry’s termination, his outstanding PRSUs granted in 2025 vested on an accelerated basis at target, in accordance with the terms of the applicable award agreement.

For Mr. Barry, 100% of his PRSUs are subject to the achievement of a cumulative free cash flow target, established by the Compensation Committee, measured over a three-year performance period, with the number of shares ultimately earned subject to modification based on the Company’s three-year TSR relative to the other companies in the S&P 1500 Media & Entertainment Index, as in effect on the first day of the performance period. The performance period for these PRSUs is January 1, 2025 through December 31, 2027.
For Mr. Thorsen, 100% of his PRSUs are subject to the achievement of a cumulative free cash flow target, established by the Compensation Committee, measured over a three-year performance period, with the number of shares ultimately earned subject to modification based on the Company’s three-year TSR relative to the other companies in the S&P 1500 Media & Entertainment Index, as in effect on the first day of the performance period. The performance period for these PRSUs is January 1, 2025 through December 31, 2027.
For Mr. Baer, 100% of his PRSUs are subject to the achievement of a cumulative free cash flow target, established by the Compensation Committee, measured over a three-year performance period, with the number of shares ultimately earned subject to modification based on the Company’s three-year TSR relative to the other companies in the S&P 1500 Media & Entertainment Index, as in effect on the first day of the performance period. The performance period for these PRSUs is January 1, 2025 through December 31, 2027. In connection with Mr. Baer’s departure from the Company, these PRSUs were forfeited in accordance with the terms of the applicable award agreement, and no shares will be earned or issued pursuant to these awards.
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Executive Compensation • Grants of Plan-Based Awards in 2025

The PRSUs are earned based on the achievement of a cumulative free cash flow target over a three-year performance period. If the Company fails to achieve at least 50% of the free cash flow target, none of the PRSUs will be eligible to vest. If the Company’s cumulative free cash flow achievement is between 50% and 100% of the target, the number of PRSUs eligible to vest will be determined by straight-line interpolation between those percentages. Upon achievement of 100% of the free cash flow target, 100% of the target PRSUs will be eligible to vest, and if achievement exceeds 100% of the target, the number of PRSUs eligible to vest may increase based on straight-line interpolation, up to a maximum of 200% of the target PRSUs.
The number of PRSUs eligible to vest based on cumulative free cash flow performance is subject to modification based on the Company’s three-year TSR relative to the other companies in the S&P 1500 Media & Entertainment Index, as in effect on the first day of the performance period. Based on the Company’s relative TSR percentile ranking, the number of PRSUs eligible to vest may be decreased by 25%, remain unchanged, or be increased by 25%, subject to an overall cap of 200% of the target PRSUs.
In each case, vesting of the PRSUs is also subject to the named executive officer’s continued employment through the applicable vesting date.
(3)
Reflects the number of PRSUs, RSUs and stock options granted under the 2024 Long Term Stock Incentive Plan during 2025.

(4)
The aggregate grant date fair value of RSU and PRSU awards were computed in accordance with FASB ASC 718, Compensation—Stock Compensation, including, in the case of the PRSUs, the probable outcome of the performance conditions. The assumptions used in the valuation of the stock options are discussed in Note 14 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

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Executive Compensation • Outstanding Equity Awards at Fiscal Year-End 2025

Outstanding Equity Awards at Fiscal Year-End 2025
The following table provides information with respect to the status at December 31, 2025 of all unvested RSUs and PRSUs and exercisable and unexercisable stock options awarded to each of the named executive officers:
	Option Awards(1)(2)				Stock Awards(1)(3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jennifer C. Witz(4)	56,387	—	52.70	8/21/2027	—	—	—	—
	56,609	—	58.60	2/1/2028	—	—	—	—
	227,788	—	57.80	3/5/2029	—	—	—	—
	650,053	—	59.30	2/3/2031	—	—	—	—
	713,550	356,775	51.40	2/5/2034	—	—	—	—
	—	—	—	—	157,046	3,140,920	—	—
	—	—	—	—	—	—	67,305	1,346,090
Thomas D. Barry(5)	30,954	—	69.50	2/10/2030	—	—	—	—
	21,753	—	57.40	2/16/2031	—	—	—	—
	29,309	—	64.30	2/2/2032	—	—	—	—
	20,000	10,001	49.90	2/6/2033	—	—	—	—
	27,844	13,924	36.80	5/2/2033	—	—	—	—
	18,919	37,840	51.40	2/5/2034	—	—	—	—
	—	—	—	—	147,471	2,949,420	—	—
	—	—	—	—	—	—	102,991	2,059,820
Scott A. Greenstein(6)	268,379	—	63.60	12/8/2030	—	—	—	—
	366,092	732,184	27.40	5/29/2034	—	—	—	—
	—	—	—	—	39,206	784,120	—	—
	—	—	—	—	—	—	176,435	3,528,690
Wayne D. Thorsen(7)	—	—	—	—	83,085	1,661,700	—	—
	—	—	—	—	—	—	71,213	1,424,260
Richard N. Baer(8)	—	—	—	—	144,015	2,880,300	—	—
	—	—	—	—	—	—	61,721	1,234,420

(1)
On September 9, 2024, Liberty Media completed a split-off of New Sirius, pursuant to which New Sirius merged with Old Sirius, making Old Sirius a wholly owned subsidiary of New Sirius. As part of the merger, each Old Sirius share was converted into one-tenth (0.1) of a New Sirius share, with cash paid for fractional shares. All share amounts displayed reflect this conversion, rounded down to the nearest whole share.

(2)
On February 25, 2022, we paid a special dividend which resulted in a $2.50 reduction to the exercise price of all options outstanding as of February 11, 2022. The table reflects this reduction in exercise price.

(3)
Amounts also include DEUs granted to the executive pursuant to the terms of the award agreements governing each RSU or PRSU, as applicable, to reflect the payment of dividends on our common stock. DEUs vest on the same terms as

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Executive Compensation • Outstanding Equity Awards at Fiscal Year-End 2025

the related RSUs or PRSUs, as applicable. All DEUs are granted pursuant to the terms of the 2024 Plan. Our practice with respect to crediting DEUs is described in more detail on page 46.
Amounts under “Market Value of Shares or Units of Stock That Have Not Vested” and “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested” were calculated based on the closing price on NASDAQ of our common stock on December 31, 2025, of $20.00. The RSUs and PRSUs are valued at (a) the closing price of the stock at December 31, 2025, multiplied by (b) the number of awards that have not vested. In the table above, the number and market value of the 2024 PRSUs based on TSR reflect threshold performance achievement for Ms. Witz, Mr. Barry and Mr. Greenstein. The number and market value of the 2024 and 2025 PRSUs based on free cash flow reflect target performance achievement for Mr. Barry, Mr. Greenstein, Mr. Thorsen, and Mr. Baer. The number and market value of both PRSUs components granted in 2023 for Mr. Barry reflect actual performance achievement. The number and market value of the PRSUs based on free cash flow granted in 2024 for Ms. Witz reflect actual performance achievement. The performance period for the PRSUs whose achievement was based on TSR granted to Ms. Witz in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement was based on free cash flow granted to Ms. Witz in 2024 was the period beginning January 1, 2024 and ending on December 31, 2025. The performance period for the PRSUs whose achievement was based on TSR granted to Mr. Barry in 2023 was the period beginning January 1, 2023 and ending on December 31, 2025. The performance period for the PRSUs whose achievement was based on free cash flow granted to Mr. Barry in 2023 was the period beginning January 1, 2023 and ending on December 31, 2024. The performance period for the PRSUs whose achievement was based on TSR granted to Mr. Barry in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement was based on free cash flow granted to Mr. Barry in 2024 was the period beginning January 1, 2024 and ending on December 31, 2025. The performance period for the PRSUs whose achievement was based on free cash flow with a TSR modifier granted to Mr. Barry in 2025 was the period beginning January 1, 2025 and ending on December 31, 2027. The performance period for the PRSUs whose achievement is based on TSR granted to Mr. Greenstein in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement is based on free cash flow granted to Mr. Greenstein in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement was based on free cash flow with a TSR modifier granted to Mr. Thorsen in 2025 was the period beginning January 1, 2025 and ending on December 31, 2027. The performance period for the PRSUs whose achievement was based on free cash flow with a TSR modifier granted to Mr. Baer in 2025 was the period beginning January 1, 2025 and ending on December 31, 2027.The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.
(4)
Outstanding equity awards for Ms. Witz vest as follows: the 56,387 options granted on August 21, 2017 at an exercise price of $52.70 vested as follows: 18,795 options vested on August 21, 2018, 18,795 options vested on August 21, 2019, and 18,797 options vested on August 21, 2020; the 56,609 options granted on February 1, 2018 at an exercise price of $58.60 vested as follows: 18,869 options vested on February 1, 2019, 18,869 options vested on February 3, 2020, and 18,871 options vested on February 1, 2021; the 227,788 options granted on March 5, 2019 at an exercise price of $57.80 vested as follows: 75,929 options vested on March 5, 2020, 75,929 options vested on March 5, 2021, and 75,930 options vested on March 7, 2022; the 650,053 options granted on February 3, 2021 at an exercise price of $59.30 vested as follows: 216,684 options vested on December 31, 2021, 216,684 options vested on December 31, 2022, and 216,685 options vested on December 31, 2023; the 1,070,325 options granted on February 5, 2024 at an exercise price of $51.40 vested as follows: 356,775 options vested on December 31, 2024, 356,775 options vested on December 31, 2025, and 356,775 options will vest on December 31, 2026. The outstanding RSUs granted to Ms. Witz vest as follows: 22,437 RSUs will vest on December 31, 2026. The 134,609 PSUs whose achievement was based on a free cash flow performance metric granted to Ms. Witz on February 5, 2024 were fully achieved and will vest on December 31, 2026. The 134,609 PSUs whose achievement was based on a TSR performance metric granted to Ms. Witz on February 5, 2024, subject to the satisfaction of the applicable performance metric and her continued employment, will vest on January 18, 2027.

(5)
Outstanding equity awards for Mr. Barry vest as follows: the 30,954 options granted at an exercise price of $69.50 vested in three equal annual installments of 10,318 from date of grant on February 10, 2020; the 32,629 options granted on February 16, 2021 at an exercise price of $57.40 vested as follows: 10,876 options vested on February 16, 2022, 10,876 options vested on February 16, 2023, and 10,877 options vested on February 16, 2024; the 29,309 options granted on February 2, 2022 at an exercise price of $64.30 vested as follows: 9,769 options vested on February 2, 2023, 9,769 options vested on February 2, 2024, and 9,771 options vested on February 2, 2025; the 30,001 options granted on February 6, 2023 at an exercise price of $49.90 vested as follows: 10,000 options vested on February 6, 2024, 10,000 options vested on February 6, 2025, and 10,001 options will vest on February 6, 2026; the 41,768 options granted on May 2, 2023 at an exercise price of $36.80 vested as follows: 13,922 options vested on May 2, 2024, 13,922 options vested on May 2, 2025, and 13,924 options will vest on April 28, 2026; the 56,759 options granted on February 5, 2024 at an exercise price of $51.40 vested as follows: 18,919 options vested on February 5, 2025, 18,919 options will vest on February 5, 2026, and 18,921 options will vest on February 5, 2027. The outstanding RSUs granted to Mr. Barry will vest as follows: 37,308 RSUs will vest on February 5, 2026, 2,371 RSUs will vest on February 6, 2026, 3,542 RSUs will vest on April 28, 2026, 37,301

56	2026 PROXY STATEMENT

Executive Compensation • Outstanding Equity Awards at Fiscal Year-End 2025

RSUs will vest on February 5, 2027, and 31,357 RSUs will vest on February 5, 2028. The 7,115 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on February 6, 2023 were fully achieved and will vest, subject to his continued employment, on February 6, 2026. The 7,115 PRSUs granted to Mr. Barry on February 6, 2023, whose achievement is based on TSR, did not satisfy the applicable performance metric at the completion of the performance period on December 31, 2025. As the applicable performance metric was not satisfied, no shares will vest on February 6, 2026. The 10,631 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on May 2, 2023 were fully achieved and will vest, subject to his continued employment, on April 28, 2026. The 10,631 PRSUs whose achievement is based on TSR granted to Mr. Barry on May 2, 2023, did not satisfy the applicable performance metric at the completion of the performance period on December 31, 2025. As the applicable performance metric was not satisfied, no shares will vest on April 28, 2026. The 17,846 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on February 5, 2024 were fully achieved and will vest, subject to his continued employment, on February 5, 2027. The 17,846 PRSUs whose achievement is based on TSR granted to Mr. Barry on February 5, 2024 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on February 5, 2027. The 94,068 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on February 5, 2025, subject to modification based on relative TSR performance over the measurement period beginning January 1, 2025 and ending December 31, 2027 and his continued employment, will vest on February 5, 2028. The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.
(6)
Outstanding equity awards for Mr. Greenstein vest as follows: the 268,379 options granted on December 8, 2020 at an exercise price of $63.60 vested as follows: 134,189 options vested on May 24, 2023 and 134,190 options vested on May 24, 2024; the 1,098,276 options granted on May 29, 2024 at an exercise price of $27.40 vest as follows: 366,092 options vested on May 26, 2025, 366,092 options will vest on May 25, 2026, and 366,092 options will vest on May 24, 2027. The outstanding RSUs granted to Mr. Greenstein will vest as follows: 19,602 RSUs will vest on May 26, 2026 and 19,604 RSUs will vest on May 24, 2027. The 117,623 PRSUs whose achievement is based on free cash flow granted to Mr. Greenstein on May 29, 2024 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on May 24, 2027. The 117,623 PRSUs whose achievement is based on TSR granted to Mr. Greenstein on May 29, 2024 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on May 24, 2027. The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.

(7)
Outstanding equity awards for Mr. Thorsen vest as follows: The outstanding RSUs granted to Mr. Thorsen will vest as follows: 59,348 RSUs will vest on December 16, 2026, and 23,737 RSUs will vest on December 15, 2027. The 71,213 PRSUs whose achievement is based on free cash flow granted to Mr. Thorsen on February 3, 2025, subject to modification based on relative TSR performance and his continued employment, will vest on February 1, 2028. The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.

(8)
Outstanding equity awards for Mr. Baer vest as follows: The outstanding RSUs granted to Mr. Baer were scheduled to vest as follows: 61,721 RSUs on March 3, 2026, 61,720 RSUs on March 3, 2027, and 20,574 RSUs on March 3, 2028. The 61,721 PRSUs whose achievement is based on free cash flow granted to Mr. Baer on March 3, 2025, subject to modification based on relative TSR performance and his continued employment, would have vested on March 3, 2028. In connection with Mr. Baer’s departure from the Company, the RSUs scheduled to vest on March 3, 2026 were delivered in accordance with their terms. As a result of his termination of employment, Mr. Baer’s 61,721 PRSUs were forfeited and the RSUs scheduled to vest in 2027 and 2028 were also forfeited.

All equity awards vest subject to the named executive officer’s continued employment through the applicable vesting date and are subject to earlier vesting upon certain qualifying terminations of employment. See “Potential Payments or Benefits Upon Termination or Change in Control.”
2026 PROXY STATEMENT	57

Executive Compensation • Option Exercises and Stock Vested in 2025

Option Exercises and Stock Vested in 2025
The following table provides information with respect to option exercises and RSUs that vested during 2025:
	Option Awards		Stock Awards
Name	Number of Shares Exercised (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Jennifer C. Witz	—	—	22,433	448,660
Thomas D. Barry	—	—	22,391	539,781
Scott A. Greenstein	—	—	19,138	426,044
Wayne D. Thorsen	—	—	59,341	1,275,238
Richard N. Baer	—	—	—	—

(1)
Value realized on vesting is the amount equal to (a) the closing price on NASDAQ on the day of vesting multiplied by (b) the number of shares vesting.

Non-Qualified Deferred Compensation
The following table provides information with respect to Sirius XM Holdings Inc. Deferred Compensation Plan, a nonqualified deferred compensation plan, for 2025:
Name	Executive Contributions(1) ($)	Employer Contributions ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(3) ($)

Jennifer C. Witz	—	—	648,212	(2,098,102)	10,795,091
Thomas D. Barry	—	—	364,425	(47,219)	3,121,535
Scott A. Greenstein	—	—	—	—	—
Wayne D. Thorsen	—	—	—	—	—
Richard N. Baer	—	—	—	—	—

(1)
No executive contributions were made under the Sirius XM Holdings Inc. Deferred Compensation Plan during fiscal year 2025.

(2)
Amounts in this column are not reported as compensation for fiscal year 2025 in the Summary Compensation Table since they do not reflect above-market or preferential earnings. Deferrals may be allocated among investment options that are similar to the investment options available under the Sirius XM 401(k) Savings Plan. Of the available investment options, the one-year rate of return during 2025 ranged from 4.22% to 32.18%.

(3)
Year-end balances in this column do not include any amounts attributable to salary or bonus deferrals for fiscal year 2025, as no named executive officer elected to defer salary or bonus compensation for such year. Of the aggregate balances, the following amounts relate to deferrals made in prior fiscal years that were included in the Summary Compensation Table in such prior years: Ms. Witz, $11,793,800; and Mr. Barry, $742,463.

The Deferred Compensation Plan provides a tax-efficient method for participants to defer certain portions of their compensation. Participation in the Deferred Compensation Plan is available to certain of our officers, including our named executive officers, and members of our board of directors.
Our named executive officers are eligible to participate on the same terms as other eligible employees. Although the Compensation Committee deemed the Deferred Compensation Plan to be a benefit to participants, it is not included in any quantitative valuation with respect to the three main components of our executive compensation packages, because participation in the Deferred Compensation Plan, and to what extent, is at each participant’s discretion and there is no matching contribution from us at this time.
Pursuant to the Deferred Compensation Plan, eligible employees may elect to defer up to 50% of their cash-paid base salary and up to 75% of their annual cash bonus. We may elect to make additional contributions
58	2026 PROXY STATEMENT

Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

beyond amounts deferred by participants, but we are under no obligation to do so. At the time of making a deferral election, participants designate the time and form of the distribution of deferrals to be made for the year to which that election relates. Distributions may occur earlier upon a change in control or a termination of employment, subject to certain conditions provided for under the Deferred Compensation Plan and Section 409A of the Internal Revenue Code.
Participants have the opportunity to designate the investment funds to which the deferred amounts are to be credited. All investment gains and losses in a participant’s account under the Deferred Compensation Plan are immediately vested and entirely based upon the investment selections made by the participant. We do not pay guaranteed, above-market or preferential earnings on this deferred compensation. The available investment choices are similar to the choices available under the Sirius XM Radio 401(k) Savings Plan. Participants may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle. Investment selections for existing account balances may be changed daily. Any changes (whether to new deferrals or existing balances) may be made through an internet site or telephone call center maintained by the plan’s third-party record keeper. We have established a grantor (or “rabbi”) trust to facilitate payment of our obligations under the Deferred Compensation Plan.
Potential Payments or Benefits Upon Termination or Change in Control
EMPLOYMENT AGREEMENTS
We have employment agreements with each of our named executive officers that contain provisions regarding payments or benefits upon a termination of employment. We do not have any provisions in any of our employment agreements for the named executive officers that provide for any payments solely in the event of a change in control.
None of the employment agreements with our named executive officers provides for a so-called “golden parachute” excise tax gross-up. Each of the employment agreements with our executive officers includes a compensation clawback provision, pursuant to which any incentive-based or other compensation paid to an executive officer by us or any of our affiliates is subject to deductions and clawback as required by Company policy, applicable law, regulation or stock exchange listing requirement.
Jennifer C. Witz

In December 2023, we entered into a new employment agreement with Ms. Witz to continue serving as our Chief Executive Officer through December 31, 2026, subject to earlier termination in accordance with the terms of the employment agreement. The agreement provides for an annual base salary of $1,750,000 from the effective date of the agreement through December 31, 2023 and an annual base salary of $2,000,000 effective January 1, 2024, subject to annual increases approved by the Compensation Committee. Ms. Witz is also entitled to participate in any bonus plans generally applicable to our executive officers, with an annual target bonus equal to three times her base salary.
If Ms. Witz’s employment is terminated by us without “cause” or she terminates her employment for “good reason” (each as described in her employment agreement), then, subject to her execution of a release of claims and her compliance with certain restrictive covenants contained in her employment agreement, we are obligated to (1) pay Ms. Witz a lump sum amount equal to one and one-half times the sum of (x) her then annual base salary plus (y) the greater of her target bonus or the last annual bonus paid (or due and payable) to her, (2) pay Ms. Witz a pro-rated bonus for the year in which her termination occurs (based on actual achievement of applicable performance criteria) and any earned but unpaid annual bonus with respect to the year prior to the year of termination and (3) continue her medical and dental benefits for eighteen months and her life insurance benefits for one year following her termination date, in each case, at our expense.
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

We have also entered into an agreement with Ms. Witz that entitles her to a limited number of hours of personal flight time on a private aircraft. This agreement will expire on the first to occur of (i) the date that Ms. Witz ceases to be employed by us as a full-time employee under her employment agreement, and (ii) December 31, 2026. Ms. Witz’s personal use of the aircraft is treated as income to her, and we are not required to provide her with any “gross up” for additional related taxes.
Thomas D. Barry

In April 2023, we entered into an employment agreement with Mr. Barry to serve as our Executive Vice President and Chief Financial Officer through April 28, 2026, subject to earlier termination in accordance with the terms of his employment agreement. The employment agreement provides for an annual base salary of $800,000, subject to increases approved by the Compensation Committee. Mr. Barry is also entitled to participate in any bonus plans generally offered to our executive officers with an annual target bonus opportunity equal to 125% of his base salary.
If Mr. Barry’s employment is terminated by us without “cause” or he terminates his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we are obligated to (1) pay Mr. Barry a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the greater of the target bonus opportunity for the year in which his termination occurs or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Barry a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and (3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
Mr. Barry’s employment was terminated by us without “cause” effective as of December 31, 2025, and we paid Mr. Barry the payments and provided him the benefits described above in accordance with his employment agreement. Effective January 1, 2026, we entered into a Transition Agreement with Mr. Barry which provided that he would continue to remain employed on a full-time basis as an advisor to our Chief Financial Officer through February 6, 2026, receiving the same level of compensation and benefits during such period.
Scott A. Greenstein

In April 2024, effective as of May 25, 2024, we entered into a new employment agreement with Mr. Greenstein to continue serving as our President and Chief Content Officer through May 24, 2027, subject to earlier termination in accordance with the terms of his employment agreement. The agreement provides for an annual base salary of $1,700,000, subject to any additional increases approved by the Compensation Committee. Mr. Greenstein is also entitled to participate in any bonus plans generally offered to our executive officers, with an annual target bonus of 200% of his annual base salary and a pro- rated bonus for the year ending December 31, 2027 based on a target bonus of 200% of his annual base salary.
If Mr. Greenstein’s employment is terminated by us without “cause” or he terminates his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we are obligated to (1) pay Mr. Greenstein a lump sum amount equal to one and one-half times the sum of (x) his then annual base salary plus (y) the greater of $2,600,000 or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Greenstein a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and any earned but unpaid bonus with respect to the year prior to the year of termination, and (3) continue his medical, dental and life insurance benefits for eighteen months following his termination date, in each case, at our expense.
Wayne D. Thorsen

On December 5, 2024, we entered into an employment agreement with Mr. Thorsen to serve as our Executive Vice President and Chief Operating Officer through December 15, 2027, subject to earlier
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

termination in accordance with the terms of his employment agreement. The employment agreement provides for an annual base salary of $1,150,000, subject to increases approved by the Compensation Committee. Mr. Thorsen is also entitled to participate in any bonus plans generally offered to our executive officers with an annual target bonus opportunity equal to 150% of his base salary. Mr. Thorsen also received a one-time cash sign-on bonus of $700,000, which amount is subject to repayment if Mr. Thorsen terminates his employment without “good reason” or is terminated by us for “cause”, in each case, within 12 months following the effective date. Mr. Thorsen’s employment agreement also provides for relocation assistance/reimbursement in connection with his relocation to New York up to $50,000.
If Mr. Thorsen’s employment is terminated by us without “cause” or he terminates his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we are obligated to (1) pay Mr. Thorsen a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the greater of the target bonus opportunity for the year in which his termination occurs or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Thorsen a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and (3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
Richard N. Baer

In March 2025, we entered into an employment agreement with Mr. Baer to serve as our Executive Vice President, General Counsel and Secretary through March 4, 2028, subject to earlier termination in accordance with the terms of his employment agreement, and subject to automatic one-year renewals unless either party gives written notice of non-renewal to the other party with at least 90 days’ notice prior to the expiration of the then-current term. The employment agreement provided for an annual base salary of $1,000,000, subject to increases approved by the Compensation Committee. Mr. Baer also was entitled to participate in any bonus plans generally offered to our executive officers with an annual target bonus opportunity equal to 150% of his base salary. Mr. Baer also received a one-time cash sign-on bonus of $500,000, which amount was subject to repayment if Mr. Baer had terminated his employment without “good reason” or was terminated by us for “cause”, in each case, within 12 months following the effective date of his employment agreement.
If Mr. Baer’s employment was terminated by us without “cause” or he terminated his employment for “good reason” (each as described in his employment agreement and which does not include the failure to renew his employment agreement at the end of the initial term or any renewal term) prior to March 4, 2028, then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we would have been obligated to (1) pay Mr. Baer a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the greater of target bonus opportunity for the year in which his termination occurs or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Baer a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and (3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
In connection with Mr. Baer’s previously announced retirement, we entered into a transition letter with him in February 2026 pursuant to which Mr. Baer became a part-time employee effective February 9, 2026 and continuing through March 6, 2026 (the “Part-Time Term”) to assist with the transition of his duties and responsibilities. Mr. Baer was paid a part-time salary of $600,000 during the Part-Time Term.
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

TREATMENT OF EQUITY-BASED AWARDS UPON TERMINATION OF EMPLOYMENT
Pursuant to the terms of the applicable award agreements, the vesting of any unvested RSUs, PRSUs and stock options held by the named executive officers will accelerate upon a termination (i) by us without “Cause”, (ii) by the named executive officer for “Good Reason”, or (iii) as a result of the named executive officer’s death or disability. With respect to outstanding PRSU awards, if any such termination of employment occurs during an active performance period, then the named executive officer will vest in the number of PRSUs subject to the applicable award agreement (or with respect to the PRSU awards that are based on cumulative free cash flow or TSR, at target level). If such termination of employment occurs following the end of the applicable performance period, but before the date on which such PRSUs have been settled, then the named executive will vest in the number of PRSUs determined to have been earned based on actual performance achieved during the performance period. In order to receive any accelerated vesting in connection with a termination of employment, named executive officers must execute a release of claims (except we may waive such requirement in the event of the named executive officer’s death) and comply with certain restrictive covenants contained in their employment agreements. If the named executive officer’s employment terminates for any other reason, all unvested equity awards that are outstanding will be forfeited.
SIRIUS XM HOLDINGS INC. 2015 LONG-TERM STOCK INCENTIVE PLAN
All of the named executive officers, other than Mr. Thorsen and Mr Baer, had outstanding equity awards as of December 31, 2025 that were granted under the Sirius XM Holdings Inc. Long-Term Stock Incentive Plan (the “2015 Plan”). Under the terms of the 2015 Plan, the outstanding unvested equity awards granted are subject to potential accelerated vesting upon termination without “cause” by the Company or termination by the executive for “good reason” during a two-year period following a “change of control” (each as defined in the 2015 Plan, as applicable), to the extent outstanding awards granted under the 2015 Plan are either assumed, converted or replaced by the resulting entity in the event of a change of control.
SIRIUS XM HOLDINGS INC. 2024 LONG-TERM STOCK INCENTIVE PLAN
Upon the closing of the Transactions, the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”) became effective. The 2024 Plan is designed to provide remuneration to officers, employees, non-employee directors and independent contractors for exceptional service and to encourage their investment in the Company. Stock options, stock appreciation rights, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing may be granted under the 2024 Plan. The maximum number of shares of our common stock with respect to which awards may be granted is 35 million, subject to anti-dilution and other adjustment provisions of the 2024 Plan. No non- employee director may receive compensation during any fiscal year in excess of $1 million (including awards under the 2024 Plan, determined based on the fair market value of such award as of the grant date). Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or treasury shares. The 2024 Plan is administered by the Compensation Committee, and the Compensation Committee has full power and authority to determine the terms and conditions of such awards.
TIMING OF GRANTS OF EQUITY AWARDS
In conjunction with promoting high ethical standards for the distribution of equity-based incentives, the Compensation Committee has an established practice of granting equity awards for employees on a predetermined schedule, specifically in the first quarter of each year (other than in limited circumstances such as newly hired or promoted employees). The Compensation Committee’s practice of setting equity award grant dates on a predetermined schedule is designed to avoid the possibility that we could grant stock awards prior to the release of material, non-public information that is likely to result in an increase in its stock price or delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in our stock price. Exercise prices of stock options, when granted, are generally set at, and cannot be lower than, the closing price per share of our common stock on the NASDAQ on the day of grant. The Compensation Committee does not otherwise take into account material,
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non-public information when determining the terms of stock awards, and we do not time the disclosure of material, non-public information for the purposes of affecting the value of executive compensation.
POTENTIAL PAYMENTS AND BENEFITS
The following table describes the potential payments and benefits under the named executive officers’ agreements and our stock incentive plan to which they would have been entitled if a termination of employment or change in control had occurred as of December 31, 2025:
Name	Triggering Event	Severance Payment ($)(1)	Accelerated Equity Vesting ($)(2)	Continuation of Insurance Benefits ($)(3)	Total ($)(4)

Jennifer C. Witz	Termination due to death or disability	6,000,000	5,833,100	—	11,833,100
	Termination without cause or for good reason	18,000,000	5,833,100	53,229	23,886,329
	Termination without cause or for good reason following a change in control	18,000,000	5,833,100	53,229	23,886,329
Thomas D. Barry	Termination due to death or disability	—	5,210,600	—	5,210,600
	Termination without cause or for good reason	3,062,500	5,210,600	59,138	8,332,238
	Termination without cause or for good reason following a change in control	3,062,500	5,210,600	59,138	8,332,238
Scott A. Greenstein	Termination due to death or disability	—	5,489,040	—	5,489,040
	Termination without cause or for good reason	11,050,000	5,489,040	41,630	16,580,670
	Termination without cause or for good reason following a change in control	11,050,000	5,489,040	41,630	16,580,670
Wayne D. Thorsen(5)	Termination due to death or disability	—	3,085,960	—	3,085,960
	Termination without cause or for good reason	4,725,000	3,085,960	59,138	7,870,098
	Termination without cause or for good reason following a change in control	4,725,000	3,085,960	59,138	7,870,098
Richard N. Baer(6)	Termination due to death or disability	—	4,114,720	—	4,114,720
	Termination without cause or for good reason	4,000,000	4,114,720	39,184	8,153,904
	Termination without cause or for good reason following a change in control	4,000,000	4,114,720	39,184	8,153,904

(1)
Any severance payment due, outside of the prorated annual bonus, is required to be paid in a lump sum. The prorated annual bonus is payable when annual bonuses are normally paid to other executive officers of the company.

(2)
All amounts were calculated based on the closing price on NASDAQ of our common stock on December 31, 2025 of $20.00. The accelerated vesting of options is valued at (a) the difference between the December 31, 2025 closing price and the exercise price of the options multiplied by (b) the number of shares of common stock underlying the options. The accelerated vesting of RSUs and PRSUs is valued at the closing price on NASDAQ of our common stock on December 31, 2025 of $20.00 multiplied by the number of shares subject to the applicable RSUs and PRSUs. For purposes of these calculations, PRSUs are valued assuming vesting in accordance with the applicable award agreements based on a termination date of December 31, 2025, including, where applicable, vesting at target levels for PRSUs for which termination is assumed to occur on or prior to the end of the applicable performance period. The amounts also include DEUs.

(3)
Assumes that medical and dental benefits would be continued under COBRA for eighteen months.

(4)
We do not provide any tax gross-ups. In the event a named executive officer would be subject to an excise tax under Section 4999 of the Internal Revenue Code (imposed on individuals who receive compensation in connection with a change of control that exceeds certain specified limits), the benefits to the named executive officer will be reduced to the extent that such benefits do not trigger the excise tax, unless the named executive officer would retain greater value (on an after-tax basis) by receiving all benefits and paying applicable excise, income and payroll taxes. Amounts shown are based on preliminary calculations that indicate that, with the exception of Mr. Thorsen and Mr. Baer, the amounts payable to each named executive officer would not be subject to the excise tax. Estimated amounts may materially differ from any actual amounts ultimately paid.

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Executive Compensation • 2025 CEO Pay Ratio

(5)
Based on preliminary calculations, the amounts payable to Mr. Thorsen in the event of his termination following a change in control would be subject to an excise tax of $1,299,993. In accordance with his employment agreement, no reduction would be applied to the amounts payable to Mr. Thorsen because he would retain greater value (on an after-tax basis) by receiving the full amount of the payments and paying the applicable excise tax. Accordingly, the total amount shown does not reflect any reduction in payments as a result of the projected amount of the applicable excise tax under Section 4999 of the Internal Revenue Code.

(6)
Based on preliminary calculations, the amounts payable to Mr. Baer in the event of his termination following a change in control would be subject to an excise tax of $874,114. In accordance with his employment agreement, the amount payable to Mr. Baer would be reduced by $1,477,754 to avoid the applicable excise tax under Section 4999 of the Internal Revenue Code because such reduction would result in a greater after-tax benefit to him. The total amount shown, however, does not reflect such reduction.

2025 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees to the annual total compensation of our Chief Executive Officer.
As of December 31, 2025 (the date selected for determining our employee population), we employed approximately 5,122 individuals, of whom 362 were located outside the United States. This population consisted of full-time, part-time, seasonal and temporary workers and excluded individuals classified as independent contractors. In accordance with the de minimis exemption under Item 402(u) of Regulation S-K, we excluded 158 non-U.S. employees from our total employee population, specifically: one employee from Belgium, twenty-three employees from Britain, eighty-eight employees from Ireland, two employees from Malaysia, one employee from Panama, six employees from the Philippines, ten employees from Poland and twenty-seven employees from Canada. We included all two hundred four employees from Romania. The excluded individuals represented approximately 3.1% of our total employee population of 5,122 as of December 31, 2025. After excluding these employees and our Chief Executive Officer, 4,963 employees were included in the calculation to identify the median employee.
To identify the median employee from this employee population, we calculated each employee’s total compensation by reviewing employees’ gross wages for 2025. Once we identified the employee who fell at the mid-point of our employee population, we calculated all of the elements of that employee’s compensation for the 2025 fiscal year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K to determine the “annual total compensation” for such employee for purposes of calculating the required pay ratio. The annual total compensation of the median employee for 2025 was $152,992. To calculate the annual total compensation of our Chief Executive Officer, we used the amount reported for Ms. Witz in the “Total” column of the 2025 Summary Compensation Table included in this proxy statement, which was $8,012,795.
Based on Ms. Witz’s annual total compensation compared to the annual total compensation of our estimated median employee, our estimated pay ratio is 52:1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. The pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
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Executive Compensation • Pay Versus Performance Disclosure

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our pay-for-performance philosophy and how our Compensation Committee aligns executive compensation with our performance, refer to “Compensation Discussion and Analysis”.
Pay Versus Performance Table

The following table provides information required under the SEC’s Item 402(v) of Regulation S-K disclosing (i) a measure of total compensation and a measure reflecting “compensation actually paid” for our principal executive officer (“PEO”) and, as an average, for our other named executive officers (“NEOs”), and (ii) select financial performance measures, in each case, for our five most recently completed fiscal years.
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		($ in millions) Net Income (loss) ($)	($ in millions) Company Selected Measure: Adjusted EBITDA ($)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)

(a)	(b)(1)	(c)(2)(5)	(d)(3)	(e)(4)(5)	(f)(6)	(h)(7)	(i)(8)	(j)(9)

2025	8,012,795	6,034,520	6,874,819	5,612,073	37.01	220.53	805	2,665
2024	37,084,318	12,294,325	5,924,613	1,250,541	40.21	162.94	(2,075)	2,732
2023	7,164,547	3,069,433	2,981,599	1,013,440	93.34	116.33	988	2,790
2022	6,013,500	4,663,992	9,383,278	8,100,880	97.50	70.90	1,118	2,833
2021	32,104,884	32,156,057	5,080,375	4,749,683	100.74	126.37	1,338	2,770

(1)
The dollar amounts reported in column (b) for 2025, 2024 and 2023 are the amounts of total compensation reported for our PEO for each of those years in the “Total” column of the Summary Compensation Table set forth on page 51. The dollar amounts reported in column (b) for 2022 and 2021 are the amounts of total compensation reported for our PEO in the Summary Compensation Tables contained in Sirius XM Holdings Inc.’s Proxy Statements filed with the SEC on April 14, 2025 and April 8, 2024, respectively. Our PEO for each fiscal year presented was Jennifer C. Witz.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” (which is sometimes referred to as the “CAP”) for our PEO for the corresponding fiscal year. The amounts listed do not reflect the actual compensation earned, realized or received by our PEO during the applicable year.

(3)
The dollar amounts reported in column (d) for 2025, 2024 and 2023 represent the average of the amounts of total compensation reported for our non-PEO NEOs as a group for each of those years in the “Total” column of the Summary Compensation Table set forth on page 51. The dollar amounts reported in column (d) for 2022 and 2021 represent the averages of the total compensation reported for our non-PEO NEOs as a group in 2022 and 2021. The non-PEO NEOs included for purposes of such calculations are as follows: (i) for fiscal year 2025, Thomas D. Barry, Scott A. Greenstein, Wayne D. Thorsen and Richard N. Baer, (ii) for fiscal year 2024, Thomas D. Barry, Scott A. Greenstein, Patrick L. Donnelly, Wayne D. Thorsen, Joseph Inzerillo and Joseph A. Verbrugge, (iii) for fiscal year 2023, Thomas D. Barry, Patrick L. Donnelly, Scott A. Greenstein, Joseph Inzerillo and Sean S. Sullivan, (iv) for fiscal year 2022, Patrick L. Donnelly, Joseph Inzerillo, Sean S. Sullivan and Joseph A. Verbrugge and (v) for fiscal year 2021, Dara F. Altman, Patrick L. Donnelly, Scott A. Greenstein and Sean S. Sullivan.

(4)
The dollar amounts reported in column (e) represent the average amount of CAP to the non-PEO NEOs specified in footnote (3) as a group, as further described below. The amounts listed do not reflect the actual compensation earned, realized or received by the non-PEO NEOs as a group during the applicable year.

(5)
The calculation of CAP uses as a starting point the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, with certain adjustments (i.e., additions or subtractions) with respect to the fair value of equity awards. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant.

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Executive Compensation • Pay Versus Performance Disclosure

The following table provides reconciling information for the amounts reported in the Summary Compensation Table for our PEO for each of the years set forth below to the amount of CAP.
Year	Summary Compensation Table Total ($)(i)	Deductions from Summary Compensation Table Total ($)(ii)	Additions to Summary Compensation Table Total ($)(iii)	CAP ($)

2025	8,012,795	—	(1,978,275)	6,034,520
2024	37,084,318	(32,726,659)	7,936,666	12,294,325
2023	7,164,547	—	(4,095,114)	3,069,433
2022	6,013,500	—	(1,349,508)	4,663,992
2021	32,104,884	(24,096,945)	24,148,118	32,156,057
The following table provides reconciling information for the average amounts reported in the Summary Compensation Table for our non-PEO NEOs for each of the years set forth below to the amount of CAP.
Year	Average Summary Compensation Table Total ($)(i)	Deductions from Average Summary Compensation Table Total ($)(ii)	Additions to Average Summary Compensation Table Total ($)(iii)	CAP ($)

2025	6,874,819	(3,658,805)	2,396,059	5,612,073
2024	5,924,613	(3,685,132)	(988,940)	1,250,541
2023	2,981,599	(558,397)	(1,409,762)	1,013,440
2022	9,383,278	(6,908,382)	5,625,984	8,100,880
2021	5,080,375	(1,819,221)	1,488,529	4,749,683

(i)
The dollar amounts reported for 2025, 2024 and 2023 in the “Average Summary Compensation Table Total” column for our PEO and our non-PEO NEOs were derived from the Summary Compensation Table set forth on page 51. The dollar amounts reported for 2022 and 2021 in the “Average Summary Compensation Table Total” column were derived from the Summary Compensation Tables contained in Sirius XM Holdings Inc.’s Proxy Statements filed with the SEC on April 14, 2025 and April 8, 2024, respectively.

(ii)
The dollar amounts represent the grant date fair value of equity-based awards granted each year to the PEO, and the average grant date fair value of equity-based awards granted each year for the non-PEO NEOs, as reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for fiscal years 2025, 2024, 2023, 2022 and 2021.

(iii)
The dollar amounts reflect the value of equity-based awards granted to the PEO, and the average value of the equity- based awards for the non-PEO NEOs, calculated in accordance with the methodology contained in the SEC’s rules for determining CAP for each year shown. The equity-based awards component of CAP for fiscal year 2025 is detailed in the supplemental table below.

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The table below illustrates the calculations described in this footnote (5) with respect to the equity component of the PEO’s CAP for fiscal year 2025:
Year	Year End Fair Value of Equity Awards Granted in Current Fiscal Year that are Unvested and Outstanding ($)(i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)(i)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(i)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	—	(1,648,659)	—	(329,616)	—	—	(1,978,275)
The table below illustrates the calculations described in this footnote (5) with respect to the average equity component of the non-PEO NEO’s CAP for fiscal year 2025:
Year	Year End Fair Value of Equity Awards Granted in Current Fiscal Year that are Unvested and Outstanding ($)(i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)(i)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(i)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	2,785,943	(668,690)	318,810	(40,004)	—	—	2,396,059

(i)
Dividends are included in the “Year End Fair Value of Equity Awards Granted in Current Fiscal Year that are Unvested and Outstanding”, “Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards” and “Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year”.

(6)
Amounts represent the cumulative total of our common stock for the period beginning on the market close on the last trading day before January 1, 2021, the earliest fiscal year in the table, through and including December 31, 2025, the end of the fiscal year for which cumulative total stockholder return is being calculated. The closing price at the measurement point has been converted into a fixed investment of one hundred dollars. The amount included in the table is the value of such fixed investment based on the cumulative total stockholder return as of the end of each year, including reinvestment of dividends.

(7)
The peer group used for this purpose is the S&P 1500 Media & Entertainment Index as displayed in column g, which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. Following a review by the Compensation Committee and its independent consultant to better align the published industry index with our executive compensation peer group and investor-relevant comparators, we selected the S&P 1500 Media & Entertainment Index to replace the S&P 500 Media and Entertainment Index, which has been used in prior years. Comparative information reflecting both peer groups is presented in the “Stockholder Return Performance Table” chart on page 69. We have used the same methodology described above for calculating the total stockholder return of our common stock in calculating the total shareholder return of the S&P 1500 Media & Entertainment Index.

(8)
The dollar amounts represent the Company’s net income (or loss) as reflected in the Company’s audited consolidated financial statements contained in our Annual Report on Form 10-K for the applicable year.

(9)
We determined Adjusted EBITDA to be the most important financial measure used to link our performance to CAP for our PEO and non-PEO NEOs for fiscal year 2025. Adjusted EBITDA is not calculated and presented in accordance with GAAP and is therefore a “Non-GAAP” measure. Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Financial and Operating Metrics—Glossary” section in our annual reports for each of the fiscal years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 for a discussion of such Non-GAAP financial measure, and a reconciliation to the most directly comparable GAAP measure. We may determine a different financial performance measure to be the most important financial performance measure in future years.

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Executive Compensation • Pay Versus Performance Disclosure

List of Most Important Financial Performance Measures to Determine 2025 CAP

As described in more detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a pay-for-performance philosophy and includes performance metrics that are intended to incentivize our NEOs and align our NEOs’ interests with those of our stockholders. With respect to the 2025 fiscal year, the most important financial performance measures used to link executive CAP to our performance overall are as follows:
Most Important Performance Measures

Total Revenue
Adjusted EBITDA
Free Cash Flow
Sirius XM Self-Pay Subscribers at End of Period
Relative Total Stockholder Return
Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a pay-for-performance philosophy and incorporates a variety of performance-based metrics and objectives that are intended to align NEOs’ interests with the interests of our stockholders. We generally seek to incentivize long-term performance, but do not specifically design compensation to align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid vs. Cumulative Total Shareholder Return
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Compensation Actually Paid
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Cumulative Total Shareholder Return
$100
$100
$32,156,057
$126.37
$100.74
$4,749,683
$97.50
$70.90
$4,663,992
$8,100,880
$116.33
$93.34
$3,069,433
$1,013,440
$162.94
$12,294,325
$40.21
$1,250,541
$220.53
$37.01
$6,034,520
$5,612,073
2021
2022
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Sirius XM Holdings Inc.
S&P 1500 Media & Entertainment Index

68	2026 PROXY STATEMENT

Executive Compensation • Pay Versus Performance Disclosure

Stockholder Return Performance Table
	S&P 500 Media & Entertainment Index	S&P 1500 Media & Entertainment Index	Sirius XM Holdings Inc.

December 31, 2020	$100.00	$100.00	$100.00
December 31, 2021	$126.68	$126.37	$100.74
December 31, 2022	$70.86	$70.90	$97.50
December 31, 2023	$117.32	$116.33	$93.34
December 31, 2024	$165.12	$162.94	$40.21
December 31, 2025	$223.77	$220.53	$37.01
Cumulative TSR of the Company and Cumulative TSR of the Peer Group

As illustrated in the Pay Versus Performance Table above, the Company’s cumulative TSR underperformed when viewed against the S&P 1500 Media & Entertainment Index during the five years presented in the table. During the five-year period ended December 31, 2025, the performance of our common stock, including dividends, underperformed the S&P 1500 Media & Entertainment Index on a cumulative basis by approximately 184 percentage points.

Compensation Actually Paid vs. Net Income[1]
Compensation Actually Paid
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
GAAP Net Income (in millions)
$1,800
$1,200
$600
$0
-$600
-$1,200
-$1,800
-$2,400
$1,338
$1,118
$988
$805
-$2,075
$32,156,057
$4,749,683
$4,663,992
$8,100,880
$3,069,433
$1,013,440
$12,294,325
$1,250,541
$6,034,520
$5,612,073
2021
2022
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
GAAP Net Income (in millions)

(1)
The 2025 increase in net income is due to 2024 non-cash impairment charges of approximately $3.36 billion, primarily resulting from an assessment of the fair value of the company’s goodwill based on a sustained lower share price, as SiriusXM’s share price converged with those of the Liberty Media tracking stocks heading into the closing of the Transactions.

2026 PROXY STATEMENT	69

Executive Compensation • Pay Versus Performance Disclosure

Compensation Actually Paid vs. Company Selected Measure
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Compensation Actually Paid
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Adjusted EBITDA (in millions)
$2,770
$2,833
$2,790
$2,732
$2,665
$32,156,057
$4,749,683
$4,663,992
$8,100,880
$3,069,433
$1,013,440
$12,294,325
$1,250,541
$6,034,520
$5,612,073
2021
2022
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Company-Selected Measure: Adjusted EBITDA (in millions)

70	2026 PROXY STATEMENT

Item 2—Advisory Vote on Named Executive Officer Compensation
As required pursuant to Section 14A of the Exchange Act, we are seeking a non-binding, advisory vote from our stockholders to approve the compensation of our NEOs for 2025. This non-binding, advisory vote is commonly referred to as a “say-on-pay” vote. The say-on-pay vote is not intended to address any specific items of compensation or the compensation of a specific NEO, but rather the overall compensation of our NEOs and the compensation philosophy, policies, and practices described in this proxy statement. We currently hold our advisory say-on-pay vote every year.
As described in detail in the “Compensation Discussion and Analysis,” our compensation philosophy is designed to closely align the interests of our NEOs with the interests of the Company’s stockholders. Our executive compensation program is designed to attract, retain and motivate top executive talent, and support both short-term and long-term value creation for stockholders. Moreover, a significant portion of our NEOs’ annual cash compensation is paid in the form of annual performance-based incentives, which are contingent on the Company’s achievement of pre-defined performance objectives.
Accordingly, we are asking you to vote, on an advisory basis, “For” the approval of the compensation of our NEOs as described in this proxy statement, with the following resolution to be presented at the annual meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the named executive officers of Sirius XM Holdings Inc., as described in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the U.S. Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related narrative discussion.”
While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote when making future compensation decisions pertaining to named executive officers.
2026 PROXY STATEMENT	71

Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan
We are asking stockholders to approve Amendment No. 1 (“Amendment No. 1”) to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”, and as amended by Amendment No. 1, the “Amended 2024 Plan”). The board, upon recommendation of the Compensation Committee, approved and adopted Amendment No. 1 on April 1, 2026 subject to stockholder approval at the 2026 Annual Meeting.
Our stockholders approved the 2024 Plan on September 9, 2024, in connection with our split-off from Liberty Media. The 2024 Plan is our only active long-term incentive plan; however, some unvested awards remain outstanding under the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan, the 2014 AdsWizz Stock Incentive Plan, the Pandora Media, Inc. 2011 Equity Incentive Plan and the Sirius XM Radio Inc. 2009 Long-Term Stock Incentive Plan (collectively, the “Existing Plans”). No Shares remain available for issuance under the Existing Plans.
The board recommends that you vote “For” the approval of Amendment No. 1.
If Amendment No. 1 is approved by stockholders at the 2026 Annual Meeting, it will be effective as of the day of the 2026 Annual Meeting. If Amendment No. 1 is not approved by our stockholders, no awards will be made pursuant to Amendment No. 1, and the 2024 Plan will continue in effect according to its terms.
Rationale for Amendment No. 1 and Summary of Material Changes to the 2024 Plan
Our principal reason for approving Amendment No. 1 (and thereby amending the 2024 Plan) is to increase the number of Shares available for issuance under the 2024 Plan by an additional 7,200,000 Shares.
Amendment No. 1 also extends the term of the 2024 Plan to 10 years from the approval of Amendment No. 1 by our stockholders (if approved) at the 2026 Annual Meeting. Other than with respect to these changes, the principal features of the 2024 Plan will remain the same and will apply to the Amended 2024 Plan.
Based on current projections and assumptions, the number of Shares which remain available for issuance under the 2024 Plan is not expected to be sufficient to meet our compensation goals with respect to equity-based compensation beyond the next 1-2 years. To help ensure that we have an adequate number of Shares available to properly compensate our employees, directors, and consultants, we are asking our stockholders to approve Amendment No. 1. Amendment No. 1 will increase the maximum number of Shares of common stock (“Shares”) available for awards by an additional 7,200,000 Shares. As of the Record Date, there were 15,365,993 Shares remaining available for issuance under the 2024 Plan. If Amendment No. 1 is approved, the number of Shares authorized for issuance under the Amended 2024 Plan will be 7,200,000 Shares, plus the number of Shares remaining available for issuance under the 2024 Plan as of immediately prior to the 2026 Annual Meeting, plus the number of Shares that again become available for awards under the Amended 2024 Plan in accordance with the recycling provisions of the Amended 2024 Plan, subject to adjustment as provided for under the Amended 2024 Plan.
The full text of Amendment No. 1 is attached to this proxy statement as Appendix A, and the full text of the 2024 Plan is attached to this proxy statement as Appendix B. The Summary of Material Changes to the 2024 Plan above, and the Key Features of the 2024 Plan and Summary of the Amended 2024 Plan below, are qualified by reference to the full text of these appendices.
Equity Compensation Information
As of the Record Date, only 15,365,993 Shares remained available for issuance under the 2024 Plan. If Amendment No. 1 is not approved, it is possible that the Compensation Committee may need to increase
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Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

significantly the cash component of our employee compensation, which may not align employee compensation interests with the investment interests of our stockholders, which alignment is best achieved through equity-based awards.
As of the Record Date, there were a total of 13,642,224 stock options outstanding, with a weighted average exercise price of $50.86 and a weighted remaining term of 3.42 years, and 20,703,562 time- based restricted stock units (“RSUs”) outstanding. As of the Record Date, there were 2,064,856 performance-based stock units (“PRSUs”) outstanding, assuming maximum payout.
As of the Record Date, there were 15,365,993 Shares remaining available for issuance under the 2024 Plan. If Amendment No. 1 is approved, the number of Shares authorized for issuance under the Amended 2024 Plan will be 7,200,000 Shares, plus the number of Shares remaining available for issuance under the 2024 Plan as of immediately prior to the 2026 annual meeting of stockholders, plus the number of Shares that again become available for awards under the Amended 2024 Plan in accordance with the recycling provisions of the Amended 2024 Plan, subject to adjustment as provided for under the Amended 2024 Plan. If Amendment No. 1 is not approved by our stockholders, no awards will be made pursuant to Amendment No. 1, and the 2024 Plan will continue in effect according to its terms. Based on the closing price for our common stock on the Record Date of $23.79 per share, the aggregate market value as of the Record Date of the 7,200,000 new Shares proposed to be issued under the Amendment No. 1 was $171,288,000.
Share Information as of the Record Date	Shares	Dilution

Total number of stock options outstanding(1)	13,642,224	4.1%
Total number of full value awards outstanding (includes restricted stock, restricted stock units (RSUs) and performance share units (PRSUs) and deferred stock units)(2)	22,768,418	6.8%
Total awards outstanding as of the Record Date	36,410,642	10.8%
Total number of Shares remaining available for future grants under the 2024 Plan(2)	15,365,993	4.6%
New Shares available under the Amended 2024 Plan upon stockholder approval	7,200,000	2.1%
Total awards outstanding and total Shares available under the Amended 2024 Plan upon stockholder approval	58,976,635	17.5%
Total number of Shares of common stock outstanding as of the Record Date	336,550,321	—

(1)
Weighted Average exercise price and remaining term on outstanding options as of the Record Date of $50.86 and 3.42 years, respectively

(2)
Assumes performance awards are measured at maximum performance

“Dilution” is measured as the total number of Shares under all outstanding equity awards (i.e., share awards granted) and available under the 2024 Plan, as a percentage of the number of Shares of common stock outstanding as of the Record Date. Shares previously awarded and outstanding and Shares currently available under the 2024 Plan has a total potential dilution of 15.4% of Shares of common stock outstanding as of the Record Date. If the request for 7,200,000 additional Shares under the 2024 Plan is approved, total dilution will increase by 2.1% to 17.5% of Shares of common stock outstanding.
Our “burn rate” measures the number of Shares granted or, as in the case of performance-conditioned awards units, Shares earned and subject to time conditions during a given year, as a percentage of the weighted basic average number of Shares of common stock for that year. It measures the potential dilutive effect of annual equity grants. Over the past three years, the burn rate was 3.07%, 2.55% and 1.56% (for 2025, 2024 and 2023, respectively).
2026 PROXY STATEMENT	73

Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

	Fiscal Year Ending
Award Type	12/31/2025	12/31/2024	12/31/2023

Stock Option Awards Granted	—	2,872,519	925,625
Time-Based Restricted Stock / RSUs Granted	10,102,726	5,574,520	4,115,748
Performance-Based Restricted Stock / PRSUs Earned(1)	272,154	176,507	247,692
Total Awards	10,374,880	8,623,546	5,289,065
Weighted-Average Basic Shares of Common Stock Outstanding	337,582,990	338,294,400	338,746,126
Annual Burn Rate	3.07%	2.55%	1.56%
Three Year Average Burn Rate	2.39%

(1)
In fiscal years 2025, 2024, and 2023, 216,896, 876,170, and 400,170 PRSUs were granted, respectively. In fiscal years 2025, 2024, and 2023, 258,283, 276,097, and 392,091 PRSUs were forfeited, respectively.

If Amendment No. 1 is approved, we intend to utilize the Shares authorized under the Amended 2024 Plan to continue our practice of incentivizing key individuals through periodic equity grants. Based on current projections and assumptions, we anticipate that the number of Shares remaining available for issuance under the 2024 Plan as of the Record Date plus the Shares requested under Amendment No. 1 will last for approximately 1-2 years. Therefore, it is possible that the board will ask stockholders to consider an additional share increase to the Amended 2024 Plan at the 2027 Annual Meeting.
Key Features of the Amended 2024 Plan
The 2024 Plan has a number of special terms and limitations that are supportive of sound corporate governance practices which will continue to apply to the Amended 2024 Plan, including:
•
Stock Options and Stock Appreciation Rights (“SARs”) Granted with an Exercise Price No Less Than Fair Market Value. The exercise price for stock options and SARs granted under the 2024 Plan must equal or exceed the underlying Shares’ fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions;

•
Prohibition on Repricing. The 2024 Plan prohibits the “repricing” of options and SARs without stockholder approval;

•
Prohibition on Paying Dividends or Dividend Equivalents on Unvested awards. Dividends or dividend equivalents credited or payable in connection with an award under the 2024 Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests;

•
No Automatic Single Trigger Equity Acceleration. Upon a change of control of the Company, there is no automatic acceleration of equity awards (no “single trigger”), to the extent a replacement award is provided;

•
Non-Employee Director Limitation. Under the 2024 Plan, the maximum amount of compensation that may be paid to any single non-employee member of the board in respect of any single fiscal year (including awards under the 2024 Plan, determined based on the fair market value of such award as of the grant date, as well as any retainer fees) shall not exceed $1,000,000 (the “Non-Employee Director Compensation Limit”).

Summary of the 2024 Plan (applicable to the Amended 2024 Plan)
Shares Subject to the 2024 Plan
As of the Record Date, there were 15,365,993 Shares remaining available for issuance under the 2024 Plan. If Amendment No. 1 is approved, the number of Shares authorized for issuance under the Amended 2024 Plan will be 7,200,000 Shares, plus the number of Shares remaining available for issuance under the 2024 Plan as of immediately prior to the 2026 annual meeting of stockholders, plus the number of Shares that again become available for awards under the Amended 2024 Plan in accordance with the recycling provisions of the Amended 2024 Plan, subject to adjustment as provided for under the Amended
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Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

2024 Plan. No more than 7,000,000 of those Shares are available for the grant of ISOs. Under the Amended 2024 Plan, the maximum amount of compensation that may be paid to any single non-employee member of the board in respect of any single fiscal year (including awards under the 2024 Plan, determined based on the fair market value of such award as of the grant date, as well as any retainer fees) shall not exceed $1,000,000 (the “Non-Employee Director Compensation Limit”).
If any Shares subject to an award are forfeited, cancelled, or exchanged or if an award terminates or expires without a distribution of Shares to a participant, the Shares with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, termination or expiration, again be available for awards under the Amended 2024 Plan. Upon payment in cash of the benefit provided by any award granted under the 2024 Plan or the withholding by the Company of Shares to satisfy a tax withholding obligation in respect of any award, any Shares that were covered by the portion of the award that was settled in cash or withheld to cover taxes will again be available for awards under the Amended 2024 Plan. Notwithstanding the foregoing, any Shares which (A) are tendered or otherwise used in satisfaction of the exercise price of an Option or (B) underlie an SAR that is exercised and settled in Shares, shall not again be available for awards under the Amended 2024 Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds (whether from the exercise of Stock Options or otherwise) shall not be added to the aggregate amount of Shares available for issuance under the Amended 2024 Plan or otherwise be made available for awards under the Amended 2024 Plan.
Subject to the Amended 2024 Plan’s share counting rules, Shares covered by awards granted under the Amended 2024 Plan will not be counted as used unless and until the Shares are actually issued or transferred. However, Shares issued or transferred under awards granted under the Amended 2024 Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other Amended 2024 Plan limits described above. Additionally, Shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the Amended 2024 Plan, under circumstances further described in the Amended 2024 Plan, but will not count against the aggregate share limit or other Amended 2024 Plan limits described above. The various limits described above are subject to potential adjustment as described in the Amended 2024 Plan.
Plan Administration
The 2024 Plan is administered by the Compensation Committee. The Compensation Committee generally may select eligible employees to whom awards are granted, determine the types of awards to be granted and the number of Shares covered by awards and set the terms and conditions of awards. The Compensation Committee’s determinations and interpretations under the 2024 Plan will be binding on all interested parties. The Compensation Committee may delegate to a subcommittee or to officers certain authority with respect to the granting of awards other than awards to certain officers and directors as specified in the 2024 Plan.
Eligibility
Awards may be made by the Compensation Committee to any of our employees or consultants, or to employees or consultants of our affiliates, or non-employee directors who are members of our board of directors or the board of directors of our affiliates; provided that ISOs may only be granted to our employees or employees of certain of our affiliates. Currently, there are approximately 4,240 employees (including 8 executive officers) and 9 non-employee board members whom we believe would be eligible to participate in the 2024 Plan subject to any necessary approvals by the Compensation Committee.
No Repricing Without Shareholder Approval
Except in connection with a corporate transaction or other adjustment event described in the 2024 Plan, repricing of underwater options and SARs and the cancellation of options and SARs in exchange for cash,
2026 PROXY STATEMENT	75

Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

other awards or options or SARs with an exercise or grant price that is less than the exercise price or grant price of the applicable option or SAR is prohibited without stockholder approval under the 2024 Plan.
Types of Awards Under the 2024 Plan
Stock Options. Option rights may be granted that entitle the optionee to purchase Shares of our common stock at a price not less than (except with respect to Substitute Awards described below) fair market value at the date of grant, and may be ISOs, nonqualified stock options, or combinations of the two. Stock options granted under the 2024 Plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. Payment in respect of the exercise of an option granted under the 2024 Plan may be made (i) in cash or its equivalent, or (ii) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), or (iii) subject to such rules as may be established by the Compensation Committee and applicable law, either through delivery of irrevocable instructions to a broker to sell the Shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price or (iv) subject to any conditions or limitation established by the Compensation Committee, by having us withhold from Shares otherwise deliverable an amount equal to the aggregate option exercise price, or (v) by a combination of the foregoing, or (vi) by such other methods as may be approved by the Compensation Committee, provided that the combined value of all cash and cash equivalents and the fair market value of such Shares so tendered to us or withheld as of the date of such tender or withholding is at least equal to the aggregate exercise price of the option. No stock option may be exercisable more than 10 years from the date of grant.
Stock Appreciation Rights. SARs granted under the 2024 Plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the Compensation Committee and specified in the applicable award agreement. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A SAR will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the SAR over the grant price thereof (which may not be (except with respect to Substitute Awards described below) less than fair market value on the date of grant). The Compensation Committee, in its sole discretion, will determine whether a SAR will be settled in cash, Shares or a combination of cash and Shares. No SAR may be exercisable more than 10 years from the date of grant.
Restricted Stock and Restricted Stock Units. Restricted stock and RSUs granted under the 2024 Plan will be subject to such terms and conditions, including the duration of the period during which, and the conditions, if any, under which, the restricted stock and RSUs may be forfeited to us, as may be determined by the Compensation Committee in its sole discretion. Each RSU will have a value equal to the fair market value of a share of our common stock. RSUs will be paid in cash, Shares, other securities or other property, as determined by the Compensation Committee in its sole discretion, upon or after the lapse of the restrictions applicable thereto or otherwise in accordance with the applicable award agreement. Dividends paid on any restricted stock or dividend equivalents paid on any RSUs will be paid directly to the participant, withheld by us subject to vesting of the restricted stock or RSUs under the terms of the applicable award agreement, or may be reinvested in additional restricted stock or in additional RSUs, as determined by the Compensation Committee in its sole discretion; provided, that the payment of any dividends or dividend equivalents will be subject to vesting of the underlying award, and such dividends or dividend equivalents will be forfeited to the extent the underlying award is forfeited.
Performance Awards. Performance Awards granted under the 2024 Plan will consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Compensation Committee, in accordance with the achievement of such performance goals during such performance periods as the Compensation Committee will establish, and (iii) payable at such time and in such form as the Compensation Committee determines. Subject to the terms of the 2024 Plan and any applicable award agreement, the Compensation Committee will determine the performance goals to be achieved during any performance period, the length
76	2026 PROXY STATEMENT

Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance Awards may be paid in a lump sum or in installments following the close of the performance period as set forth in the applicable award agreement.
Other Stock-Based Awards. In addition to the foregoing types of awards, the Compensation Committee will have authority to grant to participants an “other stock-based award” (as defined in the 2024 Plan), which will consist of any right which is (i) not a Stock Option, SAR, restricted stock, RSU or performance award and (ii) an award of Shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares of our common stock (including, without limitation, securities convertible into Shares of our common stock), as deemed by the Compensation Committee to be consistent with the purposes of the 2024 Plan; provided that any such rights must comply, to the extent deemed desirable by the Compensation Committee, with Rule 16b-3 and applicable law. Subject to the terms of the 2024 Plan and any applicable award agreement, the Compensation Committee will determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the 2024 Plan.
Dividend Equivalents. In the sole discretion of the Compensation Committee, an award (other than Stock Options or SARs), whether made as an other stock-based award or as any other type of award issuable under the 2024 Plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, Shares, other securities or other property. However, for awards with respect to which any applicable vesting criteria, performance criteria or goals have not been achieved, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying award vests.
Performance Criteria
The Performance Criteria that may be used to establish performance goal(s) may be based on one or more, or a combination of, the following: return on net assets, return on stockholders’ equity, return on assets, return on capital, revenue, average revenue per subscriber, stockholder returns, profit margin, earnings per share, free cash flow per share, net earnings, operating earnings, free cash flow, adjusted earnings before interest, taxes, depreciation and amortization, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, share price, enterprise value, equity market capitalization or market share.
Amendments and Termination
Our board of directors may amend, alter, suspend, discontinue or terminate the 2024 Plan at any time without further approval by our stockholders, except where (i) the amendment would materially increase the benefits accruing to participants under the 2024 Plan, (ii) the amendment would materially increase the number of securities which may be issued under the 2024 Plan, (iii) the amendment would materially modify the requirements for participation in the 2024 Plan, (iv) would increase the Non-Employee Director Limitation, or (v) stockholder approval is required by applicable law or NASDAQ rules and regulations. No such action that would impair the rights of any participant with respect to awards previously granted under the 2024 Plan will be effective without the participant’s written consent.
Transferability
Each award, and each right under any award, will be exercisable only by the participant during the participant’s lifetime, or, if permissible under applicable law, by the participant’s legal guardian or representative, and no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant, other than by will or by the laws of descent and distribution, and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. In no event may any award granted under the 2024 Plan be transferred for value.
2026 PROXY STATEMENT	77

Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

Adjustments
The number and kind of Shares covered by outstanding awards and available for issuance or transfer (and Plan limits) under the 2024 Plan and, if applicable, the prices per share applicable thereto, are subject to adjustment in the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan. In the event of any such transaction, the Compensation Committee shall adjust to prevent dilution or enlargement of benefits (i) the number of our Shares or other securities (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of our Shares or other securities of (or number and kind of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award, which, in the case of options and SARs will equal the excess, if any, of the fair market value of the Shares subject to such options or SARs over the aggregate exercise price or grant price of such options or SARs. However, such adjustment to the 2024 Plan limits will be made only if and to the extent that such adjustment would not cause any ISO to fail to so qualify.
Change of Control
Unless otherwise provided in an award agreement or by the Compensation Committee in a written resolution at the date of grant, if there is a change of control of us (as defined in the 2024 Plan) and the resulting or continuing entity assumes, converts or replaces the outstanding awards under the 2024 Plan, except as otherwise provided in an award agreement or by the Compensation Committee in a written resolution at the date of grant, any outstanding awards that are subject to performance criteria will be converted by the resulting or surviving entity as if the target performance had been achieved as of the date of the change of control, each performance award with service requirements will continue to vest during the requirement period set forth in the award agreement and all other awards will continue to vest during the remaining period set forth in the award agreement; provided that the awards will become fully vested upon the participant’s involuntary termination of employment without cause, or resignation with good reason for certain employees, during the two-year period immediately following the change of control. On the other hand, if the resulting or continuing entity does not assume, convert or replace awards outstanding under the 2024 Plan, the awards will become fully vested and no longer be subject to any restrictions, and any specified performance criteria will be deemed to have been satisfied at target, upon the change of control.
Withholding Taxes
A participant may be required to pay to us, and, subject to Section 409A of the Code, we will have the right and are authorized to withhold from any award, from any payment due or transfer made under any award or under the 2024 Plan or from any compensation or other amount owing to a participant the amount (in cash, Shares, other securities, other awards or other property) of any applicable withholding taxes in respect of an award, its exercise, or any payment or transfer under an award or under the 2024 Plan and to take such other action as may be necessary in our opinion to satisfy all obligations for the payment of such taxes. A participant may satisfy, in whole or in part, the withholding liability by delivery of Shares owned by the participant (which are not subject to any pledge or other security interest and which have been owned by the participant for at least six months) with a fair market value equal to such withholding liability or by having us withhold from the number of Shares otherwise issuable upon the exercise of the option or the settlement in Shares a number of Shares with a fair market value equal to such withholding liability.
Detrimental Activity and Recapture Provisions
Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon
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terms and conditions as may be determined by the Compensation Committee from time to time, if a participant, during his or her employment or other service with us or a subsidiary engages in activity detrimental to our business. In addition, any award agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Compensation Committee or under Section 10D of the Securities Exchange Act of 1934, as amended, or any applicable rules or regulations of the SEC or any national securities exchange or national securities association on which our common stock may be traded.
Term of the 2024 Plan
If Amendment No. 1 is approved by stockholders at the 2026 Annual Meeting, no grants will be made under the Amended 2024 Plan more than 10 years after the date on which Amendment No. 1 is approved at the 2026 Annual Meeting, but all grants made under the 2024 Plan on or prior to such date will continue in effect thereafter, subject to the terms thereof and of the Amended 2024 Plan.
Certain Federal Income Tax Consequences Relating to Awards
The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2024 Plan based on federal income tax laws in effect on the date hereof. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences. The following is not to be considered as tax advice to any persons who may be participants in the Plan, and any such persons are advised to consult with their own tax counsel.
Tax Consequences to Participants
Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of Shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the Shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on how long the Shares have been held.
Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If Shares of our common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such Shares is made by such optionee within two years after the date of grant or within one year after the transfer of such Shares to the optionee, then upon sale of such Shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If Shares of our common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such Shares at the time of exercise (or, if less, the amount realized on the disposition of such Shares if a sale or exchange) over the option price paid for such Shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long- term capital gain (or loss), depending on the holding period.
Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Shares of our common stock received on the exercise.
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such
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Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

restricted stock) at such time as the Shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the Shares will have taxable ordinary income on the date of transfer of the Shares equal to the excess of the fair market value of such Shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Shares of our common stock on the date that such Shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such Shares will also commence on such date.
Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Shares of our common stock received.
Tax Consequences to Us or Our Subsidiaries
To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Compliance with Section 409A of the Code
To the extent applicable, it is intended that the 2024 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2024 Plan and any grants made under the Plan will be administered in a manner consistent with this intent. Any reference in the 2024 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
Equity Compensation Plan Information
The following table provides information about our common stock that may be issued upon exercise of options, warrants and rights under our equity compensation plans. Information is as of December 31, 2025.
Plan Category (shares in millions)	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity compensation plans approved by security holders	31	$50.10	25
Equity compensation plans not approved by security holders	—	—	—
Total	31	$50.10	25

(1)
In addition to Shares issuable upon exercise of stock options, amount also includes approximately 16 Shares underlying restricted stock units, including performance-based restricted stock units (“PRSUs”) and dividend equivalents thereon. The

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Item 3—Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

number of Shares to be issued in respect of PRSUs and dividend equivalents thereon have been calculated based on the assumption that the maximum levels of performance applicable to the PRSUs will be achieved.
(2)
The weighted-average exercise price of outstanding options, warrants and rights relates solely to stock options, which are the only currently outstanding exercisable security.

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Item 4—Ratification of Independent Registered Public Accountants
The Audit Committee is directly responsible for the appointment, compensation (including approval of the audit fee), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. In addition, the Audit Committee assists the board of directors in its oversight of:
•
The integrity of our financial statements and our accounting and financial reporting processes and systems of internal control over financial reporting;

•
Our compliance with legal and regulatory requirements;

•
Our independent auditors’ qualifications, independence and performance;

•
The performance of our internal audit function; and

•
Our assessment of risks and risk management guidelines and policies.

The Audit Committee and the board of directors believe that the continued retention of KPMG LLP (“KPMG”) as our independent registered public accounting firm is in the best interest of our stockholders, and we are asking stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2026. Although ratification is not required by our By-laws, applicable law or otherwise, the board of directors is submitting the selection of KPMG to stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders do not ratify the selection, it will be considered a recommendation to the board of directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG are expected to be at the annual meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.
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Item 4—Ratification of Independent Registered Public Accountants

Principal Accountant Fees and Services
The following table sets forth the fees billed to us by KPMG as of and for the years ended December 31, 2025 and 2024:
	For the Years Ended December 31,
	2025	2024

Audit fees(1)	$4,484,000	$4,662,343
Audit-related fees(2)	110,000	145,000
Tax fees(3)	—	—
All other fees(4)	—	—
	$4,594,000	$4,807,343

(1)
Audit fees consist of fees for services related to the financial statement audit, quarterly reviews, audit of internal control over financial reporting, statutory and subsidiary audits, accounting consultations with KPMG’s National Office, comfort letters, SEC comment letters, audit services that are normally provided by independent auditors in connection with regulatory filings or engagements, and statutory audits. The amount also includes reimbursement for direct out-of-pocket travel and other sundry expenses.

(2)
Audit-related fees related to attestation services required by contract.

(3)
Tax services consist of services relating to state and local tax compliance services. There were no tax fees billed to us in 2025 or 2024.

(4)
All other fees are for any products or services not included in the first three categories. There were no other fees billed to us in 2025 or 2024.

Pre-Approval Policy for Services of Independent Auditor
It is the Audit Committee’s responsibility to review and consider, and ultimately pre-approve, all audit and permitted non-audit services to be performed by our independent registered public accounting firm. In accordance with its charter, the Audit Committee’s pre-approval policies with respect to audit and permitted non-audit services to be provided by our independent registered public accounting firm are as follows:
•
The independent registered public accounting firm is not permitted to perform consulting, legal, book- keeping, valuation, internal audit, management functions, or other prohibited services under any circumstances;

•
The engagement of our independent registered public accounting firm, including related fees, with respect to the annual audits and quarterly reviews of our consolidated financial statements is specifically approved by the Audit Committee on an annual basis;

•
The Audit Committee reviews and pre-approves a detailed list of other audit and audit-related services annually or more frequently, if required. Such services generally include services performed under the audit and attestation standards established by regulatory authorities or standard-setting bodies and include services related to SEC filings, employee benefit plan audits and subsidiary audits;

•
The Audit Committee reviews and pre-approves a detailed list of permitted non-audit services annually or more frequently, if required; and

•
The Audit Committee pre-approves each proposed engagement to provide services not previously included in the approved list of audit and non-audit services and for fees in excess of amounts previously pre-approved.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to approve permitted services by the independent registered public accounting firm so long as he or she reports decisions to the Audit Committee at its next meeting.
All of the services covered under the captions “Audit Fees” and “Audit-Related Fees” were pre-approved by the Audit Committee.
2026 PROXY STATEMENT	83

Report of the Audit Committee
The Audit Committee is composed solely of independent directors meeting the requirements of applicable SEC and NASDAQ rules. Each member is financially literate for audit committee purposes under the NASDAQ rules, and Mr. Hartenstein and Ms. Salen each qualifies as an “audit committee financial expert” within the meaning of SEC regulations and is “financially sophisticated” within the meaning of the NASDAQ listing standards. The key responsibilities of the Audit Committee are set forth in its charter, which was adopted by us and approved by the board of directors and is posted at https://investor.siriusxm.com/esg/governance.
As described more fully in its charter, the purpose of the Audit Committee is to assist our board of directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our consolidated financial statements; accounting and financial reporting principles; and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
The Audit Committee has selected KPMG as our independent registered public accountants for 2026. KPMG has served as our independent registered public accountants since 2008. The Audit Committee is responsible for the appointment, compensation and oversight of our independent registered public accountants. The Audit Committee regularly reviews KPMG’s independence and performance in deciding whether to retain KPMG or engage another firm as our independent registered public accountants. In the course of these reviews, the Audit Committee considers, among other things:
•
KPMG’s historical and recent performance on our audit;

•
KPMG’s capability and expertise in handling the breadth and complexity of our operations;

•
the qualifications of the professionals assigned by KPMG to our audit, including their experience, area of expertise and other factors that could, in the Audit Committee’s opinion, affect the delivery by these professionals of services;

•
KPMG’s known legal risks and any significant legal or regulatory proceedings in which it is involved;

•
data on audit quality and performance, including recent PCAOB reports on KPMG and its peer firms;

•
the appropriateness of KPMG’s fees for audit and non-audit services, on both an absolute basis and as compared to its peer firms;

•
KPMG’s independence, including the possible effects of its provision of non-audit fees and services on its independence; and

•
KPMG’s tenure as our independent registered public accountants, including the benefits of having an independent registered public accountant that is familiar with us, and the controls and processes that help ensure KPMG’s independence.

In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to us. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.
The Audit Committee engages in an annual evaluation of our independent registered public accounting firm’s qualifications, assessing the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
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Report of the Audit Committee

The Audit Committee and the board of directors believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of our stockholders.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our results and the assessment of our internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by us in our financial statements, as well as, when applicable, alternative accounting treatments. Management has represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG.
The Audit Committee also reviewed and discussed our compliance with Section 404 of the Sarbanes- Oxley Act of 2002. In this regard, the Audit Committee reviewed and discussed, with management and our independent registered public accounting firm, management’s annual report on the effectiveness of internal control over financial reporting as of December 31, 2025 and KPMG’s related attestation report.
The Audit Committee has discussed with KPMG the matters that are required to be discussed under PCAOB standards. The Audit Committee discussed with KPMG matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and Rule 2-07, Communication with Audit Committees, of Regulation S-X. The Audit Committee has concluded that KPMG’s provision of audit and non-audit services to us is compatible with KPMG’s independence.
At each regularly scheduled meeting, the Audit Committee met and held discussions with management, our internal auditors and KPMG. Prior to their issuance, the Audit Committee reviewed and discussed our quarterly and annual consolidated financial statements (including the presentation of non-GAAP financial information) and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (including significant accounting policies and judgments) with management, our internal auditors and KPMG. During 2025, management, our internal auditors and KPMG also made presentations to the Audit Committee on specific topics of interest, including: our enterprise risk assessment process; our information technology systems and controls; our federal and state income tax positions, including our tax strategy and risks; our critical accounting policies; our strategy and management of the implementation of new systems; and cybersecurity.
In 2017, the PCAOB adopted a requirement that audit reports for certain companies disclose “critical audit matters,” which are commonly referred to as “CAMs”. Under this auditing standard for the auditor’s reports, CAMs are “matters communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements; and (2) involved especially challenging, subjective, or complex auditor judgment.” In connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2025, the Audit Committee and our management had discussions with KPMG regarding the CAMs applicable to our company. As part of these discussions, the Audit Committee and management discussed with KPMG the manner in which KPMG identified the proposed critical audit matters and the description of those critical audit matters to be included in KPMG’s report.
The Audit Committee discussed with KPMG the overall scope and plans for their audit and approved the terms of their engagement, including the fees and non-audit fees payable to KPMG. The Audit Committee is ultimately responsible for the amounts we pay KPMG. After a review of the proposed fee arrangement, including the projected hours and other costs, the Audit Committee approved an engagement letter with KPMG. The Audit Committee has also discussed with our Vice President, Internal Audit, the overall scope of and plans for our internal audits. The Audit Committee met with KPMG and with our internal auditors, in each case, with and without other members of management present, to discuss the results of their respective examinations, the evaluations of our internal controls and the overall quality and integrity of our financial reporting. Additionally, the Audit Committee reviewed the performance, responsibilities, budget and staffing of our internal audit department. The Audit Committee also has established, and
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Report of the Audit Committee

overseen compliance with, procedures for our receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and our employees’ confidential and anonymous submissions of concerns regarding questionable accounting or auditing matters.
The Audit Committee discussed with KPMG their independence from the Company and our management, including the matters, if any, in the written disclosures delivered pursuant to the applicable requirements of the PCAOB. The Audit Committee also reviewed our hiring policies and practices with respect to current and former employees of the independent registered public accounting firm. The Audit Committee preapproved, in accordance with its preapproval policy described above, all services provided by the independent registered public accounting firm and considered whether the provision of such services to us is compatible with maintaining their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
This report is provided by the following independent directors, who comprise the Audit Committee:
KRISTINA M. SALEN, Chair
EDDY W. HARTENSTEIN
JONELLE PROCOPE
86	2026 PROXY STATEMENT

Special Note About
Forward-Looking Statements
This proxy statement contains statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For example, these forward-looking statements may include, among other things, statements about our outlook and our future results of operations and financial condition; share repurchase plans; the impact of economic and market conditions; and the impact of recent acquisitions. Any statements about our beliefs, plans, objectives, expectations, assumptions, future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intend,” “plan,” “projection” and “outlook” or the negative version of these words or phrases or other comparable words or phrases. Forward-looking statements are subject to risks and uncertainties, including those identified under Item 1A—“Risk Factors” in Part I of our Annual Report on Form 10-K, which could cause actual results to differ materially from such statements. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. We caution you that the risk factors listed below and described under Item 1A—“Risk Factors” in Part I of our Annual Report on Form 10-K are not exclusive. There may also be other risks that we are unable to predict at this time that may cause actual results to differ materially from those in forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict which will arise or to assess with any precision the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances after the date on which the statement is made, to reflect the occurrence of unanticipated events or otherwise, except as required by law.
Among the significant factors that could cause our actual results to differ materially from those expressed in the forward-looking statements are:
Risks Relating to our Business and Operations:
•
we face substantial competition, and that competition has increased over time;

•
our SiriusXM service has suffered a loss of subscribers and our Pandora ad-supported service has similarly experienced a loss of monthly active users;

•
if our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, are not successful, our business will be adversely affected;

•
we engage in extensive marketing efforts and the continued effectiveness of those efforts is an important part of our business;

•
we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business;

•
failure to successfully monetize and generate revenues from podcasts and other non-music content could adversely affect our business, operating results, and financial condition;

•
we may not realize the benefits of acquisitions or other strategic investments and initiatives; and

•
the impact of economic conditions may adversely affect our business, operating results, and financial condition.

Risks Relating to our SiriusXM Business:
•
changing consumer behavior and new technologies relating to our satellite radio business may reduce our subscribers and may cause our subscribers to purchase fewer services from us or to cancel our services altogether, resulting in less revenue to us;

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Special Note About Forward-Looking Statements

•
a substantial number of our SiriusXM service subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers;

•
our ability to profitably attract and retain new subscribers to our SiriusXM service is uncertain;

•
our business depends in part upon the auto industry;

•
failure of our satellites would significantly damage our business; and

•
our SiriusXM service may experience harmful interference from wireless operations.

Risks Relating to our Pandora and Off-platform Business:
•
our Pandora and Off-platform business generates a significant portion of its revenues from advertising, and reduced spending by advertisers could harm our business;

•
emerging industry trends may adversely impact our ability to generate revenue from advertising;

•
our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business;

•
if we are unable to maintain our advertising revenue our results of operations will be adversely affected;

•
changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our services; and

•
if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners.

Risks Relating to Laws and Governmental Regulations:
•
privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities;

•
consumer protection laws and our failure to comply with them could damage our business;

•
failure to comply with FCC requirements could damage our business;

•
we may face lawsuits, incur liability or suffer reputational harm as a result of content published or made available through our services; and

•
increasing interest and expectations regarding sustainable business practices by our various stakeholders and related reporting obligations may expose us to potential liabilities, increased costs, reputational harm, and other adverse effects.

Risks Associated with Data and Cybersecurity and the Protection of Consumer Information:
•
if we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer;

•
we use artificial intelligence in our business, and challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability and adversely affect our results of operations; and

•
interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business.

Risks Associated with Certain Intellectual Property Rights:
•
rapid technological and industry changes and new entrants could adversely impact our services;

•
the market for music rights is changing and is subject to significant uncertainties;

•
our Pandora services depend upon maintaining complex licenses with copyright owners, and these licenses contain onerous terms;

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Special Note About Forward-Looking Statements

•
failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; and

•
some of our services and technologies use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses.

Risks Related to our Capital Structure:
•
while we currently pay a quarterly cash dividend to holders of our common stock, we may change our dividend policy at any time;

•
our holding company structure could restrict access to funds of our subsidiaries that may be needed to pay third party obligations;

•
we have significant indebtedness, and our subsidiaries’ debt contains certain covenants that restrict their operations; and

•
our ability to incur additional indebtedness to fund our operations could be limited, which could negatively impact our operations.

Risks Related to the Transactions:
•
we may have a significant indemnity obligation to Liberty Media, which is not limited in amount or subject to any cap, if the transactions associated with the Split-Off are treated as a taxable transaction;

•
we may determine to forgo certain transactions that might otherwise be advantageous in order to avoid the risk of incurring significant tax-related liabilities;

•
we have assumed and are responsible for all of the liabilities attributed to the Liberty SiriusXM Group as a result of the completion of the Transactions, and acquired the assets of New Sirius on an “as is, where is” basis;

•
we may be harmed by securities class actions and derivative lawsuits in connection with the Transactions;

•
it may be difficult for a third party to acquire us, even if doing so may be beneficial to our stockholders;

•
we have directors associated or previously associated with Liberty Media, which may lead to conflicting interests; and

•
our directors and officers are protected from liability for a broad range of actions.

Other Operational Risks:
•
if we are unable to attract and retain qualified personnel, our business could be harmed;

•
our facilities could be damaged by natural catastrophes or terrorist activities;

•
the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition;

•
we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; and

•
our business and prospects depend on the strength of our brands.

Additional factors that could cause our results to differ materially from those described in the forward- looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC and available at the SEC’s website (http://www.sec.gov), as updated by our periodic filings with the SEC. The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this proxy statement.
2026 PROXY STATEMENT	89

Other Matters
Our board of directors does not intend to present, or have any reason to believe others will present, any other items of business. If other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our board of directors.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2026
This proxy statement and our annual report for the fiscal year ended December 31, 2025 are available for you to view online at www.proxyvote.com.
By Order of the Board of Directors,
Eve Konstan
Executive Vice President,
Chief Legal Officer and Secretary
New York, New York
April 10, 2026

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.siriusxm.com, and click on “Investor Relations” and then on “SEC Filings.” Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, are also available without charge to stockholders upon written request addressed to:

Investor Relations Sirius XM Holdings Inc. 1221 Avenue of the Americas 35th Floor New York, New York 10020

90	2026 PROXY STATEMENT

Appendix A—Amendment No. 1 to The Sirius XM Holdings Inc. 2024 Long- Term Stock Incentive Plan
AMENDMENT NO. 1
TO THE
SIRIUS XM HOLDINGS INC.
2024 LONG-TERM STOCK INCENTIVE PLAN
THIS AMENDMENT NO. 1 TO THE SIRIUS XM HOLDINGS INC. 2024 LONG-TERM STOCK INCENTIVE PLAN (this “Amendment No. 1”) is made by Sirius XM Holdings Inc., a Delaware corporation (the “Company”).
WHEREAS, based on the recommendation of the Compensation Committee (the “Committee”), the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company to amend the Company’s 2024 Long-Term Stock Incentive Plan (the “Plan”) to increase the number of Shares available for issuance under the Plan and extend the expiration date of the Plan; and
WHEREAS, the Compensation Committee approved this Amendment No. 1 on March 24, 2026 and the Board approved this Amendment No. 1 on April 1, 2026, subject to approval by the stockholders of the Company at the Company’s 2026 Annual Meeting of Stockholders.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.
The first sentence of Section 4(a)(i) of the Plan is hereby deleted in its entirety and replaced with the following:

(a) Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of (i) 7,200,000, plus (ii) the number of Shares remaining available for issuance under the Plan as of immediately prior to the Effective Date, plus (iii) the number of Shares that become available for issuance under Section 4(a)(ii) of the Plan; provided, that, subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 7,000,000.
2.
Section 17 of the Plan is hereby deleted in its entirety and replaced with the following:

Section 17. Term of the Plan.
(a) Effective Date. This Plan originally became effective on the “Closing Date” as defined under the Agreement and Plan of Merger dated as of December 11, 2023, by and among Liberty Media Corporation, Liberty Sirius XM Holdings Inc., Radio Merger Sub, LLC and Sirius XM Holdings Inc. (the “Closing Date”). This Plan was amended by Amendment No. 1 attached hereto (“Amendment No. 1”), which Amendment No. 1 was approved by the Board on April 1, 2026, and became effective subject to, and as of the date of, its approval by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders (the “Effective Date”).
(b) Expiration Date. No grant will be made under this Plan more than ten years after the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and this Plan.
(c) Existing Plans. No grants will be made under the Existing Plans on or after the Closing Date, except that outstanding awards granted under the Existing Plans continue unaffected following such date.
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Appendix A—Amendment No. 1 to The Sirius XM Holdings Inc. 2024 Long- Term Stock Incentive Plan

3.
The defined term “Effective Date” as used in Section 2(d) of the Plan is hereby deleted in its entirety and replaced with the following:

“Effective Date” has the meaning set forth in Section 17.
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Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan
SIRIUS XM HOLDINGS INC.
2024 LONG-TERM STOCK INCENTIVE PLAN
Section 1. Purpose. The purposes of this Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan are to promote the interests of Sirius XM Holdings Inc. and its stockholders by: (a) attracting and retaining employees and directors of, and certain consultants to, the Company and its Affiliates, as defined below; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and/or (c) enabling such individuals to participate in the long-term growth and financial success of the Company.
Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” shall mean any entity: (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company; or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award made or granted from time to time hereunder.
“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company.
“Board” shall mean the Board of Directors of the Company.
“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or an Affiliate. If the Participant is not a party to an employment, severance or similar agreement with the Company or an Affiliate in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean: (i) the intentional engagement in any acts or omissions constituting dishonesty, breach of a fiduciary obligation, wrongdoing or misfeasance, in each case, in connection with a Participant’s duties or otherwise during the course of a Participant’s employment or service with the Company or an Affiliate; (ii) the commission of a felony or the indictment for any felony, including, but not limited to, any felony involving fraud, embezzlement, moral turpitude or theft; (iii) the intentional and wrongful damaging of property, contractual interests or business relationships of the Company or an Affiliate; (iv) the intentional and wrongful disclosure of secret processes or confidential information of the Company or an Affiliate in violation of an agreement with or a policy of the Company or an Affiliate; (v) the continued failure to substantially perform the Participant’s duties for the Company or an Affiliate; (vi) current alcohol or prescription drug abuse affecting work performance; (vii) current illegal use of drugs; or (viii) any intentional conduct contrary to the Company’s or a subsidiaries’ written policies or practices.
“Change of Control” shall mean, unless otherwise defined in the applicable Award Agreement, the occurrence of any of the following events:
(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the
2026 PROXY STATEMENT	B-1

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

Exchange Act) of more than 50% of the then Voting Power; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) below; or
(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding Shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such Business Combination of the securities representing the Voting Power, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding Shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board providing for such Business Combination; or
(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
“Committee” shall mean the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is required to be a “Non-Employee Director” (within the meaning of Rule 16b-3) to the extent Rule 16b-3 is applicable to the Company and the Plan.
“Company” shall mean Sirius XM Holdings Inc., together with any successor thereto.
“Effective Date” shall mean the “Closing Date” as defined under the Agreement and Plan of Merger dated as of December 11, 2023, by and among Liberty Media Corporation, Liberty Sirius XM Holdings Inc., Radio Merger Sub, LLC and Sirius XM Holdings Inc.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Existing Plans” shall mean, collectively, the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan, the 2014 AdsWizz Stock Incentive Plan, the Pandora Media, Inc. 2011 Equity Incentive Plan and the Sirius XM Radio Inc. 2009 Long-Term Stock Incentive Plan.
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Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

“Fair Market Value” shall mean: unless otherwise determined by the Committee, (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and (ii) with respect to Shares, as of any date, (1) the closing sale price (excluding any “after hours” trading) of the Shares as reported on The Nasdaq Stock Market for such date (or if not then trading on The Nasdaq Stock Market, the closing sale price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares; or (2) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.
“Good Reason” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or an Affiliate. If the Participant is not a party to an employment, severance or similar agreement with the Company or an Affiliate in which such term is defined, then, unless otherwise defined in the applicable Award Agreement, for purposes of this Plan, the Participant shall not be entitled to terminate his or her employment or service for Good Reason.
“Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may be granted only to Participants who meet the definition of “employees” under Section 3401(c) of the Code.
“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option or does not meet the requirements of Section 422 of the Code or any successor provision thereto.
“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.
“Participant” shall mean any employee of, or consultant to, the Company or its Affiliates, or non- employee director who is a member of the Board or the board of directors of an Affiliate, eligible for an Award under Section 5 and selected by the Committee, or its designee, to receive an Award under the Plan.
“Performance Award” shall mean any right granted under Section 9 of the Plan.
“Performance Criteria” shall mean the measurable criterion or criteria that the Committee may select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any performance-based Awards under the Plan. Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Affiliates. The Performance Criteria may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on one or more, or a combination of, the performance goals or objectives determined by the Committee, including one or more of the following: return on net assets, return on stockholders’ equity, return on assets, return on capital, revenue, average revenue per subscriber, stockholder returns, profit margin, earnings per Share, free cash flow per Share, net earnings, operating earnings, free cash flow, adjusted earnings before interest, taxes, depreciation and amortization, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, Share price, enterprise value, equity market capitalization or market share.
“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance
2026 PROXY STATEMENT	B-3

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

Period in order to prevent the dilution or enlargement of the rights of Participants as it deems appropriate, including (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
“Performance Period” shall mean one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a performance-based award.
“Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision.
“Plan” shall mean this Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan. “Restricted Stock” shall mean any Share granted under Section 8 of the Plan. “Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.
“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.
“Shares” shall mean the common stock of the Company, $.001 par value, or such other securities of the Company: (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction; or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.
“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.
“Substitute Awards” shall mean any Awards granted under Section 4(c) of the Plan.
“Voting Power” means at any time the combined voting power of the then-outstanding securities entitled to vote generally in the election of members of the Board.
Section 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee (in each case consistent with Section 409A of the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan, any Award Agreement, and any other instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify or otherwise determine whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
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Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.
(c) The mere fact that a Committee member shall fail to qualify as a “Non-Employee Director” within the meaning of Rule 16b-3 shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.
(d) No member of the Committee shall be liable to any Person for any action or determination made in good faith with respect to the Plan or any Award hereunder.
(e) The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act.
Section 4. Shares Available for Awards.
(a) Shares Available.
(i) Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, 350,000,000; provided, that, subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 70,000,000. Notwithstanding the foregoing limitation, or any plan or program of the Company to the contrary, the maximum amount of compensation that may be paid to any single non- employee member of the Board in respect of any single fiscal year (including Awards under the Plan, determined based on the Fair Market Value of such Award as of the grant date, as well as any retainer fees) shall not exceed $1,000,000 (the “Non-Employee Director Compensation Limit”).
(ii) If any Shares subject to an Award are forfeited, cancelled, or exchanged or if an Award terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, termination or expiration, again be available for Awards under the Plan. Upon payment in cash of the benefit provided by any Award granted under this Plan or the withholding by the Company of Shares to satisfy a tax withholding obligation in respect of any Award, any Shares that were covered by the portion of the Award that was settled in cash or withheld to cover taxes will again be available for Awards under the Plan. Notwithstanding the foregoing, any Shares which (A) are tendered or otherwise used in satisfaction of the exercise price of an Option or (B) underlie a Stock Appreciation Right that is exercised and settled in Shares, shall not again be available for Awards under the Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds (whether from the exercise of Options or otherwise) shall not be added to the aggregate limit described in Section 4(a)(i) or otherwise be made available for Awards under this Plan. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares based on fair market value, such Shares will not count against the aggregate limit described in Section 4(a)(i).
(b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (i) the number of Shares or other securities
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Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award and/or (iv) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Share subject to each such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right or for no consideration in respect of any Option or Stock Appreciation Right with a per Share exercise price or grant price that is equal to or greater than such Fair Market Value. The Committee will also make or provide for such adjustments in the numbers of shares specified in Section 4(a)(i) of this Plan as the Committee may determine is appropriate to reflect any transaction or event described in this Section 4(b); provided, that any such adjustment to the numbers specified in Section 4(a)(i) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.
(c) Substitute Awards.
(i) Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in an acquisition or merger transaction with the Company or any subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be granted in a manner that complies with Section 409A of the Code.
(ii) In the event that an entity acquired by the Company or any subsidiary or with which the Company or any subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under this Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could not have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any subsidiary prior to such acquisition or merger. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.
(iii) Any Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Sections 4(c)(i) or 4(c)(ii) above will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits described in Section 4(a)(i) of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Sections 4(c)(i) or 4(c)(ii) above will be added to the aggregate limit described in Section 4(a)(i) of the Plan.
(d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.
Section 5. Eligibility. Any employee of, or consultant or other service provider to, the Company or any of its Affiliates (including any prospective employee), or non-employee director who is a member of the Board or the board of directors of an Affiliate, shall be eligible to be selected as a Participant.
Section 6. Stock Options.
(a) Grant. Subject to the terms of the Plan, the Committee shall have sole authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the
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Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

exercise price thereof and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non- Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. No Option shall be exercisable more than ten years from the date of grant.
(b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and which exercise price (except with respect to Substitute Awards) shall not be less than the Fair Market Value per Share on the date of grant.
(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.
(d) Payment.
(i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefore is received by the Company. Such payment may be made (A) in cash, or its equivalent, or (B) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), or (C) subject to such rules as may be established by the Committee and applicable law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (D) subject to any conditions or limitations established by the Committee, by the Company’s withholding of Shares otherwise issuable upon exercise of an Option pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), or (E) by a combination of the foregoing, or (F) by such other methods as may be approved by the Committee, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company or withheld as of the date of such tender or withholding is at least equal to such aggregate exercise price.
(ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.
Section 7. Stock Appreciation Rights.
(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation
2026 PROXY STATEMENT	B-7

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time. No Stock Appreciation Right shall be exercisable more than ten years from the date of grant.
(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof (which grant price (except with respect to Substitute Awards) shall not be less than the Fair Market Value on the date of grant). The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.
(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.
Section 8. Restricted Stock and Restricted Stock Units.
(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.
(b) Transfer Restrictions. Unless otherwise directed by the Committee, (i) certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company, or (ii) Shares of Restricted Stock shall be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall, as applicable, either deliver such certificates to the Participant or the Participant’s legal representative or the transfer agent shall remove the restrictions relating to the transfer of such Shares. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements.
(c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon or after the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The terms of the applicable Award Agreement may provide for the payment of dividends with respect to Shares of Restricted Stock or dividend equivalents with respect to Shares underlying Restricted Stock Units, in each case, on the terms set forth therein; provided, that no dividends shall be paid on any Shares of Restricted Stock and no dividend equivalents shall be paid on any Restricted Stock Units prior to the vesting of the Restricted Stock or Restricted Stock Units to which such dividend or dividend equivalent relates, as applicable.
Section 9. Performance Awards.
(a) Grant. The Committee shall have sole authority to determine the Participants who shall receive a “Performance Award”, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the
B-8	2026 PROXY STATEMENT

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.
(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period as set forth in the Award Agreement on the date of grant.
Section 10. Other Stock-Based Awards. The Committee shall have authority to grant to Participants an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above, and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.
Section 11. Amendment and Termination.
(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that if an amendment to the Plan (i) would materially increase the number of securities which may be issued under the Plan, (ii) would materially expand eligibility for participation in the Plan, (iii) would increase the Non-Employee Director Compensation Limit, or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of The Nasdaq Stock Market, or, if the Shares are not traded on The Nasdaq Stock Market, the principal national securities exchange upon which the Shares are traded or quoted, such amendment will be subject to stockholder approval and may not be effective unless and until such approval has been obtained. Any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.
(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.
(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(d) Repricing. Except in connection with a corporate transaction or event described in Section 4(b) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of Options or the grant price of Stock Appreciation Rights, or cancel Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price of the original Options or grant price of the original Stock Appreciation Rights, as applicable, without stockholder approval. This Section 11(d) is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 4(b) of this Plan.
2026 PROXY STATEMENT	B-9

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

Section 12. Change of Control.
(a) Except as otherwise provided in an Award Agreement or by the Committee in a written resolution at the date of grant, to the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting or continuing entity in the event of a Change of Control, all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and such Awards shall become vested and non- forfeitable, and any specified Performance Goals with respect to outstanding Awards shall be deemed to be satisfied at target (any Awards that become vested as a result of the foregoing or pursuant to the terms of the applicable Award Agreement, “CIC Vested Awards”).
(b) With respect to any CIC Vested Awards, such awards may be cancelled or converted in connection with the Change of Control and the Committee may cause to be paid or provided to the holders thereof, in cash, shares, other securities or other property, or any combination thereof, the value of such CIC Vested Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in connection with the Change of Control, as determined by the Committee), including without limitation, in the case of an outstanding Option or Stock Appreciation Right, payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Share(s) subject to such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right (it being understood that, in such event, any Option or Stock Appreciation Right having a per share exercise price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor).
(c) Except as otherwise provided in an Award Agreement or by the Committee in a written resolution at the date of grant or thereafter, to the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting or continuing entity in the event of a Change of Control, (i) any outstanding Awards that are subject to Performance Goals shall be converted by the resulting or continuing entity as if target performance had been achieved as of the date of the Change of Control, (ii) each Performance Award with service requirements shall continue to vest with respect to such requirements during the remaining period set forth in the Award Agreement, and (iii) all other Awards shall continue to vest (and/or the restrictions thereon shall continue to lapse) during the remaining period set forth in the Award Agreement.
(d) Except as otherwise provided in an Award Agreement or by the Committee in a written resolution at the date of grant or thereafter, to the extent outstanding Awards granted under the Plan are either assumed, converted or replaced by the resulting or continuing entity in the event of a Change of Control, if a Participant’s employment or service is terminated without Cause by the Company or an Affiliate or a Participant terminates his or her employment or service with the Company or an Affiliate for Good Reason (if applicable), in either case, during the two-year period following a Change of Control, all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable.
(e) Notwithstanding anything in this Plan or any Award Agreement to the contrary, to the extent any provision of this Plan or an Award Agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change of Control, then such payment shall not be made unless such Change of Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Section 409A of the Code or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change of Control or termination of employment or service, but disregarding any future service or performance requirements.
B-10	2026 PROXY STATEMENT

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

Section 13. Non-U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.
Section 14. Detrimental Activity and Recapture Provisions. Awards under the Plan will be subject to cancellation or forfeiture, or the forfeiture and repayment to the Company of any gain related to an award, or subject to any other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, during employment or other service with the Company or a subsidiary, shall engage in activity detrimental to the business of the Company. In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the Shares may be traded.
Section 15. General Provisions.
(a) Nontransferability.
(i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.
(ii) No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance. In no event may any Award granted under this Plan be transferred for value.
(b) Dividend Equivalents. In the sole discretion of the Committee, an Award (other than Options or Stock Appreciation Rights), whether made as an Other Stock-Based Award or as an Award granted pursuant to Sections 8 through 10 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property; provided, that no dividends or dividend equivalents shall be paid in respect of any Award prior to the vesting of such Award, and any such dividends or dividend equivalents shall be subject to the same vesting conditions as the Award to which such dividends or dividend equivalents relate.
(c) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
2026 PROXY STATEMENT	B-11

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

(d) Share Certificates. Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(e) Withholding. (i) A Participant may be required to pay to the Company or any Affiliate, and, subject to Section 409A of the Code, the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.
(ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option (or the settlement of such Award in Shares) a number of Shares with a Fair Market Value equal to such withholding liability.
(f) Award Agreements. Awards hereunder shall be evidenced by an Award Agreement specifying the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.
(g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, restricted stock units, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.
(h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, or as a director on the Board or board of directors, as applicable, of, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or any applicable employment contract or agreement.
(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall be entitled to the rights of a stockholder in respect of such Restricted Stock.
(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.
(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such
B-12	2026 PROXY STATEMENT

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.
(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
(o) Deferrals. In the event the Committee permits a Participant to defer any Award payable in the form of cash, all such elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code.
(p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 16. Compliance with Section 409A of the Code.
(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.
(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation
2026 PROXY STATEMENT	B-13

Appendix B—The Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

(within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, with interest, on the earlier of the first business day of the seventh month or death.
(d) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company shall amend this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
Section 17. Term of the Plan.
(a) Effective Date. This Plan shall become effective, subject to its approval by the stockholders of the Company, as of the Effective Date. No grants will be made under the Existing Plans on or after the Effective Date, except that outstanding awards granted under the Existing Plans continue unaffected following such date.
(b) Expiration Date. No grant will be made under this Plan more than ten years after the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.
B-14	2026 PROXY STATEMENT

Corporate Information
Management
Jennifer C. Witz
Chief Executive Officer
Scott A. Greenstein
President and Chief Content Officer
Zac Coughlin
Executive Vice President and Chief Financial Officer
Eve Konstan
Executive Vice President, Chief Legal Officer and Secretary
Wayne D. Thorsen
Executive Vice President and Chief Operating Officer
Faye Tylee
Executive Vice President and Chief People and Administrative Officer
Board of Directors
Gregory B. Maffei
Chair of the Board of
Sirius XM Holdings Inc.
Eddy W. Hartenstein
Director
President and CEO (Retired)
DIRECTV
Dr. Evan D. Malone
Director
President
NextFab Studio, LLC
Jonelle Procope
Director
President and CEO (Retired)
Apollo Theater Foundation, Inc.
Michael Rapino
Director
President and Chief Executive Officer
Live Nation Entertainment, Inc.
Kristina M. Salen
Lead Independent Director of
Sirius XM Holdings Inc.
Chief Financial Officer
Booksy Inc.
Dave Stephenson
Director
Chief Business Officer and Head of Employee Experience
Airbnb, Inc.
Anjali Sud
Director
Chief Executive Officer of Tubi, Inc.
Jennifer C. Witz
Director
Chief Executive Officer
Sirius XM Holdings Inc.
David M. Zaslav
Director
President and Chief Executive Officer
Warner Bros. Discovery, Inc.
Executive Offices
Sirius XM Holdings Inc.
1221 Avenue of the Americas
35th Floor
New York, New York 10020
212.584.5100
www.siriusxm.com

Stockholder Information
Annual Stockholders Meeting The virtual annual meeting of Sirius XM stockholders is scheduled for 8:30 a.m. EDT, on Thursday, May 28, 2026 at www.virtualshareholdermeeting.com/ SIRI2026
Transfer Agent and Registrar
The transfer agent and registrar for the Company’s common stock is:
Computershare
Stockholder correspondence
should be mailed to:
Computershare
P.O. BOX 43006
Providence, RI 02940-3006
1-866-723-8212 (toll free)
781-575-3100 (international callers)
1-800-952-9245 (hearing impaired
TDD phone)
OVERNIGHT DELIVERY:
150 Royall Street, Suite 101
Canton, MA 02021
Stockholder website www.computershare.com/investor
Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, New York 10154
Stockholder online inquiries https://www-us.computershare.com/investor/Contact Sirius XM common stock is listed on The NASDAQ Global Select Market under the symbol “SIRI”.

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THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
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THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
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01 Eddy W. Hartenstein   02 Kristina M. Salen   03 Jennifer C. Witz   04 Evan D. Malone   05 Jonelle Procope
06 Anjali Sud

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0000701928_1 R2.09.05.010

SIRIUS XM HOLDINGS INC.1221 AVENUE OF THE AMERICAS, 35THFL. NEW YORK, NY 10020Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1 234567 8234567 8234567 8234567 8234567 8234567 8 111OF2 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on 05/27/2026 for shares held directly and by 11:59 P.M. EDT on 05/26/2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on 05/27/2026 for shares held directly and by 11:59 P.M. EDT on 05/26/2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
NAMETHE COMPANY NAME INC. - COMMONTHE COMPANY NAME INC. - CLASS ATHE COMPANY NAME INC. - CLASS BTHE COMPANY NAME INC. - CLASS CTHE COMPANY NAME INC. - CLASS DTHE COMPANY NAME INC. - CLASS ETHE COMPANY NAME INC. - CLASS FTHE COMPANY NAME INC. - 401 KTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:xTHIS PROXY CARD IS VALID CONTROL # →SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345PAGE1OF2KEEP THIS PORTION FOR YOUR RECORDS ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following:1.Election of Class I and II DirectorsNominees01Eddy W. Hartenstein02 Kristina M. Salen06Anjali SudThe Board of Directors recommends you vote FOR proposals 2, 3 and 4.2Advisory approval of named executive officer compensation. 3Approval of Amendment No. 1 to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the "2024 Plan") to increase the number of shares available for issuance by an additional 7,200,000 shares and to extend the term of the 2024 Plan. 4Ratification of the appointment of KPMG LLP as our independent registered public accountants for 2026. ForWithholdFor AllTo withhold authority to vote for anyAllAllExceptindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s)on theline below.00003 Jennifer C. Witz04Evan D. Malone05 Jonelle ProcopeForAgainstAbstain000NOTE: In addition, such other business as mayproperly come before the meeting or any adjournmentthereof. You may attend the meeting via the000Internet and vote during the meeting. Have theinformation that is printed in the box marked withthe arrow on your proxy card or Notice of InternetAvailability of Proxy Materials available andfollow the instructions.000 020000000000 R2.09.05.0101 _ 0000701928 Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Please sign exactly as your name(s) appear(s) hereon. When signing asInvestor Address Line 5John Sampleattorney, executor, administrator, or other fiduciary, please give full1234 ANYWHERE STREETtitle as such. Joint owners should each sign personally. All holders mustANY CITY, ON A1A 1A1sign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.SHARESCUSIP #JOB #SEQUENCE #Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement/Annual Report is/are available at www.proxyvote.com .SIRIUS XM HOLDINGS INC.Annual Meeting of StockholdersMay 28, 2026 8:30 AM EDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Eve Konstan and Ruth A. Ziegler, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to represent the undersigned and vote, as directed and permitted herein, the undersigned's shares of Sirius XM Holdings Inc. common stock (including any shares of common stock which the undersigned has the right to direct the proxies to vote under the Sirius XM Radio Inc. 401(k) Savings Plan at the Annual Meeting of Stockholders of Sirius XM Holdings Inc. to be held at 08:30 AM, EDT, on Thursday, May 28, 2026, live via the Internet (please visit www.virtualshareholdermeeting.com/SIRI2026), and at any adjournments or postponements thereof, upon all matters set forth on the reverse side hereof and, in their judgment and discretion, upon such other business as may properly come before the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.R2.09.05.0102 _ 0000701928 Continued and to be signed on reverse side